UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2368

Name of Registrant:	Vanguard Fixed Income Securities Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2006 - July 31, 2006

Item 1:	Reports to Shareholders

Vanguard® U.S. Government Bond Funds

> Semiannual Report

July 31, 2006

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Inflation-Protected Securities Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

>	For the six months ended July 31, 2006, the Vanguard U.S. Government Bond Funds produced returns ranging from –2.1% to 1.6%.

>	With one exception, all of the funds beat or matched the average returns of mutual fund competitors.

>	The funds’ 30-day SEC yields increased for the half-year as bond prices dropped.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	8
Short-Term Treasury Fund	12
Short-Term Federal Fund	23
Inflation-Protected Securities Fund	35
Intermediate-Term Treasury Fund	47
GNMA Fund	59
Long-Term Treasury Fund	69
About Your Fund’s Expenses	80
Trustees Approve Advisory Arrangements	82
Glossary	84

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2006
Total
Return
Vanguard Short-Term Treasury Fund
Investor Shares	1.5%
Admiral™ Shares[1]	1.5
Lehman 1–5 Year Treasury Index	1.3
Average Short Treasury Fund[2]	1.4

Vanguard Short-Term Federal Fund
Investor Shares	1.6%
Admiral Shares[1]	1.6
Lehman 1–5 Year Government Index	1.4
Average 1–5 Year Government Fund[2]	1.2

Vanguard Inflation-Protected Securities Fund
Investor Shares	–0.2%
Admiral Shares[1]	–0.2
Institutional Shares[3]	–0.1
Lehman Treasury Inflation Notes Index	–0.2
Average Treasury Inflation Protected Securities Fund[2]	–0.4

Vanguard Intermediate-Term Treasury Fund
Investor Shares	0.2%
Admiral Shares[1]	0.3
Lehman 5–10 Year Treasury Index	–0.1
Average General Treasury Fund[2]	–0.9

Vanguard GNMA Fund
Investor Shares	0.2%
Admiral Shares[1]	0.2
Lehman GNMA Index	0.5
Average GNMA Fund[2]	0.2

Vanguard Long-Term Treasury Fund
Investor Shares	–2.1%
Admiral Shares[1]	–2.0
Lehman Long Treasury Index	–2.0
Average General Treasury Fund[2]	–0.9

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

3 This class of shares also carries low expenses and is available for a minimum investment of $5 million.

1

Chairman’s Letter

Dear Shareholder,

During the six months ended July 31, 2006, short-term interest rates increased in response to the Federal Reserve Board’s monetary-tightening policy. Longer-term rates followed suit, and bond prices across the maturity spectrum experienced downward pressure.

Against this challenging backdrop, the six Vanguard U.S. Government Bond Funds produced returns ranging from –2.1% (for the Investor Shares of the Long-Term Treasury Fund) to 1.6% (for the Short-Term Federal Fund). The funds produced returns consistent with those of their bond market segments, and only the Long-Term Treasury Fund posted a return lower than its peer average.

The yields of all six funds rose during the half-year. The GNMA Fund had the smallest yield increase, climbing 0.20 percentage point to 5.03%. The largest yield increase occurred at the shortest end of the maturity spectrum: The Short-Term Treasury Fund rose by 0.75 percentage point to 4.97%. As of July 31, the Short-Term Treasury Fund’s yield was only 0.05 percentage point lower than that of the Long-Term Treasury Fund. (All yields are for Investor Shares.)

Bonds struggled to maintain footing as interest rates climbed

The Federal Reserve Board raised its target for the federal funds rate three times during the period, to 5.25%, marking the 17th consecutive rate hike since the central

2

bank began its inflation-fighting campaign two years ago. (At its August 8 meeting, the Fed elected to leave its target unchanged.) The broad market for taxable U.S. bonds finished the six months with a modestly positive return, while municipal bond returns fared somewhat better.

Yields of U.S. Treasury securities rose at both ends of the maturity spectrum, but the yield curve remained essentially flat, with a minuscule difference between the yields of the 3-month and the 30-year issues. Although stock investors sought to avoid risk, bond investors were less sensitive; high-yield bonds were one of the stronger segments of the bond market.

Stocks started strongly, but retreated as the economy slowed

Worrisome economic signals took a toll on stocks, which began the year on an upward trajectory, then reversed course in early May. The U.S. economy expanded at a torrid pace in the first calendar quarter, when gross domestic product jumped at an annualized rate of 5.6%, but economic growth skidded to half that rate in the second quarter. Instability in international oil markets and a slowing domestic housing market added to investors’ concerns.

The broad U.S. stock market closed on July 31 near where it started six months before. Small-capitalization stocks and growth stocks performed poorly, as investors showed increased aversion to risk.

Market Barometer
			Total Returns
		Periods Ended July 31, 2006
	Six Months	One Year	Five Years[1]
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.6%	1.5%	4.8%
Lehman Municipal Bond Index	1.2	2.5	5.0
Citigroup 3-Month Treasury Bill Index	2.3	4.1	2.2

Stocks
Russell 1000 Index (Large-caps)	0.2%	5.2%	3.4%
Russell 2000 Index (Small-caps)	–3.9	4.2	9.0
Dow Jones Wilshire 5000 Index (Entire market)	–0.4	5.2	4.3
MSCI All Country World Index ex USA (International)	3.9	25.1	12.6

CPI
Consumer Price Index	2.6%	4.1%	2.8%

1 Annualized.

3

The picture was similar in international markets, where investors were spooked by the specters of rising inflation (largely because of high energy and commodity prices) and slowing growth. However, a weakened U.S. dollar gave a boost to international returns for American investors when gains abroad were converted back into the U.S. currency.

The funds’ returns were modest, ahead of the Fed’s rate pause

The half-year ended July 31 was a challenging period for fixed income managers. The Fed’s rate-tightening actions spurred interest rates higher across the board, while several macroeconomic signals pointed to an end to—or at least a pause in—rate increases. Both Wellington Management Company, LLP, advisor for the GNMA Fund, and the Vanguard Fixed Income Group, which advises the five other U.S. Government Bond Funds, kept duration levels at the shorter end of their typical ranges through much of the period to moderate the negative impact of rising interest rates. Toward the end of the period, the advisors looked for opportunities to increase duration levels in the funds.

The funds with the shortest maturities turned in the best performances during the six months. The Short-Term Treasury and Short-Term Federal Funds’ Investor Shares returned 1.5% and 1.6%, respectively, as their income returns more than compensated for declines in their share prices. Both funds beat the average returns of their competitors, and both outperformed their unmanaged benchmark indexes.

The Inflation-Protected Securities Fund returned –0.2% (–0.1% for Institutional

Yields and Returns
	SEC 30-Day		Components of Total Returns:
	Yields on July 31,		12 Months Ended July 31, 2006
Bond Fund (Investor Shares)	2005	2006	Capital	Income	Total
Short-Term Treasury	3.50%	4.97%	–1.06%	3.82%	2.76%
Short-Term Federal	3.78	5.09	–0.78	3.76	2.98
Inflation-Protected Securities	1.57[1]	2.33[1]	–3.47	5.46	1.99
Intermediate-Term Treasury	3.81	4.95	–3.65	4.58	0.93
GNMA	4.41	5.03	–2.90	4.90	2.00
Long-Term Treasury	4.23	5.02	–6.58	4.70	–1.88

1 Yields of inflation-protected securities tend to be lower than those of other bonds because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

4

Shares), matching the result of its benchmark and outperforming the average return of competing Treasury inflation-protected funds. In the very narrow universe of inflation-indexed Treasury securities, the fund’s low expenses continue to distinguish it from competitors.

The Intermediate-Term Treasury Fund’s Investor Shares returned 0.2%, outpacing the fund’s benchmark and the average return of competing funds. (The fund’s Admiral Shares returned 0.3%.) The income portion of the fund’s return was just enough to compensate for its falling share prices, landing the fund in positive territory for the half-year. As of July 31, yields of intermediate-term Treasury bonds were lower than those of both longer- and shorter-term issues, a rare occurrence.

The GNMA Fund returned 0.2%, matching the average return of its peers, but falling short of the performance of the index. Mortgage rates moved higher during the period, putting pressure on the prices of GNMA securities. Once rates stabilize, however, the currently attractive yields from these securities will be less susceptible to the risk that homeowners will refinance or prepay their mortgages.

On June 30, Paul D. Kaplan, manager of Vanguard GNMA Fund since 1994, retired from Wellington Management Company. Paul has helped deliver superior results for the GNMA Fund, and on behalf of Vanguard clients, I extend my congratulations and gratitude to him for his years of service. Thomas L. Pappas has assumed the position of lead portfolio manager for the fund. He has worked with Paul on the fund’s portfolio management team since

Annualized Expense Ratios[1]
Your fund compared with its peer group
	Investor	Admiral	Institutional	Peer
Bond Fund	Shares	Shares	Shares	Group
Short-Term Treasury	0.26%	0.10%	—	0.56%
Short-Term Federal	0.20	0.10	—	0.99
Inflation-Protected Securities	0.20	0.11	0.08%	0.97
Intermediate-Term Treasury	0.26	0.10	—	0.58
GNMA	0.21	0.11	—	1.04
Long-Term Treasury	0.26	0.10	—	0.58

1 Fund expense ratios reflect the six months ended July 31, 2006. Peer groups are: for the Short-Term Treasury Fund, the Average Short Treasury Fund; for the Short-Term Federal Fund, the Average 1–5 Year Government Fund; for the Inflation-Protected Securities Fund, the Average Treasury Inflation Protected Securities Fund; for the Intermediate-Term Treasury Fund, the Average General Treasury Fund; for the GNMA Fund, the Average GNMA Fund; for the Long-Term Treasury Fund, the Average General Treasury Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2005.

5

1994, and has been with Wellington Management since 1987.

The Long-Term Treasury Fund’s –2.1% return for Investor Shares was the worst result of the six U.S. Government Bond Funds. (The fund’s Admiral Shares returned –2.0%.) This market segment’s poor results partly reflected investors’ hesitation to buy bonds with extended maturities when short-term issues were producing similar yields. The fund’s Investor Shares narrowly underperformed both the benchmark and the average return of general Treasury funds—our usual, though admittedly imperfect (owing to their shorter duration), standard of comparison.

Six-month bond-fund returns provide only part of the picture. The total return figures include the full impact of price changes, but just a half-year’s worth of interest income. For that reason, we offer the table on page 4, which summarizes the funds’ 12-month performance.

The advisors skillfully navigated the U.S. Government Bond Funds through a period in which the outlook for interest rates was uncertain. Their job was aided by Vanguard’s low expenses, which allow a greater portion of each fund’s total returns to be passed along to shareholders—a truly powerful benefit in any environment, but one that becomes even more pronounced when returns are modest.

Bonds can provide stability when stocks zig and zag

U.S. and international stock markets charted an up-and-down course over the past six months. The exciting gains made early in the year were later surrendered during a tumultuous May, June, and July. In the end, the returns for stocks and bonds were fairly similar, with one exception: Bonds traveled a much smoother path. Over the long term, of course, stocks are expected to post higher returns than bonds. But over shorter periods, stocks can be quite volatile.

The bond market is not without its own risks. No combination of professional investors, economists, or government policymakers can forecast for certain the direction of the economy, inflation, and interest rates. But history suggests that bond returns are more stable than those of stocks, making bonds an ideal way to counterbalance the more risky elements in your investment portfolio. For investors seeking stability, credit quality, and income, we believe the Vanguard U.S. Government Bond Funds are a wise choice.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

August 14, 2006

6

Your Fund’s Performance at a Glance:
January 31, 2006–July 31, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
Bond Fund	Share Price	Share Price	Dividends	Gains
Short-Term Treasury
Investor Shares	$10.31	$10.25	$0.209	$0.000
Admiral Shares	10.31	10.25	0.217	0.000
Short-Term Federal
Investor Shares	$10.25	$10.21	$0.200	$0.000
Admiral Shares	10.25	10.21	0.205	0.000
Inflation-Protected Securities
Investor Shares	$12.18	$11.89	$0.254	$0.000
Admiral Shares	23.91	23.34	0.511	0.000
Institutional Shares	9.74	9.51	0.210	0.000
Intermediate-Term Treasury
Investor Shares	$10.85	$10.62	$0.248	$0.000
Admiral Shares	10.85	10.62	0.256	0.000
GNMA
Investor Shares	$10.29	$10.05	$0.258	$0.000
Admiral Shares	10.29	10.05	0.264	0.000
Long-Term Treasury
Investor Shares	$11.40	$10.83	$0.273	$0.054
Admiral Shares	11.40	10.83	0.282	0.054

7

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds; the Inflation-Protected Securities Fund; and the Short-Term Federal Fund

During the six months ended July 31, 2006, the Vanguard U.S. Government Bond Funds produced returns ranging from –2.1% for Vanguard Long-Term Treasury Fund Investor Shares to 1.6% for Vanguard Short-Term Federal Fund. The funds’ returns were consistent with those of their bond market segments, and all but the Long-Term Treasury Fund posted returns that matched or beat their peer-group averages.

The investment environment

The first few months of calendar 2006 saw the U.S. economy grow at an impressive rate. The gross domestic product growth rate slipped in the second quarter, however, as capital spending and exports slowed. In addition, energy prices reached record highs, putting pressure on the U.S. consumer.

Meanwhile, interest rates climbed steadily, making borrowing more expensive across the board. The housing market, a large driver of economic activity, continued to cool gradually. U.S. equity markets were particularly unsettled in May, June, and July, the last three months of our reporting period, as investors tried to get a read on whether the Federal Reserve Board was nearing the end of its two-year tightening cycle.

The U.S. bond market

The first half of the funds’ fiscal year was marked by additional flattening of the U.S. Treasury yield curve. On January 31, the difference between the yields of 2-year and 30-year Treasuries was just 16 basis points (or 0.16 percentage point). Six months later, the spread had narrowed even more, to 12 basis points, with the 2-year note yielding 4.95% and the 30-year bond, 5.07%. Short-term issues produced the highest returns.

After 17 consecutive increases in the target for the federal funds rate (the rate at which banks borrow from each other overnight), Fed Chairman Ben Bernanke expressed a willingness to suspend the pace of tightening and allow the impact of previous rate increases to work its way through the economy. The bond market took its cue from him and struggled to press yields above the federal funds rate of 5.25%.

At the end of the period, the entire Treasury yield curve was below the Fed’s target funds rate. An analysis of recent periods when this has been the case would lead most students of macroeconomic history to predict that the Fed would soon be ready to reduce interest rates. Only time will tell. Inflation indicators remain elevated, and although Chairman Bernanke expects inflation pressures to moderate in the future, they are likely to persist over the near-term.

8

The management of the funds

For all three Treasury funds, the key to the portfolios’ returns was our duration-management strategy. Throughout the first half of the fiscal year, we reduced the duration levels in the Short-, Intermediate-, and Long-Term Treasury Funds.

This emphasis on shorter-term securities offered some protection from declining prices as the Fed continued to boost interest rates. At the same time, our holdings at the long ends of the funds’ maturity ranges, where prices were relatively stable, allowed us to capture higher yields. The Short-Term Federal Fund, like its Treasury counterpart, also benefited from a shorter-than-usual duration during the half-year.

In the Inflation-Protected Securities Fund, security selection helped performance, as did trading strategies that took advantage of relative valuations within the TIPS and nominal Treasury markets. The TIPS market benefited from robust inflation compensation, roughly 2.5% over the time period. The inflation accrual, along with the coupon income received, nearly offset the principal decline in the fund.

Our investment outlook

As the end of the six-month period drew near, we extended the funds’ average durations back toward neutral levels. This positioning was a result of the Federal Reserve’s signal that it was pausing in its two-year-old program of monetary tightening. (In fact, at its meeting on August 8, shortly after the end of our

Yields of U.S. Treasury Bonds
			Change
Maturity	Jan. 31, 2006	July 31, 2006	(basis points)[1]
2 years	4.52%	4.95%	+43
3 years	4.48	4.92	+44
5 years	4.45	4.90	+45
10 years	4.52	4.98	+46
30 years	4.68	5.07	+39

1 One basis point equals 1/100 of a percentage point.

Source: Vanguard.

9

reporting period, the Federal Open Market Committee decided to leave the target federal funds rate unchanged.) Although inflation has accelerated recently, the Fed believes that its previous hikes will be enough to slow the economy sufficiently to reduce the inflation threat.

John W. Hollyer, Principal

Kenneth E. Volpert, Principal

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

August 9, 2006

For the GNMA Fund

During the half-year ended July 31, Vanguard GNMA Fund returned 0.2%, matching the average return of competing GNMA funds but trailing the return of the benchmark index.

The investment environment

Yields rose by roughly 0.5 percentage point over the last six months, pushing prices down across all market sectors. Assisted by additional interest rate hikes from the Federal Reserve Board, the Treasury yield curve moved uniformly higher while remaining flat, providing close to the same yield across all maturities. Mortgage rates similarly rose, greatly reducing the incentive for refinancing and taking the average price of GNMAs to a discount.

Rising interest rates also put pressure on housing by raising the cost to buy and should lead to a slowdown in home turnover. Although GNMAs are not subject to loss of principal should home prices fall (the principal is guaranteed by the U.S. government), any slowdown in housing turnover generally increases the interest rate sensitivity of all mortgage-backed securities. However, higher rates do lessen prepayment fears and make the higher yields offered by GNMAs more attractive to fixed income investors.

A pause in the Fed’s tightening of monetary policy would typically result in more demand for intermediate fixed income securities like GNMAs, which should aid performance. With market yields close to 6%, GNMAs are among the few high-quality sectors that have a meaningful income advantage over money market rates.

The fund’s successes

Price declines are impossible to avoid completely when all yields are moving higher, but we have been vigilant in looking for opportunities to reduce downside risk. One way was to avoid buying GNMAs with the lowest coupons, which have the most risk of a price decline. Another way was to fine-tune our pass-through exposures to avoid the geographical regions most likely to experience sharply reduced housing turnover.

10

The fund’s shortfalls

GNMAs, despite their superior credit backing, failed to keep up with other mortgage-backed securities over the six months, and the Fund’s emphasis on GNMAs therefore did not serve us optimally. As commercial and foreign central banks have become large players in the mortgage arena, they have been able to influence market valuations over short periods of time. Both types of buyers, in general, had reduced demand for GNMAs relative to other mortgage-backed securities over the period.

The fund’s positioning

We continue to expect that GNMAs will generate better returns than U.S. Treasuries over longer horizons, but mortgage pricing will continue to be driven primarily by changing interest rates. At the end of the half-year, the GNMA market price reflected a benign outlook for inflation and growth. Although we expect consumers to pull back and economic growth to slow somewhat, interest rates are not high enough generally to warrant increasing average duration in the fund. We are inclined to look for an attractive point to extend duration ahead—but not too far ahead—of material economic weakness. In the meantime, we are focused on identifying opportunities to limit our exposure to any increase in prepayments should rates decline, while also seeking to dampen price declines in a period of higher rates. This would help us to generate a competitive total return with greater predictability.

Thomas L. Pappas, CFA

Senior Vice President and Partner

Wellington Management Company, LLP

August 7, 2006

11

Short-Term Treasury Fund

Fund Profile

As of July 31, 2006

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	28	67	6,837
Yield		—	—
Investor Shares	5.0%
Admiral Shares	5.1%
Yield to Maturity	5.0%[3]	5.0%	5.6%
Average Coupon	4.2%	4.1%	5.3%
Average Effective Maturity	2.2 years	2.6 years	7.1 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	2.0 years	2.4 years	4.7 years
Expense Ratio		—	—
Investor Shares	0.26%[5]
Admiral Shares	0.10%[5]
Short-Term Reserves	0%	—	—-

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.85
Beta	0.75	0.41

Sector Diversification[7] (% of portfolio)

Treasury/Agency	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	8%
1–3 Years	74
3–5 Years	18

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman 1–5 Year Treasury Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 Annualized.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 84.

7 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

12

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1996–July 31, 2006

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	–1.9%	5.8%	3.9%	4.1%
1998	1.1	6.0	7.1	7.9
1999	1.2	5.5	6.7	6.9
2000	–4.0	5.2	1.2	1.3
2001	4.1	6.3	10.4	10.5
2002	1.9	5.0	6.9	7.4
2003	3.4	4.0	7.4	7.2
2004	0.2	2.5	2.7	2.6
2005	–1.8	2.7	0.9	1.0
2006	–1.3	3.2	1.9	1.5
2007[2]	–0.6	2.1	1.5	1.3

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	10/28/1991	1.56%	3.57%	0.41%	4.55%	4.96%
Admiral Shares	2/13/2001	1.73	3.71	0.26[3]	3.64[3]	3.90[3]

1 Lehman 1–5 Year Treasury Index.

2 Six months ended July 31, 2006.

3 Return since inception.

Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

13

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.0%)
U.S. Government Securities (92.2%)
	U.S. Treasury Bill	5.179%	12/21/06	105,000	102,948
	U.S. Treasury Note	3.750%	3/31/07	108,334	107,335
	U.S. Treasury Note	3.500%	5/31/07	60,000	59,194
	U.S. Treasury Note	4.000%	8/31/07	63,000	62,262
	U.S. Treasury Note	4.250%	11/30/07	604,000	597,676
	U.S. Treasury Note	4.625%	2/29/08	210,000	208,721
	U.S. Treasury Note	4.875%	4/30/08	200,000	199,562
	U.S. Treasury Note	2.625%	5/15/08	260,000	249,600
	U.S. Treasury Note	4.875%	5/31/08	479,000	477,879
	U.S. Treasury Note	4.500%	2/15/09	150,000	148,383
	U.S. Treasury Note	3.875%	5/15/09	75,000	72,949
	U.S. Treasury Note	4.000%	6/15/09	412,875	402,747
	U.S. Treasury Note	3.500%	2/15/10	25,000	23,855
	U.S. Treasury Note	4.000%	4/15/10	220,535	213,747
	U.S. Treasury Note	4.375%	12/15/10	194,000	189,969
	U.S. Treasury Note	4.875%	4/30/11	10,000	9,980
					3,126,807
Agency Bonds and Notes (6.7%)
1	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	20,000	20,613
1	Federal National Mortgage Assn.	7.250%	1/15/10	20,000	21,251
2	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	5.100%	6/30/07	4,571	4,554
2	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.450%	12/15/10	12,273	12,802
	Private Export Funding Corp	3.400%	2/15/08	45,000	43,753
	Private Export Funding Corp	6.670%	9/15/09	17,000	17,671
	Private Export Funding Corp	7.200%	1/15/10	7,100	7,525
	Private Export Funding Corp	7.250%	6/15/10	64,080	68,445
	Private Export Funding Corp	6.070%	4/30/11	29,000	29,861
					226,475

14

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mortgage-Backed Securities (0.1%)
[1,2] Federal Home Loan Mortgage Corp.	5.500%	4/1/16–5/1/16	1,308	1,298
[1,2] Federal Home Loan Mortgage Corp.	7.000%	9/1/15–1/1/16	1,020	1,051
[1,2] Federal National Mortgage Assn.	6.000%	9/1/06	9	9
[1,2] Federal National Mortgage Assn.	7.000%	11/1/15–3/1/16	2,537	2,618
				4,976
Total U.S. Government and Agency Obligations
(Cost $3,391,794)				3,358,258
Temporary Cash Investment (0.2%)
Repurchase Agreement
Bank of America Securities, LLC
(Dated 7/31/06, Repurchase Value $8,332,000
collateralized by Federal National Mortgage Assn.
Discount Note, 1/17/07
(Cost $8,331)	5.280%	8/1/06	8,331	8,331
Total Investments (99.2% )
(Cost $3,400,125)				3,366,589
Other Assets and Liabilities (0.8%)
Other Assets—Note B				35,374
Liabilities				(9,835)
				25,539
Net Assets (100%)				3,392,128

At July 31, 2006, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	3,469,941
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(44,277)
Unrealized Depreciation	(33,536)
Net Assets	3,392,128

Investor Shares—Net Assets
Applicable to 130,557,599 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,337,925
Net Asset Value Per Share—Investor Shares	$10.25

Admiral Shares—Net Assets
Applicable to 200,453,436 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	2,054,203
Net Asset Value Per Share—Admiral Shares	$10.25

•	See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

3 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

15

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2006
($000)
Investment Income
Income
Interest[1]	72,193
Total Income	72,193
Expenses
The Vanguard Group—Note B
Investment Advisory Services	141
Management and Administrative
Investor Shares	1,465
Admiral Shares	678
Marketing and Distribution
Investor Shares	146
Admiral Shares	223
Custodian Fees	23
Shareholders’ Reports
Investor Shares	41
Admiral Shares	4
Trustees’ Fees and Expenses	2
Total Expenses	2,723
Net Investment Income	69,470
Realized Net Gain (Loss)
Investment Securities Sold	(15,635)
Futures Contracts	2,408
Realized Net Gain (Loss)	(13,227)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(5,919)
Futures Contracts	(160)
Change in Unrealized Appreciation (Depreciation)	(6,079)
Net Increase (Decrease) in Net Assets Resulting from Operations	50,164

1 Interest income from an affiliated company of the fund was $2,147,000.

16

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	Jan. 31,
	2006	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,470	109,124
Realized Net Gain (Loss)	(13,227)	(22,899)
Change in Unrealized Appreciation (Depreciation)	(6,079)	(22,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	50,164	63,955
Distributions
Net Investment Income
Investor Shares	(27,217)	(50,814)
Admiral Shares	(42,253)	(58,310)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(69,470)	(109,124)
Capital Share Transactions—Note E
Investor Shares	(23,172)	(462,799)
Admiral Shares	101,857	381,823
Net Increase (Decrease) from Capital Share Transactions	78,685	(80,976)
Total Increase (Decrease)	59,379	(126,145)
Net Assets
Beginning of Period	3,332,749	3,458,894
End of Period	3,392,128	3,332,749

17

Short-Term Treasury Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.31	$10.45	$10.64	$10.79	$10.54	$10.35
Investment Operations
Net Investment Income	.209	.331	.279	.271	.405	.508
Net Realized and Unrealized Gain (Loss)
on Investments	(.060)	(.140)	(.190)	.020	.361	.195
Total from Investment Operations	.149	.191	.089	.291	.766	.703
Distributions
Dividends from Net Investment Income	(.209)	(.331)	(.279)	(.271)	(.405)	(.508)
Distributions from Realized Capital Gains	—	—	—	(.170)	(.111)	(.005)
Total Distributions	(.209)	(.331)	(.279)	(.441)	(.516)	(.513)
Net Asset Value, End of Period	$10.25	$10.31	$10.45	$10.64	$10.79	$10.54

Total Return	1.47%	1.86%	0.85%	2.74%	7.41%	6.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,338	$1,369	$1,854	$2,028	$2,200	$1,407
Ratio of Total Expenses to
Average Net Assets	0.26%[1]	0.26%	0.24%	0.26%	0.28%	0.29%
Ratio of Net Investment Income to
Average Net Assets	4.12%[1]	3.19%	2.65%	2.52%	3.70%	4.82%
Portfolio Turnover Rate	128%[1]	93%	108%	125%	165%	102%

1 Annualized.

18

Short-Term Treasury Fund

Admiral Shares
	Six Months					Feb. 12,
	Ended					2001[1] to
For a Share Outstanding	July 31,	Year Ended January 31,				Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.31	$10.45	$10.64	$10.79	$10.54	$10.34
Investment Operations
Net Investment Income	.217	.348	.292	.285	.419	.502
Net Realized and Unrealized Gain (Loss)
on Investments	(.060)	(.140)	(.190)	.020	.361	.205
Total from Investment Operations	.157	.208	.102	.305	.780	.707
Distributions
Dividends from Net Investment Income	(.217)	(.348)	(.292)	(.285)	(.419)	(.502)
Distributions from Realized Capital Gains	—	—	—	(.170)	(.111)	(.005)
Total Distributions	(.217)	(.348)	(.292)	(.455)	(.530)	(.507)
Net Asset Value, End of Period	$10.25	$10.31	$10.45	$10.64	$10.79	$10.54

Total Return	1.54%	2.02%	0.97%	2.88%	7.55%	6.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,054	$1,964	$1,605	$1,657	$1,933	$1,257
Ratio of Total Expenses to
Average Net Assets	0.10%[2]	0.10%	0.12%	0.13%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	4.28%[2]	3.35%	2.77%	2.65%	3.83%	4.73%[2]
Portfolio Turnover Rate	128%[2]	93%	108%	125%	165%	102%

1 Inception.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

20

Short-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $364,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2006, the fund had available realized losses of $30,890,000 to offset future net capital gains of $3,475,000 through January 31, 2013, $11,999,000 through January 31, 2014, and $15,416,000 through January 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2006, net unrealized depreciation of investment securities for tax purposes was $33,536,000, consisting of unrealized gains of $2,812,000 on securities that had risen in value since their purchase and $36,348,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended July 31, 2006, the fund purchased $2,044,856,000 of investment securities and sold $1,940,450,000 of investment securities, other than temporary cash investments.

21

Short-Term Treasury Fund

E. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2006		January 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	191,275	18,674	375,186	36,160
Issued in Lieu of Cash Distributions	24,399	2,382	45,030	4,344
Redeemed	(238,846)	(23,307)	(883,015)	(85,100)
Net Increase (Decrease)—Investor Shares	(23,172)	(2,251)	(462,799)	(44,596)
Admiral Shares
Issued	346,678	33,836	868,308	83,753
Issued in Lieu of Cash Distributions	37,209	3,633	50,476	4,872
Redeemed	(282,030)	(27,522)	(536,961)	(51,774)
Net Increase (Decrease)—Admiral Shares	101,857	9,947	381,823	36,851

22

Short-Term Federal Fund

Fund Profile

As of July 31, 2006

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	46	673	6,837
Yield		—	—
Investor Shares	5.1%
Admiral Shares	5.2%
Yield to Maturity	5.3%[3]	5.1%	5.6%
Average Coupon	5.0%	4.3%	5.3%
Average Effective Maturity	2.4 years	2.6 years	7.1 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	2.1 years	2.3 years	4.7 years
Expense Ratio		—	—
Investor Shares	0.20%[5]
Admiral Shares	0.10%[5]
Short-Term Reserves	1%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.87
Beta	0.81	0.44

Sector Diversification[7] (% of portfolio)

Government Mortgage-Backed	14%
Treasury/Agency	85
Short-Term Reserves	1

Distribution by Maturity (% of portfolio)

Under 1 Year	16%
1–3 Years	54
3–5 Years	28
Over 5 Years	2

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman 1–5 Year Government Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 Annualized.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 84.

7 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

23

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1996–July 31, 2006
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	–1.7%	6.2%	4.5%	4.1%
1998	0.8	6.3	7.1	7.9
1999	0.7	5.9	6.6	6.9
2000	–4.0	5.6	1.6	1.3
2001	4.4	6.5	10.9	10.8
2002	2.1	5.4	7.5	7.5
2003	2.9	4.1	7.0	7.2
2004	–0.5	3.0	2.5	2.6
2005	–1.8	2.8	1.0	1.2
2006	–1.3	3.3	2.0	1.6
2007[2]	–0.4	2.0	1.6	1.4

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	12/31/1987	1.61%	3.53%	0.27%	4.79%	5.06%
Admiral Shares	2/12/2001	1.71	3.60	0.08[3]	3.76[3]	3.84[3]

1 Lehman 1–5 Year Government Index.

2 Six months ended July 31, 2006.

3 Return since inception.

Note: See Financial Highlights tables on pages 30 and 31 for dividend and capital gains information.

24

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.5%)
U.S. Government Securities (2.3%)
	U.S. Treasury Note	3.875%	5/15/09	15,000	14,590
	U.S. Treasury Note	3.625%	7/15/09	47,400	45,733
					60,323
Agency Bonds and Notes (80.6%)
1	Federal Home Loan Bank	3.625%	2/16/07	80,000	79,269
1	Federal Home Loan Bank	3.375%	2/15/08	50,000	48,584
1	Federal Home Loan Bank	4.875%	3/5/08	100,000	99,344
1	Federal Home Loan Bank	3.875%	2/13/09	20,000	19,352
1	Federal Home Loan Bank	4.250%	5/15/09	32,000	31,188
1	Federal Home Loan Bank	4.625%	2/18/11	50,000	48,774
1	Federal Home Loan Mortgage Corp.	4.875%	3/15/07	50,000	49,850
1	Federal Home Loan Mortgage Corp.	4.000%	8/17/07	50,000	49,335
1	Federal Home Loan Mortgage Corp.	4.625%	8/22/08	75,000	74,076
1	Federal Home Loan Mortgage Corp.	4.875%	2/17/09	100,000	99,193
1	Federal Home Loan Mortgage Corp.	5.750%	3/15/09	21,500	21,781
1	Federal Home Loan Mortgage Corp.	7.000%	3/15/10	50,000	52,854
1	Federal Home Loan Mortgage Corp.	4.750%	10/4/10	25,000	24,529
1	Federal Home Loan Mortgage Corp.	5.000%	10/18/10	50,000	49,275
1	Federal Home Loan Mortgage Corp.	5.250%	7/18/11	100,000	99,881
1	Federal National Mortgage Assn.	3.625%	3/15/07	100,000	98,946
[1,2]	Federal National Mortgage Assn.	5.250%	4/15/07	169,500	169,347
1	Federal National Mortgage Assn.	3.800%	1/18/08	100,000	97,905
1	Federal National Mortgage Assn.	4.750%	2/1/08	59,920	59,412
1	Federal National Mortgage Assn.	5.750%	2/15/08	96,000	96,635
1	Federal National Mortgage Assn.	6.000%	5/15/08	37,000	37,443
1	Federal National Mortgage Assn.	5.250%	6/15/08	100,000	100,038
1	Federal National Mortgage Assn.	3.250%	8/15/08	50,000	48,085
1	Federal National Mortgage Assn.	4.000%	1/26/09	50,000	48,561
1	Federal National Mortgage Assn.	4.875%	4/15/09	50,000	49,570
1	Federal National Mortgage Assn.	7.250%	1/15/10	100,000	106,253
1	Federal National Mortgage Assn.	4.625%	6/1/10	100,000	97,813
1	Federal National Mortgage Assn.	7.125%	6/15/10	157,975	168,180
1	Federal National Mortgage Assn.	5.125%	4/15/11	50,000	49,684

25

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	0.000% [4]	9/20/07	13,000	13,109
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	0.000% [4]	9/20/07	8,000	8,067
Private Export Funding Corp.	5.750%	1/15/08	5,125	5,156
Private Export Funding Corp.	6.670%	9/15/09	17,000	17,671
				2,119,160
Mortgage-Backed Securities (14.6%)
Conventional Mortgage-Backed Securities (8.4%)
[1,3] Federal Home Loan Mortgage Corp.	5.500%	2/1/16–11/1/17	39,236	38,918
[1,3] Federal Home Loan Mortgage Corp.	6.500%	9/1/11	2,180	2,185
[1,3] Federal Home Loan Mortgage Corp.	7.500%	2/1/08	362	366
[1,3] Federal National Mortgage Assn.	5.000%	8/1/20–10/1/21	82,154	79,767
[1,3] Federal National Mortgage Assn.	5.500%	8/1/21	60,000	59,344
[1,3] Federal National Mortgage Assn.	6.000%	4/1/17	12,623	12,743
[1,3] Federal National Mortgage Assn.	6.500%	10/1/10–9/1/16	21,588	21,909
[1,3] Federal National Mortgage Assn.	7.500%	3/1/15–8/1/15	1,333	1,373
[1,3] Federal National Mortgage Assn.	8.000%	10/1/14–9/1/15	4,353	4,564

Nonconventional Mortgage-Backed Securities (6.2%)
[1,3] Federal Home Loan Mortgage Corp.	3.699%	8/1/33	7,219	6,990
[1,3] Federal Home Loan Mortgage Corp.	5.997%	5/1/36	11,258	11,200
[1,3] Federal National Mortgage Assn.	3.449%	10/1/33	11,288	10,903
[1,3] Federal National Mortgage Assn.	3.614%	8/1/33	9,412	9,136
[1,3] Federal National Mortgage Assn.	3.700%	8/1/33–9/1/33	30,443	29,558
[1,3] Federal National Mortgage Assn.	3.716%	7/1/33	6,123	5,981
[1,3] Federal National Mortgage Assn.	3.728%	6/1/33	11,588	11,298
[1,3] Federal National Mortgage Assn.	3.777%	8/1/33	12,557	12,220
[1,3] Federal National Mortgage Assn.	3.800%	9/1/33	12,922	12,575
[1,3] Federal National Mortgage Assn.	3.815%	7/1/33	12,767	12,458
[1,3] Federal National Mortgage Assn.	4.282%	8/1/34	8,533	8,279
[1,3] Federal National Mortgage Assn.	4.308%	6/1/34	33,491	32,570
				384,337
Total U.S. Government and Agency Obligations
(Cost $2,604,728)				2,563,820
Temporary Cash Investments (5.5%)
Repurchase Agreements
Barclays Capital, Inc.
(Dated 7/31/06, Repurchase Value
$40,006,000, collateralized by
Federal Home Loan Mortgage Corp.
Discount Note, 12/27/06)	5.280%	8/1/06	40,000	40,000
Bank of America Securities, LLC
(Dated 7/31/06, Repurchase Value $25,361,000,
collateralized by Federal National Mortgage Assn.
Discount Note, 1/17/07)	5.280%	8/1/06	25,357	25,357
Deutsche Bank
(Dated 7/31/06, Repurchase Value $40,006,000,
collateralized by Federal Home Loan Bank,
4.875%, 5/15/07)	5.280%	8/1/06	40,000	40,000

26

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Credit Suisse First Boston LLC
(Dated 7/31/06, Repurchase Value $40,006,000,
collateralized by Federal Home Loan Bank, 0.000%,
10/5/07, Federal Home Loan Mortgage Corp.
Discount Note, 5/11/07, and Federal National
Mortgage Assn. Discount Note, 6/15/07)	5.270%	8/1/06	40,000	40,000
Total Temporary Cash Investments
(Cost $145,357)				145,357
Total Investments (103.0%)
(Cost $2,750,085)				2,709,177
Other Assets and Liabilities (–3.0%)
Other Assets—Note B				33,332
Payables for Investment Securities Purchased				(103,945)
Other Liabilities				(7,487)
				(78,100)
Net Assets (100%)				2,631,077

At July 31, 2006, net assets consisted of:[5]

Amount
($000)
Paid-in Capital	2,711,839
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(39,995)
Unrealized Appreciation (Depreciation)
Investment Securities	(40,908)
Futures Contracts	141
Net Assets	2,631,077

Investor Shares—Net Assets
Applicable to 154,260,626 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,574,844
Net Asset Value Per Share—Investor Shares	$10.21

Admiral Shares—Net Assets
Applicable to 103,461,038 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,056,233
Net Asset Value Per Share—Admiral Shares	$10.21

• See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 Securities with a value of $599,000 have been segregated as initial margin for open futures contracts.

3 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

4 Zero coupon redeemable at a price above par. Yield to maturity is 3.248%.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

27

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July 31, 2006
($000)
Investment Income
Income
Interest[1]	54,640
Total Income	54,640
Expenses
The Vanguard Group—Note B
Investment Advisory Services	113
Management and Administrative
Investor Shares	1,330
Admiral Shares	349
Marketing and Distribution
Investor Shares	178
Admiral Shares	120
Custodian Fees	11
Shareholders’ Reports
Investor Shares	32
Admiral Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	2,136
Net Investment Income	52,504
Realized Net Gain (Loss)
Investment Securities Sold	(17,162)
Futures Contracts	444
Realized Net Gain (Loss)	(16,718)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	7,326
Futures Contracts	(207)
Change in Unrealized Appreciation (Depreciation)	7,119
Net Increase (Decrease) in Net Assets Resulting from Operations	42,905

1 Interest income from an affiliated company of the fund was $2,210,000.

28

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	Jan. 31,
	2006	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	52,504	97,183
Realized Net Gain (Loss)	(16,718)	(20,109)
Change in Unrealized Appreciation (Depreciation)	7,119	(22,091)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,905	54,983
Distributions
Net Investment Income
Investor Shares	(31,752)	(67,763)
Admiral Shares	(20,752)	(29,420)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(52,504)	(97,183)
Capital Share Transactions—Note E
Investor Shares	(104,833)	(686,463)
Admiral Shares	66,182	315,253
Net Increase (Decrease) from Capital Share Transactions	(38,651)	(371,210)
Total Increase (Decrease)	(48,250)	(413,410)
Net Assets
Beginning of Period	2,679,327	3,092,737
End of Period	2,631,077	2,679,327

29

Short-Term Federal Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.25	$10.39	$10.60	$10.67	$10.50	$10.28
Investment Operations
Net Investment Income	.200	.340	.291	.304	.423	.533
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	(.140)	(.189)	(.046)	.302	.220
Total from Investment Operations	.160	.200	.102	.258	.725	.753
Distributions
Dividends from Net Investment Income	(.200)	(.340)	(.291)	(.311)	(.424)	(.533)
Distributions from Realized Capital Gains	—	—	(.021)	(.017)	(.131)	—
Total Distributions	(.200)	(.340)	(.312)	(.328)	(.555)	(.533)
Net Asset Value, End of Period	$10.21	$10.25	$10.39	$10.60	$10.67	$10.50

Total Return	1.58%	1.96%	0.98%	2.45%	7.03%	7.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,575	$1,686	$2,403	$2,604	$2,902	$1,821
Ratio of Total Expenses to
Average Net Assets	0.20%[1]	0.20%	0.20%	0.22%	0.26%	0.31%
Ratio of Net Investment Income to
Average Net Assets	3.96%[1]	3.29%	2.77%	2.86%	3.90%	5.07%
Portfolio Turnover Rate	90%[1]	51%	49%	81%	136%	80%

1 Annualized.

30

Short-Term Federal Fund

Admiral Shares
	Six Months					Feb. 12,
	Ended					2001[1] to
For a Share Outstanding	July 31,	Year Ended January 31,				Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.25	$10.39	$10.60	$10.67	$10.50	$10.28
Investment Operations
Net Investment Income	.205	.350	.300	.310	.428	.519
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	(.140)	(.189)	(.046)	.302	.220
Total from Investment Operations	.165	.210	.111	.264	.730	.739
Distributions
Dividends from Net Investment Income	(.205)	(.350)	(.300)	(.317)	(.429)	(.519)
Distributions from Realized Capital Gains	—	—	(.021)	(.017)	(.131)	—
Total Distributions	(.205)	(.350)	(.321)	(.334)	(.560)	(.519)
Net Asset Value, End of Period	$10.21	$10.25	$10.39	$10.60	$10.67	$10.50

Total Return	1.63%	2.06%	1.06%	2.51%	7.08%	7.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,056	$993	$690	$662	$669	$380
Ratio of Total Expenses to
Average Net Assets	0.10%[2]	0.10%	0.12%	0.17%	0.22%	0.24%[2]
Ratio of Net Investment Income to
Average Net Assets	4.06%[2]	3.39%	2.86%	2.91%	3.94%	4.96%[2]
Portfolio Turnover Rate	90%[2]	51%	49%	81%	136%	80%

1 Inception.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

32

Short-Term Federal Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The cost of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $286,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2006, the fund had available realized losses of $22,969,000 to offset future net capital gains of $20,018,000 through January 31, 2014, and $2,951,000 through January 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2006, net unrealized depreciation of investment securities for tax purposes was $40,908,000, consisting of unrealized gains of $2,719,000 on securities that had risen in value since their purchase and $43,627,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year Treasury Note	1,100	223,816	325
5-Year Treasury Note	(632)	65,866	(112)
10-Year Treasury Note	(266)	28,204	(72)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

33

Short-Term Federal Fund

D. During the six months ended July 31, 2006, the fund purchased $952,377,000 of investment securities and sold $1,092,209,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2006		January 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	156,137	15,322	377,351	36,599
Issued in Lieu of Cash Distributions	28,224	2,769	59,828	5,808
Redeemed	(289,194)	(28,381)	(1,123,642)	(109,090)
Net Increase (Decrease)—Investor Shares	(104,833)	(10,290)	(686,463)	(66,683)
Admiral Shares
Issued	203,702	19,993	612,561	59,450
Issued in Lieu of Cash Distributions	16,653	1,634	22,483	2,185
Redeemed	(154,173)	(15,133)	(319,791)	(31,072)
Net Increase (Decrease)—Admiral Shares	66,182	6,494	315,253	30,563

34

Inflation-Protected Securities Fund

Fund Profile

As of July 31, 2006

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	18	19	6,837
Yield[3]		—	—
Investor Shares	2.3%
Admiral Shares	2.4%
Institutional Shares	2.5%
Average Coupon	2.5%	2.5%	5.3%
Average
Effective Maturity	10.0 years	10.1 years	7.1 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	6.2 years	6.2 years	4.7 years
Expense Ratio		—	—
Investor Shares	0.20%[5]
Admiral Shares	0.11%[5]
Institutional Shares	0.08%[5]
Short-Term Reserves	1%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.75
Beta	0.97	1.26

Sector Diversification (% of portfolio)

Treasury	99%
Short-Term Reserves	1

Distribution by Maturity (% of portfolio)

Under 1 Year	1%
1–5 Years	23
5–10 Years	48
10–20 Years	15
20–30 Years	13

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman Treasury Inflation Notes Index.

2 Lehman Aggregate Bond Index.

3 Yields of inflation-protected securities tend to be lower than those of other bonds because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

4 Moody’s Investors Service.

5 Annualized.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 84.

35

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 29, 2000–July 31, 2006

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2001	5.3%	2.8%	8.1%	8.3%
2002	1.9	4.3	6.2	6.3
2003	12.1	4.5	16.6	16.8
2004	4.8	3.9	8.7	8.8
2005	2.2	4.8	7.0	7.2
2006	–2.7	5.5	2.8	2.8
2007[2]	–2.4	2.2	–0.2	–0.2

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	6/29/2000	–1.63%	6.85%	3.15%	4.65%	7.80%
Admiral Shares	6/10/2005	–1.54	–0.74[3]	—	—	—
Institutional Shares	12/12/2003	–1.47	3.49[3]	—	—	—

1 Lehman Treasury Inflation Notes Index.

2 Six months ended July 31, 2006.

3 Returns since inception.

Note: See Financial Highlights tables on pages 41–43 for dividend and capital gains information.

36

Inflation-Protected Securities Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government Securities (98.9%)
	U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/25	1,006,995	1,072,339
	U.S. Treasury Inflation-Indexed Bond	2.000%	1/15/26	322,950	307,614
1	U.S. Treasury Inflation-Indexed Bond	3.625%	4/15/28	429,575	650,944
	U.S. Treasury Inflation-Indexed Bond	3.875%	4/15/29	284,400	442,119
	U.S. Treasury Inflation-Indexed Bond	3.375%	4/15/32	71,100	97,959
	U.S. Treasury Inflation-Indexed Note	3.875%	1/15/09	456,120	582,821
	U.S. Treasury Inflation-Indexed Note	4.250%	1/15/10	331,350	423,802
	U.S. Treasury Inflation-Indexed Note	0.875%	4/15/10	794,400	803,637
1	U.S. Treasury Inflation-Indexed Note	3.500%	1/15/11	247,325	301,653
	U.S. Treasury Inflation-Indexed Note	2.375%	4/15/11	100,000	101,974
	U.S. Treasury Inflation-Indexed Note	3.375%	1/15/12	317,655	380,771
	U.S. Treasury Inflation-Indexed Note	3.000%	7/15/12	537,500	625,978
	U.S. Treasury Inflation-Indexed Note	1.875%	7/15/13	585,975	624,365
	U.S. Treasury Inflation-Indexed Note	2.000%	1/15/14	928,950	989,273
	U.S. Treasury Inflation-Indexed Note	2.000%	7/15/14	608,670	634,579
	U.S. Treasury Inflation-Indexed Note	1.625%	1/15/15	805,590	803,213
	U.S. Treasury Inflation-Indexed Note	2.000%	1/15/16	528,000	519,595
Total U.S. Government Securities
(Cost $9,498,386)					9,362,636

				Shares
Temporary Cash Investment (0.9%)
2	Vanguard Market Liquidity Fund, 5.276%
	(Cost $83,802)			83,802,391	83,802
Total Investments (99.8%)
(Cost $9,582,188)					9,446,438
Other Assets And Liabilities (0.2%)
Other Assets—Note B					37,850
Liabilities					(17,577)
					20,273
Net Assets (100%)					$9,466,711

37

Inflation-Protected Securities Fund

At July 31, 2006, net assets consisted of:[3]

Amount
($000)
Paid-in Capital	9,643,349
Undistributed Net Investment Income	53,249
Accumulated Net Realized Losses	(95,335)
Unrealized Appreciation (Depreciation)
Investment Securities	(135,750)
Futures Contracts	1,198
Net Assets	9,466,711

Investor Shares—Net Assets
Applicable to 469,754,413 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	5,583,451
Net Asset Value Per Share—Investor Shares	$11.89

Admiral Shares—Net Assets
Applicable to 108,564,525 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	2,533,993
Net Asset Value Per Share—Admiral Shares	$23.34

Institutional Shares—Net Assets
Applicable to 141,924,533 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,349,267
Net Asset Value Per Share—Institutional Shares	$9.51

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $5,908,000 have been segregated as initial margin for open futures contracts.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

38

Inflation-Protected Securities Fund

Statement of Operations

Six Months Ended
July 31, 2006
($000)
Investment Income
Income
Interest[1]	324,145
Total Income	324,145
Expenses
The Vanguard Group—Note B
Investment Advisory Services	414
Management and Administrative
Investor Shares	4,665
Admiral Shares	1,057
Institutional Shares	312
Marketing and Distribution
Investor Shares	740
Admiral Shares	185
Institutional Shares	147
Custodian Fees	13
Shareholders’ Reports
Investor Shares	120
Admiral Shares	2
Institutional Shares	—
Trustees’ Fees and Expenses	5
Total Expenses	7,660
Expenses Paid Indirectly—Note C	(12)
Net Expenses	7,648
Net Investment Income	316,497
Realized Net Gain (Loss)
Investment Securities Sold	(89,186)
Futures Contracts	(774)
Realized Net Gain (Loss)	(89,960)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(260,976)
Futures Contracts	1,198
Change in Unrealized Appreciation (Depreciation)	(259,778)
Net Increase (Decrease) in Net Assets Resulting from Operations	(33,241)

1 Interest income from an affiliated company of the fund was $1,991,000.

39

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	Jan. 31,
	2006	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	316,497	449,083
Realized Net Gain (Loss)	(89,960)	24,831
Change in Unrealized Appreciation (Depreciation)	(259,778)	(224,012)
Net Increase (Decrease) in Net Assets Resulting from Operations	(33,241)	249,902
Distributions
Net Investment Income
Investor Shares	(118,893)	(383,801)
Admiral Shares	(53,889)	(83,112)
Institutional Shares	(29,324)	(53,825)
Realized Capital Gain[1]
Investor Shares	—	(31,317)
Admiral Shares	—	(2,538)
Institutional Shares	—	(3,153)
Total Distributions	(202,106)	(557,746)
Capital Share Transactions—Note F
Investor Shares	(498,183)	(1,076,240)
Admiral Shares	119,551	2,523,957
Institutional Shares	142,119	667,971
Net Increase (Decrease) from Capital Share Transactions	(236,513)	2,115,688
Total Increase (Decrease)	(471,860)	1,807,844
Net Assets
Beginning of Period	9,938,571	8,130,727
End of Period[2]	9,466,711	9,938,571

1 Includes fiscal 2006 short-term gain distributions totaling $10,927,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $53,249,000 and ($61,142,000).

40

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.18	$12.57	$12.36	$11.91	$10.68	$10.55
Investment Operations
Net Investment Income	.413	.573	.596	.41	.47	.425
Net Realized and Unrealized Gain (Loss)
on Investments	(.449)	(.230)	.244	.61	1.28	.220
Total from Investment Operations	(.036)	.343	.840	1.02	1.75	.645
Distributions
Dividends from Net Investment Income	(.254)	(.681)	(.565)	(.45)	(.46)	(.445)
Distributions from Realized Capital Gains	—	(.052)	(.065)	(.12)	(.06)	(.070)
Total Distributions	(.254)	(.733)	(.630)	(.57)	(.52)	(.515)
Net Asset Value, End of Period	$11.89	$12.18	$12.57	$12.36	$11.91	$10.68

Total Return	–0.24%	2.76%	6.96%	8.69%	16.64%	6.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,583	$6,227	$7,530	$5,164	$3,143	$899
Ratio of Total Expenses to
Average Net Assets	0.20%[1]	0.20%	0.17%	0.18%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	6.61%[1]	4.83%	4.83%	3.46%	4.55%	3.92%
Portfolio Turnover Rate	42%[1]	47%	73%	63%	108%	75%

1 Annualized.

41

Inflation-Protected Securities Fund

Admiral Shares
	Six Months	June 10,
	Ended	2005[1] to
	July 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2006
Net Asset Value, Beginning of Period	$23.91	$25.00
Investment Operations
Net Investment Income	.820	.683
Net Realized and Unrealized Gain (Loss) on Investments	(.879)	(.432)
Total from Investment Operations	(.059)	.251
Distributions
Dividends from Net Investment Income	(.511)	(1.315)
Distributions from Realized Capital Gains	—	(.026)
Total Distributions	(.511)	(1.341)
Net Asset Value, End of Period	$23.34	$23.91

Total Return	–0.19%	1.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,534	$2,474
Ratio of Total Expenses to Average Net Assets	0.11%[2]	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	6.70%[2]	4.92%[2]
Portfolio Turnover Rate	42%[2]	47%

1 Inception.

2 Annualized.

42

Inflation-Protected Securities Fund

Institutional Shares
	Six Months			Dec. 12,
	Ended			2003[1] to
	July 31,	Year Ended January 31,		Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2006	2005	2004
Net Asset Value, Beginning of Period	$9.74	$10.06	$9.88	$10.00
Investment Operations
Net Investment Income	.335	.471	.483	—
Net Realized and Unrealized Gain (Loss) on Investments	(.355)	(.194)	.207	.080
Total from Investment Operations	(.020)	.277	.690	.080
Distributions
Dividends from Net Investment Income	(.210)	(.556)	(.458)	(.104)
Distributions from Realized Capital Gains	—	(.041)	(.052)	(.096)
Total Distributions	(.210)	(.597)	(.510)	(.200)
Net Asset Value, End of Period	$9.51	$9.74	$10.06	$9.88

Total Return	–0.15%	2.79%	7.15%	0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,349	$1,238	$601	$204
Ratio of Total Expenses to Average Net Assets	0.08%[2]	0.08%	0.11%	0.12%[2]
Ratio of Net Investment Income to Average Net Assets	6.73%[2]	4.95%	4.93%	—[3]
Portfolio Turnover Rate	42%[2]	47%	73%	63%

1 Inception.

2 Annualized.

3 Negative inflation adjustments and premium amortization completely offset coupon income for the period from December 12, 2003, to January 31, 2004.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers three classes of shares, Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5,000,000.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Quarterly income dividends and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund, and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

44

Inflation-Protected Securities Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $1,016,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2006, custodian fee offset arrangements reduced the fund’s expenses by $12,000.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each tax year. The fund changed its tax year-end from January 31 to December 31, effective December 31, 2005. For tax purposes, at December 31, 2005, the fund had available realized losses of $7,752,000 to offset future net capital gains through December 31, 2014. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2006; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2006, net unrealized depreciation of investment securities for tax purposes was $137,052,000, consisting of unrealized gains of $88,084,000 on securities that had risen in value since their purchase and $225,136,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year Treasury Note	2,750	559,539	1,198

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended July 31, 2006, the fund purchased $1,999,325,000 of investment securities and sold $2,394,332,000 of investment securities other than temporary cash investments.

45

Inflation-Protected Securities Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2006		January 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	838,131	70,212	2,933,569	234,944
Issued in Lieu of Cash Distributions	106,786	9,207	376,510	30,429
Redeemed	(1,443,100)	(121,026)	(4,386,319)	(353,004)
Net Increase (Decrease)—Investor Shares	(498,183)	(41,607)	(1,076,240)	(87,631)
Admiral Shares
Issued	508,170	21,690	2,704,821	110,911
Issued in Lieu of Cash Distributions	48,462	2,126	78,003	3,244
Redeemed	(437,081)	(18,699)	(258,867)	(10,707)
Net Increase (Decrease)—Admiral Shares	119,551	5,117	2,523,957	103,448
Institutional Shares
Issued	220,622	23,037	763,120	76,901
Issued in Lieu of Cash Distributions	25,869	2,788	52,363	5,312
Redeemed	(104,372)	(11,024)	(147,512)	(14,875)
Net Increase (Decrease)—Institutional Shares	142,119	14,801	667,971	67,338

46

Intermediate-Term Treasury Fund

Fund Profile

As of July 31, 2006

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	39	29	6,837
Yield		—	—
Investor Shares	5.0%
Admiral Shares	5.1%
Yield to Maturity	5.0%[3]	5.3%	5.6%
Average Coupon	5.4%	5.2%	5.3%
Average
Effective Maturity	6.5 years	7.8 years	7.1 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	5.2 years	6.0 years	4.7 years
Expense Ratio		—	—
Investor Shares	0.26%[5]
Admiral Shares	0.10%[5]
Short-Term Reserves	0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.98
Beta	0.81	1.18

Sector Diversification[7] (% of portfolio)

Treasury/Agency	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	2%
1–5 Years	28
5–10 Years	51
10–20 Years	19

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman 5–10 Year Treasury Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 Annualized.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 84.

7 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

47

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1996–July 31, 2006
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	–4.9%	6.2%	1.3%	1.3%
1998	4.1	6.7	10.8	11.7
1999	3.3	6.1	9.4	10.0
2000	–10.1	5.5	–4.6	–5.0
2001	9.1	7.0	16.1	15.8
2002	0.8	5.8	6.6	6.8
2003	7.6	5.5	13.1	12.6
2004	–0.5	4.2	3.7	3.7
2005	–1.3	4.4	3.1	3.6
2006	–3.1	4.5	1.4	1.1
2007[2]	–2.1	2.3	0.2	–0.1

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	10/28/1991	–1.73%	5.03%	0.64%	5.53%	6.17%
Admiral Shares	2/12/2001	–1.56	5.18	–0.00[3]	5.00[3]	5.00[3]

1 Lehman 5–10 Year Treasury Index.

2 Six months ended July 31, 2006.

3 Return since inception.

Note: See Financial Highlights tables on pages 54 and 55 for dividend and capital gains information.

48

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.5%)
U.S. Government Securities (79.5%)
	U.S. Treasury Bill	5.018%	11/2/06	20,000	19,744
	U.S. Treasury Bond	3.625%	5/15/13	411,000	380,241
	U.S. Treasury Bond	8.750%	5/15/17	439,700	573,536
	U.S. Treasury Bond	9.125%	5/15/18	74,000	100,224
	U.S. Treasury Bond	9.000%	11/15/18	36,000	48,668
	U.S. Treasury Note	6.500%	2/15/10	303,500	318,769
	U.S. Treasury Note	4.000%	4/15/10	157,000	152,168
	U.S. Treasury Note	3.875%	9/15/10	53,000	50,971
	U.S. Treasury Note	4.250%	10/15/10	10,000	9,752
	U.S. Treasury Note	4.500%	2/28/11	16,000	15,732
	U.S. Treasury Note	4.750%	3/31/11	15,000	14,897
	U.S. Treasury Note	4.875%	2/15/12	156,000	155,780
	U.S. Treasury Note	4.375%	8/15/12	194,000	188,605
	U.S. Treasury Note	4.000%	11/15/12	251,000	238,568
	U.S. Treasury Note	3.875%	2/15/13	154,000	144,977
	U.S. Treasury Note	4.250%	8/15/13	354,000	339,674
	U.S. Treasury Note	4.250%	11/15/13	86,000	82,345
	U.S. Treasury Note	4.000%	2/15/14	207,500	195,114
					3,029,765
Agency Bonds and Notes (17.5%)
	Agency for International Development–Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	40,000	37,532
1	Export Funding Trust
	(U.S. Government Guaranteed)	8.210%	12/29/06	759	766
2	Federal Home Loan Mortgage Corp.	5.750%	1/15/12	19,500	19,922
2	Federal National Mortgage Assn.	4.375%	3/15/13	22,000	20,866
1	Guaranteed Trade Trust
	(U.S. Government Guaranteed)	7.800%	8/15/06	865	866
1	Guaranteed Trade Trust
	(U.S. Government Guaranteed)	8.170%	1/15/07	542	547
[1,3]	Guaranteed Trade Trust
	(U.S. Government Guaranteed)	6.690%	1/15/09	14,139	14,323
1	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.600%	12/15/12	22,317	23,640
1	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.050%	11/15/13	28,125	29,456
	Private Export Funding Corp.	7.110%	4/15/07	33,420	33,811
	Private Export Funding Corp.	6.490%	7/15/07	14,000	14,142

49

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Private Export Funding Corp.	5.750%	1/15/08	60,000	60,366
Private Export Funding Corp.	5.870%	7/31/08	123,100	124,379
Private Export Funding Corp.	7.200%	1/15/10	12,900	13,673
Private Export Funding Corp.	7.250%	6/15/10	135,920	145,179
Private Export Funding Corp.	6.070%	4/30/11	51,000	52,514
Private Export Funding Corp.	5.685%	5/15/12	10,000	10,160
Private Export Funding Corp.	4.950%	11/15/15	65,000	62,738
				664,880
Mortgage-Backed Securities (1.5%)
[1,2] Federal Home Loan Mortgage Corp.	5.500%	4/1/16–5/1/16	3,569	3,543
[1,2] Federal Home Loan Mortgage Corp.	7.000%	6/1/15–3/1/16	1,096	1,132
[1,2] Federal National Mortgage Assn. Grantor Trust	7.300%	5/25/10	30,000	31,821
[1,2] Federal National Mortgage Assn. Grantor Trust	5.763%	12/25/11	20,000	20,139
				56,635
Total U.S. Government and Agency Obligations
(Cost $3,773,039)				3,751,280
Temporary Cash Investments (0.7%)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 7/31/06, Repurchase Value $7,297,000,
collateralized by Federal Home Loan Bank,
Discount Note, 9/20/06)	5.280%	8/1/06	7,296	7,296
Barclays Capital Inc, (Dated 7/31/06,
Repurchase Value $20,003,000 collateralized by
Federal Home Loan Mortgage Corp.,
Discount Note, 10/31/06)	5.280%	8/1/06	20,000	20,000
Total Temporary Cash Investments
(Cost $27,296)				27,296
Total Investments (99.2%)
(Cost $3,800,335)				3,778,576
Other Assets and Liabilities (0.8%)
Other Assets--Note B				60,398
Liabilities				(29,352)
				31,046
Net Assets (100%)				3,809,622

50

Intermediate-Term Treasury Fund

At July 31, 2006, net assets consisted of:[4]
Amount
($000)

Paid-in Capital	3,890,106
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(58,725)
Unrealized Depreciation	(21,759)
Net Assets	3,809,622

Investor Shares—Net Assets
Applicable to 157,171,926 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,669,394
Net Asset Value Per Share—Investor Shares	$10.62

Admiral Shares—Net Assets
Applicable to 201,500,402 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	2,140,228
Net Asset Value Per Share—Admiral Shares	$10.62

•	See Note A in Notes to Financial Statements.

1 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

2 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of this security represented 0.4% of net assets.

4 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

51

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2006
($000)
Investment Income
Income
Interest[1]	93,024
Total Income	93,024
Expenses
The Vanguard Group—Note B
Investment Advisory Services	162
Management and Administrative
Investor Shares	1,849
Admiral Shares	758
Marketing and Distribution
Investor Shares	180
Admiral Shares	200
Custodian Fees	15
Shareholders’ Reports
Investor Shares	55
Admiral Shares	4
Trustees’ Fees and Expenses	2
Total Expenses	3,225
Net Investment Income	89,799
Realized Net Gain (Loss)
Investment Securities Sold	(48,521)
Futures Contracts	537
Realized Net Gain (Loss)	(47,984)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(34,527)
Futures Contracts	—
Change in Unrealized Appreciation (Depreciation)	(34,527)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,288

1 Interest income from an affiliated company of the fund was $151,000.

52

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	Jan. 31,
	2006	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	89,799	179,738
Realized Net Gain (Loss)	(47,984)	15,571
Change in Unrealized Appreciation (Depreciation)	(34,527)	(136,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,288	58,869
Distributions
Net Investment Income
Investor Shares	(39,065)	(90,535)
Admiral Shares	(50,734)	(89,203)
Realized Capital Gain
Investor Shares	—	(12,758)
Admiral Shares	—	(13,672)
Total Distributions	(89,799)	(206,168)
Capital Share Transactions—Note E
Investor Shares	(28,233)	(360,618)
Admiral Shares	92,532	502,026
Net Increase (Decrease) from Capital Share Transactions	64,299	141,408
Total Increase (Decrease)	(18,212)	(5,891)
Net Assets
Beginning of Period	3,827,834	3,833,725
End of Period	3,809,622	3,827,834

53

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.85	$11.28	$11.45	$11.69	$11.03	$10.94
Investment Operations
Net Investment Income	.248	.509	.504	.483	.571	.620
Net Realized and Unrealized Gain (Loss)
on Investments	(.230)	(.354)	(.154)	(.058)	.838	.090
Total from Investment Operations	.018	.155	.350	.425	1.409	.710
Distributions
Dividends from Net Investment Income	(.248)	(.509)	(.504)	(.483)	(.571)	(.620)
Distributions from Realized Capital Gains	—	(.076)	(.016)	(.182)	(.178)	—
Total Distributions	(.248)	(.585)	(.520)	(.665)	(.749)	(.620)
Net Asset Value, End of Period	$10.62	$10.85	$11.28	$11.45	$11.69	$11.03

Total Return	0.18%	1.41%	3.14%	3.71%	13.07%	6.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,669	$1,735	$2,169	$2,261	$2,680	$1,976
Ratio of Total Expenses to
Average Net Assets	0.26%[1]	0.26%	0.24%	0.26%	0.28%	0.29%
Ratio of Net Investment Income to
Average Net Assets	4.69%[1]	4.59%	4.45%	4.14%	4.93%	5.60%
Portfolio Turnover Rate	122%[1]	66%	61%	34%	110%	33%

1 Annualized.

54

Intermediate-Term Treasury Fund

Admiral Shares
	Six Months					Feb. 12,
	Ended					2001[1] to
For a Share Outstanding	July 31,	Year Ended January 31,				Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.85	$11.28	$11.45	$11.69	$11.03	$10.94
Investment Operations
Net Investment Income	.256	.526	.518	.498	.586	.614
Net Realized and Unrealized Gain (Loss)
on Investments	(.230)	(.354)	(.154)	(.058)	.838	.090
Total from Investment Operations	.026	.172	.364	.440	1.424	.704
Distributions
Dividends from Net Investment Income	(.256)	(.526)	(.518)	(.498)	(.586)	(.614)
Distributions from Realized Capital Gains	—	(.076)	(.016)	(.182)	(.178)	—
Total Distributions	(.256)	(.602)	(.534)	(.680)	(.764)	(.614)
Net Asset Value, End of Period	$10.62	$10.85	$11.28	$11.45	$11.69	$11.03

Total Return	0.26%	1.56%	3.27%	3.85%	13.22%	6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,140	$2,093	$1,665	$1,694	$1,979	$1,732
Ratio of Total Expenses to
Average Net Assets	0.10%[2]	0.10%	0.12%	0.13%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	4.85%[2]	4.75%	4.58%	4.27%	5.10%	5.65%[2]
Portfolio Turnover Rate	122%[2]	66%	61%	34%	110%	33%

1 Inception.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

56

Intermediate-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $409,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2006, the fund had available realized losses of $8,531,000 to offset future net capital gains through January 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2006, net unrealized depreciation of investment securities for tax purposes was $24,030,000, consisting of unrealized gains of $18,366,000 on securities that had risen in value since their purchase and $42,396,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended July 31, 2006, the fund purchased $2,320,892,000 of investment securities and sold $2,253,452,000 of investment securities, other than temporary cash investments.

57

Intermediate-Term Treasury Fund

E. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2006		January 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	183,676	17,258	415,983	37,551
Issued in Lieu of Cash Distributions	32,517	3,060	85,503	7,735
Redeemed	(244,426)	(22,968)	(862,104)	(77,777)
Net Increase (Decrease)—Investor Shares	(28,233)	(2,650)	(360,618)	(32,491)
Admiral Shares
Issued	253,969	23,794	846,572	76,396
Issued in Lieu of Cash Distributions	40,664	3,827	83,357	7,554
Redeemed	(202,101)	(19,003)	(427,903)	(38,742)
Net Increase (Decrease)—Admiral Shares	92,532	8,618	502,026	45,208

58

GNMA Fund

Fund Profile

As of July 31, 2006

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	25[3]	108	6,837
Yield		—	—
Investor Shares	5.0%
Admiral Shares	5.1%
Yield to Maturity	5.9%[4]	5.9%	5.6%
Average Coupon	5.7%	5.6%	5.3%
Average
Effective Maturity	6.9 years	6.9 years	7.1 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	4.2 years	4.3 years	4.7 years
Expense Ratio		—	—
Investor Shares	0.21%[6]
Admiral Shares	0.11%[6]
Short-Term Reserves	2%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.92
Beta	1.12	0.72

Distribution by Coupon (% of portfolio)

Below 6%	64%
6%–7%	32
7%–8%	3
Above 8%	1

Investment Focus

1 Lehman GNMA Index.

2 Lehman Aggregate Bond Index.

3 Issues are mortgage pools grouped by coupon.

4 Before expenses.

5 Moody’s Investors Service.

6 Annualized.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 84.

59

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1996–July 31, 2006
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	–2.1%	7.3%	5.2%	5.6%
1998	2.5	7.4	9.9	9.7
1999	0.0	6.8	6.8	6.7
2000	–7.3	6.4	–0.9	0.3
2001	6.6	7.5	14.1	13.9
2002	0.9	6.5	7.4	7.6
2003	2.9	5.8	8.7	7.9
2004	–1.9	4.8	2.9	3.1
2005	–0.4	4.7	4.3	4.4
2006	–1.8	4.7	2.9	3.0
2007[2]	–2.3	2.5	0.2	0.5

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	6/27/1980	0.26%	4.52%	–0.07%	6.08%	6.01%
Admiral Shares	2/12/2001	0.37	4.60	–0.62[3]	5.31[3]	4.69[3]

1 Lehman GNMA Index.

2 Six months ended July 31, 2006.

3 Return since inception.

Note: See Financial Highlights tables on pages 65 and 66 for dividend and capital gains information.

60

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Government National Mortgage Association Obligations (97.7%)
1	Government National Mortgage Assn.	4.500%	5/15/33–9/15/33	69,713	64,937
1	Government National Mortgage Assn.	5.000%	1/15/30–5/15/36	4,384,240	4,195,473
1	Government National Mortgage Assn.	5.500%	3/15/13–3/15/36	10,411,067	10,200,642
1	Government National Mortgage Assn.	6.000%	10/15/16–7/15/36	6,005,721	6,016,626
1	Government National Mortgage Assn.	6.500%	6/15/08–8/1/36	1,184,190	1,208,639
1	Government National Mortgage Assn.	7.000%	4/15/07–11/15/33	458,760	476,696
1	Government National Mortgage Assn.	7.250%	12/15/26–2/15/27	242	251
1	Government National Mortgage Assn.	7.500%	11/15/06–10/15/31	182,569	190,167
1	Government National Mortgage Assn.	7.750%	2/15/27	267	280
1	Government National Mortgage Assn.	8.000%	12/15/06–8/15/31	81,190	85,563
1	Government National Mortgage Assn.	8.250%	4/15/08–7/15/08	187	189
1	Government National Mortgage Assn.	8.500%	8/15/08–6/15/28	19,581	20,758
1	Government National Mortgage Assn.	9.000%	11/15/08–2/15/23	15,442	16,516
1	Government National Mortgage Assn.	9.250%	9/15/16–7/15/17	69	74
1	Government National Mortgage Assn.	9.500%	7/15/09–7/15/22	7,734	8,353
1	Government National Mortgage Assn.	10.000%	7/20/14–8/20/18	108	117
1	Government National Mortgage Assn.	11.000%	7/15/10–2/20/16	43	46
1	Government National Mortgage Assn.	11.250%	9/20/15–2/20/16	50	51
1	Government National Mortgage Assn.	11.500%	9/20/13–9/20/15	77	84
1	Government National Mortgage Assn.	12.000%	1/15/13–1/20/16	131	144
1	Government National Mortgage Assn.	12.500%	12/20/13–7/20/15	58	65
1	Government National Mortgage Assn.	13.000%	1/15/11–1/20/15	67	75
1	Government National Mortgage Assn.	13.500%	5/15/10–12/15/14	30	33
1	Government National Mortgage Assn.	14.000%	6/15/11	21	23
1	Government National Mortgage Assn.	15.000%	5/15/12	16	17
Total Government National Mortgage Assocation Obligations
(Cost $23,089,984)					22,485,819
Temporary Cash Investments (4.1%)
Repurchase Agreements
	Deutsche Bank
	(Dated 7/31/06, Repurchase Value
	$377,355,000, collateralized by
	Federal Home Loan Mortgage Corp.,
	5.000%–7.000%, 3/1/21–5/1/36,
	Government National
	Mortgage Assn., 6.000%–7.000%,
	12/15/31–6/15/40)	5.280%	8/1/06	377,300	377,300

61

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Credit Suisse First Boston LLC
(Dated 7/31/06, Repurchase Value
$237,535,000, collateralized by
Federal National Mortgage Assn.,
4.000%–9.000%, 1/1/08–7/1/36)	5.280%	8/1/06	237,500	237,500
Morgan Stanley
(Dated 7/31/06, Repurchase Value
$317,147,000, collateralized by
Federal National Mortgage Assn.,
4.000%–7.460%,
2/1/11–9/1/34, Federal Home
Loan Mortgage Corp.,
3.500%–6.500%, 1/1/09–9/1/35)	5.280%	8/1/06	317,100	317,100
Total Temporary Cash Investments
(Cost $931,900)				931,900
Total Investments (101.8%)
(Cost $24,021,884)				23,417,719
Other Assets and Liabilities (–1.8%)
Other Assets—Note C				126,080
Liabilities				(537,137)
				(411,057)
Net Assets (100%)				23,006,662

At July 31, 2006, net assets consisted of:[2]

Amount
($000)
Paid-in Capital	23,720,892
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(110,065)
Unrealized Depreciation	(604,165)
Net Assets	23,006,662

Investor Shares—Net Assets
Applicable to 1,304,950,147 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	13,118,577
Net Asset Value Per Share—Investor Shares	$10.05

Admiral Shares—Net Assets
Applicable to 983,602,002 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	9,888,085
Net Asset Value Per Share—Admiral Shares	$10.05

•	See Note A in Notes to Financial Statements.

1 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

2 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

62

GNMA Fund

Statement of Operations

Six Months Ended
July 31, 2006
($000)
Investment Income
Income
Interest	626,887
Total Income	626,887
Expenses
Investment Advisory Fees—Note B	1,150
The Vanguard Group—Note C
Management and Administrative
Investor Shares	11,218
Admiral Shares	3,640
Marketing and Distribution
Investor Shares	1,419
Admiral Shares	820
Custodian Fees	937
Shareholders’ Reports
Investor Shares	273
Admiral Shares	34
Trustees’ Fees and Expenses	13
Total Expenses	19,504
Net Investment Income	607,383
Realized Net Gain (Loss) on Investment Securities Sold	5,774
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(570,816)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,341

63

GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	Jan. 31,
	2006	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	607,383	1,141,543
Realized Net Gain (Loss)	5,774	(4,018)
Change in Unrealized Appreciation (Depreciation)	(570,816)	(451,918)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,341	685,607
Distributions
Net Investment Income
Investor Shares	(343,898)	(774,361)
Admiral Shares	(263,485)	(367,182)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(607,383)	(1,141,543)
Capital Share Transactions—Note F
Investor Shares	(464,329)	(4,717,264)
Admiral Shares	(150,005)	5,050,560
Net Increase (Decrease) from Capital Share Transactions	(614,334)	333,296
Total Increase (Decrease)	(1,179,376)	(122,640)
Net Assets
Beginning of Period	24,186,038	24,308,678
End of Period	23,006,662	24,186,038

64

GNMA Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.29	$10.48	$10.52	$10.72	$10.44	$10.35
Investment Operations
Net Investment Income	.258	.483	.480	.502	.588	.650
Net Realized and Unrealized Gain (Loss)
on Investments	(.240)	(.190)	(.040)	(.200)	.300	.090
Total from Investment Operations	.018	.293	.440	.302	.888	.740
Distributions
Dividends from Net Investment Income	(.258)	(.483)	(.480)	(.502)	(.588)	(.650)
Distributions from Realized Capital Gains	—	—	—	—	(.020)	—
Total Distributions	(.258)	(.483)	(.480)	(.502)	(.608)	(.650)
Net Asset Value, End of Period	$10.05	$10.29	$10.48	$10.52	$10.72	$10.44

Total Return	0.20%	2.88%	4.31%	2.89%	8.73%	7.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,119	$13,905	$18,946	$19,245	$22,113	$15,839
Ratio of Total Expenses to
Average Net Assets	0.21%[1]	0.21%	0.20%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	5.16%[1]	4.67%	4.61%	4.73%	5.51%	6.24%
Portfolio Turnover Rate	22%[1]	38%	53%	64%	65%	37%

1 Annualized.

65

GNMA Fund

Admiral Shares
	Six Months					Feb. 12,
	Ended					2001[1] to
For a Share Outstanding	July 31,	Year Ended January 31,				Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.29	$10.48	$10.52	$10.72	$10.44	$10.32
Investment Operations
Net Investment Income	.264	.492	.487	.509	.593	.631
Net Realized and Unrealized Gain (Loss)
on Investments	(.240)	(.190)	(.040)	(.200)	.300	.120
Total from Investment Operations	.024	.302	.447	.309	.893	.751
Distributions
Dividends from Net Investment Income	(.264)	(.492)	(.487)	(.509)	(.593)	(.631)
Distributions from Realized Capital Gains	—	—	—	—	(.020)	—
Total Distributions	(.264)	(.492)	(.487)	(.509)	(.613)	(.631)
Net Asset Value, End of Period	$10.05	$10.29	$10.48	$10.52	$10.72	$10.44

Total Return	0.25%	2.97%	4.38%	2.96%	8.78%	7.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,888	$10,281	$5,363	$5,335	$6,031	$3,605
Ratio of Total Expenses to
Average Net Assets	0.11%[2]	0.11%	0.13%	0.13%	0.17%	0.19%[2]
Ratio of Net Investment Income to
Average Net Assets	5.26%[2]	4.77%	4.68%	4.80%	5.54%	6.17%[2]
Portfolio Turnover Rate	22%[2]	38%	53%	64%	65%	37%

1 Inception.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

66

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2006, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

67

GNMA Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $2,495,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2006, the fund had available realized losses of $67,638,000 to offset future net capital gains of $29,714,000 through January 31, 2012, $26,020,000 through January 31, 2013, and $11,904,000 through January 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2006, net unrealized depreciation of investment securities for tax purposes was $604,165,000, consisting of unrealized gains of $48,490,000 on securities that had risen in value since their purchase and $652,655,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2006, the fund purchased $2,539,430,000 of investment securities and sold $3,199,876,000 of investment securities other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2006		January 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,081,619	106,921	2,860,589	275,896
Issued in Lieu of Cash Distributions	290,820	28,829	633,258	61,218
Redeemed	(1,836,768)	(181,895)	(8,211,111)	(793,206)
Net Increase (Decrease)—Investor Shares	(464,329)	(46,145)	(4,717,264)	(456,092)
Admiral Shares
Issued	783,375	77,290	6,571,301	634,556
Issued in Lieu of Cash Distributions	181,125	17,955	247,706	24,002
Redeemed	(1,114,505)	(110,561)	(1,768,447)	(171,212)
Net Increase (Decrease)—Admiral Shares	(150,005)	(15,316)	5,050,560	487,346

68

Long-Term Treasury Fund

Fund Profile

As of July 31, 2006

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	25	34	6,837
Yield		—	—
Investor Shares	5.1%
Admiral Shares	5.2%
Yield to Maturity	5.2%[3]	5.1%	5.6%
Average Coupon	7.1%	7.1%	5.3%
Average
Effective Maturity	17.0 years	17.3 years	7.1 years
Average Quality[4]	Aaa	Aaa	Aa1
Average Duration	10.1 years	10.3 years	4.7 years
Expense Ratio		—	—
Investor Shares	0.26%[5]
Admiral Shares	0.10%[5]
Short-Term Reserves	0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.94
Beta	0.98	2.17

Sector Diversification[7] (% of portfolio)

Treasury/Agency	100%

Distribution by Maturity (% of portfolio)

1–5 Years	–7%[8]
5–10 Years	3
10–20 Years	71
20–30 Years	33

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100%

Investment Focus

1 Lehman Long Treasury Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 Annualized.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 84.

7 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 Reflects a short futures position being used for duration-management purposes.

69

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1996–July 31, 2006
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	–8.2%	6.4%	–1.8%	–1.6%
1998	9.7	7.1	16.8	18.3
1999	5.8	6.2	12.0	12.3
2000	–13.7	5.3	–8.4	–8.3
2001	11.7	6.9	18.6	18.8
2002	–0.4	5.7	5.3	5.4
2003	9.0	5.8	14.8	14.9
2004	0.0	4.9	4.9	4.6
2005	2.7	5.3	8.0	8.6
2006	–1.9	4.9	3.0	2.9
2007[2]	–4.5	2.4	–2.1	–2.0

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	5/19/1986	–6.13%	6.37%	1.57%	5.78%	7.35%
Admiral Shares	2/12/2001	–5.97	6.51	0.51[3]	5.37[3]	5.88[3]

1 Lehman Long Treasury Index.

2 Six months ended July 31, 2006.

3 Return since inception.

Note: See Financial Highlights tables on pages 75 and 76 for dividend and capital gains information.

70

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.8%)
U.S. Government Securities (94.8%)
1	U.S. Treasury Bond	8.875%	2/15/19	45,400	61,006
	U.S. Treasury Bond	8.125%	8/15/19	137,173	175,753
	U.S. Treasury Bond	8.500%	2/15/20	71,500	94,637
	U.S. Treasury Bond	8.750%	5/15/20	41,860	56,590
	U.S. Treasury Bond	8.750%	8/15/20	43,000	58,292
	U.S. Treasury Bond	7.875%	2/15/21	196,581	250,519
	U.S. Treasury Bond	8.125%	5/15/21	92,875	121,013
	U.S. Treasury Bond	8.125%	8/15/21	32,000	41,800
	U.S. Treasury Bond	8.000%	11/15/21	23,000	29,810
	U.S. Treasury Bond	7.125%	2/15/23	83,000	100,728
	U.S. Treasury Bond	6.250%	8/15/23	101,500	113,617
	U.S. Treasury Bond	7.500%	11/15/24	4,000	5,087
	U.S. Treasury Bond	7.625%	2/15/25	10,000	12,886
	U.S. Treasury Bond	6.875%	8/15/25	52,000	62,587
	U.S. Treasury Bond	6.000%	2/15/26	153,000	168,372
	U.S. Treasury Bond	6.750%	8/15/26	49,000	58,525
	U.S. Treasury Bond	6.500%	11/15/26	31,050	36,178
	U.S. Treasury Bond	6.625%	2/15/27	50,000	59,125
	U.S. Treasury Bond	6.375%	8/15/27	110,650	127,594
	U.S. Treasury Bond	6.125%	11/15/27	111,000	124,615
	U.S. Treasury Bond	5.500%	8/15/28	5,000	5,221
	U.S. Treasury Bond	5.250%	11/15/28	16,000	16,197
	U.S. Treasury Bond	5.250%	2/15/29	3,500	3,544
	U.S. Treasury Bond	6.125%	8/15/29	173,300	195,857
					1,979,553
Agency Bonds and Notes (3.0%)
	Private Export Funding Corp.	4.950%	11/15/15	65,000	62,738
					62,738
Total U.S. Government and Agency Obligations
(Cost $1,953,801)					2,042,291

71

Long-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investment (0.0%)
Repurchase Agreement
Bank of America Securities, LLC
(Dated 7/31/06, Repurchase Value $214,000,
collateralized by Federal National Mortgage Assn.,
Discount Note, 1/17/07)
(Cost $214)	5.280%	8/1/06	214	214
Total Investments (97.8%)
(Cost $1,954,015)				2,042,505
Other Assets and Liabilities (2.2%)
Other Assets—Note B				51,377
Liabilities				(5,929)
				45,448
Net Assets (100%)				2,087,953

At July 31, 2006, net assets consisted of:[2]

Amount
($000)
Paid-in Capital	2,026,051
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(25,975)
Unrealized Appreciation (Depreciation)
Investment Securities	88,490
Futures Contracts	(613)
Net Assets	2,087,953

Investor Shares—Net Assets
Applicable to 119,175,405 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	1,290,133
Net Asset Value Per Share—Investor Shares	$10.83

Admiral Shares—Net Assets
Applicable to 73,698,182 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	797,820
Net Asset Value Per Share—Admiral Shares	$10.83

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $2,688,000 have been segregated as initial margin for open futures contracts.

2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

72

Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2006
($000)
Investment Income
Income
Interest[1]	55,816
Total Income	55,816
Expenses
The Vanguard Group—Note B
Investment Advisory Services	92
Management and Administrative
Investor Shares	1,467
Admiral Shares	294
Marketing and Distribution
Investor Shares	140
Admiral Shares	66
Custodian Fees	8
Shareholders’ Reports
Investor Shares	42
Admiral Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	2,113
Net Investment Income	53,703
Realized Net Gain (Loss)
Investment Securities Sold	(14,099)
Futures Contracts	2,931
Realized Net Gain (Loss)	(11,168)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(90,520)
Futures Contracts	(1,013)
Change in Unrealized Appreciation (Depreciation)	(91,533)
Net Increase (Decrease) in Net Assets Resulting from Operations	(48,998)

1 Interest income from an affiliated company of the fund was $525,000.

73

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	Jan. 31,
	2006	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	53,703	101,435
Realized Net Gain (Loss)	(11,168)	23,734
Change in Unrealized Appreciation (Depreciation)	(91,533)	(66,520)
Net Increase (Decrease) in Net Assets Resulting from Operations	(48,998)	58,649
Distributions
Net Investment Income
Investor Shares	(33,220)	(71,190)
Admiral Shares	(20,483)	(30,245)
Realized Capital Gain[1]
Investor Shares	(6,648)	(17,580)
Admiral Shares	(3,886)	(8,412)
Total Distributions	(64,237)	(127,427)
Capital Share Transactions—Note E
Investor Shares	(56,925)	(27,619)
Admiral Shares	30,785	397,423
Net Increase (Decrease) from Capital Share Transactions	(26,140)	369,804
Total Increase (Decrease)	(139,375)	301,026
Net Assets
Beginning of Period	2,227,328	1,926,302
End of Period	2,087,953	2,227,328

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $0 and $6,728,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

74

Long-Term Treasury Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.40	$11.76	$11.52	$11.66	$10.84	$10.88
Investment Operations
Net Investment Income	.273	.563	.574	.562	.585	.601
Net Realized and Unrealized Gain (Loss)
on Investments	(.516)	(.218)	.314	(.001)	.973	(.040)
Total from Investment Operations	(.243)	.345	.888	.561	1.558	.561
Distributions
Dividends from Net Investment Income	(.273)	(.563)	(.574)	(.562)	(.585)	(.601)
Distributions from Realized Capital Gains	(.054)	(.142)	(.074)	(.139)	(.153)	—
Total Distributions	(.327)	(.705)	(.648)	(.701)	(.738)	(.601)
Net Asset Value, End of Period	$10.83	$11.40	$11.76	$11.52	$11.66	$10.84

Total Return	–2.11%	2.98%	8.01%	4.94%	14.77%	5.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,290	$1,419	$1,490	$1,471	$1,677	$1,363
Ratio of Total Expenses to
Average Net Assets	0.26%[1]	0.26%	0.24%	0.26%	0.28%	0.29%
Ratio of Net Investment Income to
Average Net Assets	5.04%[1]	4.82%	5.02%	4.81%	5.19%	5.52%
Portfolio Turnover Rate	99%[1]	25%	38%	64%	100%	64%

75

Long-Term Treasury Fund

Admiral Shares
	Six Months					Feb. 12,
	Ended					2001[1] to
For a Share Outstanding	July 31,	Year Ended January 31,				Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.40	$11.76	$11.52	$11.66	$10.84	$10.92
Investment Operations
Net Investment Income	.282	.581	.588	.577	.599	.597
Net Realized and Unrealized Gain (Loss)
on Investments	(.516)	(.218)	.314	(.001)	.973	(.080)
Total from Investment Operations	(.234)	.363	.902	.576	1.572	.517
Distributions
Dividends from Net Investment Income	(.282)	(.581)	(.588)	(.577)	(.599)	(.597)
Distributions from Realized Capital Gains	(.054)	(.142)	(.074)	(.139)	(.153)	—
Total Distributions	(.336)	(.723)	(.662)	(.716)	(.752)	(.597)
Net Asset Value, End of Period	$10.83	$11.40	$11.76	$11.52	$11.66	$10.84

Total Return	–2.03%	3.14%	8.15%	5.07%	14.92%	4.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$798	$809	$436	$450	$536	$532
Ratio of Total Expenses to
Average Net Assets	0.10%[2]	0.10%	0.12%	0.13%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	5.20%[2]	4.99%	5.15%	4.94%	5.34%	5.60%[2]
Portfolio Turnover Rate	99%[2]	25%	38%	64%	100%	64%

1 Inception.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

76

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

77

Long-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $224,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $14,340,000 through January 31, 2006, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At July 31, 2006, net unrealized appreciation of investment securities for tax purposes was $74,150,000, consisting of unrealized gains of $92,775,000 on securities that had risen in value since their purchase and $18,625,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year Treasury Note	(670)	136,324	(613)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

78

Long-Term Treasury Fund

D. During the six months ended July 31, 2006, the fund purchased $1,026,631,000 of investment securities and sold $1,020,452,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class were:

	Six Months Ended		Year Ended
	July 31, 2006		January 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	130,271	11,855	446,493	38,184
Issued in Lieu of Cash Distributions	36,153	3,322	78,866	6,781
Redeemed	(223,349)	(20,434)	(552,978)	(47,279)
Net Increase (Decrease)—Investor Shares	(56,925)	(5,257)	(27,619)	(2,314)
Admiral Shares
Issued	116,350	10,616	483,848	41,340
Issued in Lieu of Cash Distributions	18,880	1,735	29,714	2,560
Redeemed	(104,445)	(9,599)	(116,139)	(10,018)
Net Increase (Decrease)—Admiral Shares	30,785	2,752	397,423	33,882

79

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 81 illustrate your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

80

Six Months Ended July 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Government Bond Funds	1/31/2006	7/31/2006	Period[1]
Based on Actual Fund Return
Short-Term Treasury Fund—Investor Shares	$1,000.00	$1,014.65	$1.30
Short-Term Treasury Fund—Admiral Shares	1,000.00	1,015.45	0.50
Short-Term Federal Fund—Investor Shares	$1,000.00	$1,015.82	$1.00
Short-Term Federal Fund—Admiral Shares	1,000.00	1,016.32	0.50
Inflation-Protected Securities Fund—Investor Shares	$1,000.00	$997.59	$0.99
Inflation-Protected Securities Fund—Admiral Shares	1,000.00	998.07	0.54
Inflation-Protected Securities Fund—Institutional Shares	1,000.00	998.51	0.40
Intermediate-Term Treasury Fund—Investor Shares	$1,000.00	$1,001.84	$1.29
Intermediate-Term Treasury Fund—Admiral Shares	1,000.00	1,002.62	0.50
GNMA Fund—Investor Shares	$1,000.00	$1,001.97	$1.04
GNMA Fund—Admiral Shares	1,000.00	1,002.49	0.55
Long-Term Treasury Fund—Investor Shares	$1,000.00	$978.93	$1.28
Long-Term Treasury Fund—Admiral Shares	1,000.00	979.70	0.49
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund—Investor Shares	$1,000.00	$1,023.51	$1.30
Short-Term Treasury Fund—Admiral Shares	1,000.00	1,024.30	0.50
Short-Term Federal Fund—Investor Shares	$1,000.00	$1,023.80	$1.00
Short-Term Federal Fund—Admiral Shares	1,000.00	1,024.30	0.50
Inflation-Protected Securities Fund—Investor Shares	$1,000.00	$1,023.80	$1.00
Inflation-Protected Securities Fund—Admiral Shares	1,000.00	1,024.25	0.55
Inflation-Protected Securities Fund—Institutional Shares	1,000.00	1,024.40	0.40
Intermediate-Term Treasury Fund—Investor Shares	$1,000.00	$1,021.51	$1.30
Intermediate-Term Treasury Fund—Admiral Shares	1,000.00	1,024.30	0.50
GNMA Fund—Investor Shares	$1,000.00	$1,023.75	$1.05
GNMA Fund—Admiral Shares	1,000.00	1,024.25	0.55
Long-Term Treasury Fund—Investor Shares	$1,000.00	$1,023.51	$1.30
Long-Term Treasury Fund—Admiral Shares	1,000.00	1,024.30	0.50

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.26% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Inflation-Protected Securities Fund, 0.20% for Investor Shares, 0.11% for Admiral Shares, and 0.08% for Institutional Shares; for the Intermediate-Term Treasury Fund, 0.26% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.26% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

81

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds, Vanguard Short-Term Federal Fund, and Vanguard Inflation-Protected Securities Fund has approved each fund’s investment advisory arrangement with The Vanguard Group, Inc. The board also has approved an amended investment advisory agreement between Vanguard GNMA Fund and Wellington Management Company, LLP. The amended agreement changes the process for the quarterly calculation of asset-based fees. The calculation now will be based on the average daily net assets of the fund rather than the average month-end net assets. The board determined that renewing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board decided to approve the arrangement with Vanguard and to amend the agreement with Wellington Management based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the benefits to shareholders of continuing to retain Vanguard and Wellington Management as the advisors to the funds, particularly in light of the nature, extent, and quality of services they have provided. The board considered the quality of investment management to the funds over both the short and long term and the organizational depth and stability of the firms. The board noted that Vanguard and Wellington Management have been the funds’ advisors since their inceptions and that the portfolio management teams employ disciplined investment processes and have considerable experience. The board concluded that the advisors’ experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements with the amendment described above.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board noted that the magnitude, consistency, and reasons for each fund’s and advisor’s performance, and concluded that performance was such that the advisory arrangements should continue. Information about the funds’ performance, including some of the data considered by the board, can be found in the Performance Summary sections of this report.

Cost

The board concluded that the funds’ expense ratios were far below the average expense ratios charged by funds in their respective peer groups. The board noted that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory fee expenses.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

82

The benefit of economies of scale

The board concluded that with regard to Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds, Vanguard Short-Term Federal Fund, and Vanguard Inflation-Protected Securities Fund, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase. The board also concluded that shareholders in Vanguard GNMA Fund benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

83

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

84

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
140 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
140 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
140 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
140 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
140 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
140 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
140 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
140 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
140 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
140 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone > 800-952-3335

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092006

Vanguard® Corporate Bond Funds

> Semiannual Report

July 31, 2006

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

>	For the six months ended July 31, 2006, the Vanguard Corporate Bond Funds posted returns that ranged from –2.5% to 1.9%.

>	Interest rates climbed throughout the half-year, placing downward pressure on bond prices.

>	Bonds with shorter maturities generally outperformed longer-term issues.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Reports	8, 10
Short-Term Investment-Grade Fund	13
Intermediate-Term Investment-Grade Fund	45
Long-Term Investment-Grade Fund	69
High-Yield Corporate Fund	86
About Your Fund’s Expenses	105
Trustees Approve Advisory Arrangements	107
Glossary	109

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2006
Total
Return
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.9%
Admiral™ Shares[1]	1.9
Institutional Shares[2]	1.9
Lehman 1–5 Year U.S. Credit Index	1.5
Average 1–5 Year Investment Grade Debt Fund[3]	1.3

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	0.2%
Admiral Shares[1]	0.3
Lehman 5–10 Year U.S. Credit Index	0.0
Average Intermediate Investment Grade Debt Fund[3]	0.5

Vanguard Long-Term Investment-Grade Fund
Investor Shares	–2.5%
Admiral Shares[1]	–2.4
Lehman Long Credit A or Better Index	–2.4
Average Corporate A-Rated Debt Fund[3]	0.3

Vanguard High-Yield Corporate Fund
Investor Shares	0.9%
Admiral Shares[1]	1.0
Lehman High Yield Index	2.5
Average High-Current-Yield Fund[3]	1.9

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 This class of shares also carries low expenses and is available for a minimum investment of $50 million.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the six months ended July 31, 2006, interest rates rose almost uniformly across the maturity spectrum, from short- to long-term issues. In this environment, bond prices fell as yields pushed higher.

The Vanguard Corporate Bond Funds posted returns ranging from –2.5% for Investor Shares of the Long-Term Investment-Grade Fund to 1.9% for all three share classes of the Short-Term Investment-Grade Fund. (Total return consists of the change in share price plus reinvested income and capital gains distributions.)

Yields rose in all four funds during the six months. Among the investment-grade portfolios, the increases were fairly consistent: 0.63 percentage point for the Short-Term Fund (to 5.16%), 0.61 percentage point for the Intermediate-Term Fund (to 5.64%), and 0.63 percentage point for the Long-Term Fund (to 6.06%). Meanwhile, the yield of the High-Yield Corporate Fund increased 0.77 percentage point, to 7.55%. (All these yields are for Investor Shares; yields were higher for Admiral Shares.)

Bonds struggled to maintain footing as interest rates climbed

The Federal Reserve Board raised its target for the federal funds rate three times during the period, to 5.25%, marking the 17th consecutive rate hike since the central bank began its inflation-fighting campaign two years ago. (At its August 8 meeting, the Fed elected to leave its target unchanged.) The broad market for taxable U.S. bonds finished the six months with a modestly positive return, while municipal bond returns fared somewhat better.

Yields of U.S. Treasury securities rose at both ends of the maturity spectrum, but the yield curve remained essentially flat, with a minuscule difference between the yields of the 3-month and the 30-year issues. Although stock investors tended to shun risk, bond investors were less sensitive; high-yield bonds were one of the stronger segments of the bond market.

Stocks started strongly, but retreated as the economy slowed

Worrisome economic signals took a toll on stocks, which began the year on an upward trajectory, then reversed course in early May. The U.S. economy expanded at a torrid pace in the first calendar quarter, when gross domestic product jumped at an annualized rate of 5.6%, but economic growth skidded to half that rate in the second quarter. Instability in international oil markets and a slowing domestic housing market added to investors’ concerns.

Market Barometer
			Total Returns
		Periods Ended July 31, 2006
	Six Months	One Year	Five Years[1]
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.6%	1.5%	4.8%
Lehman Municipal Bond Index	1.2	2.5	5.0
Citigroup 3-Month Treasury Bill Index	2.3	4.1	2.2

Stocks
Russell 1000 Index (Large-caps)	0.2%	5.2%	3.4%
Russell 2000 Index (Small-caps)	–3.9	4.2	9.0
Dow Jones Wilshire 5000 Index (Entire market)	–0.4	5.2	4.3
MSCI All Country World Index ex USA (International)	3.9	25.1	12.6

CPI
Consumer Price Index	2.6%	4.1%	2.8%

1 Annualized.

The broad U.S. stock market closed on July 31 near where it started six months before. Small-capitalization stocks and growth stocks performed poorly, as investors showed increased aversion to risk.

The picture was similar in international markets, where investors were spooked by the specters of rising inflation (largely because of high energy and commodity prices) and slowing growth. However, a weakened U.S. dollar gave a boost to international returns for American investors when gains abroad were converted back into the U.S. currency.

As rising yields depressed prices, long-term bonds were hit hardest

During periods of rising interest rates, bond funds with shorter average durations (a measure of interest rate sensitivity) are less vulnerable to the impact of lowering prices than those with longer durations. Among the Vanguard investment-grade bond funds, the Short-Term Investment-Grade Fund posted the highest return. Its 1.9% result outpaced both the return of its benchmark and the average return of its peers.

In the Intermediate-Term Investment-Grade Fund, the portfolio earned just enough interest income to offset declines in bond prices and produce a positive

Yields and Returns
	SEC 30-Day Annualized		Components of Total Returns:
	Yields on July 31,		12 Months Ended July 31, 2006
Bond Fund	2005	2006	Capital	Income	Total
Short-Term Investment-Grade
Investor Shares	3.84%	5.16%	–0.7%	4.1%	3.4%
Admiral Shares	3.95	5.27	–0.7	4.2	3.5
Institutional Shares	3.99	5.30	–0.7	4.3	3.6
Intermediate-Term Investment-Grade
Investor Shares	4.50%	5.64%	–3.9%	4.8%	0.9%
Admiral Shares	4.61	5.75	–3.9	4.9	1.0
Long-Term Investment-Grade
Investor Shares	5.06%	6.06%	–8.7%	5.2%	–3.5%
Admiral Shares	5.20	6.19	–8.7	5.3	–3.4
High-Yield Corporate
Investor Shares	6.34%	7.55%	–4.1%	7.0%	2.9%
Admiral Shares	6.49	7.68	–4.1	7.1	3.0

result. With returns of 0.2% for Investor Shares and 0.3% for Admiral Shares, the fund outperformed its benchmark but trailed the average return of other intermediate-term investment-grade funds.

Vanguard Fixed Income Group, the advisor for the Short- and Intermediate-Term Funds, kept the funds’ durations at the shorter end of their typical range through much of the half-year so as to limit the negative impact of rising rates on the funds’ share prices.

The Long-Term Investment-Grade Fund returned –2.5% for Investor Shares and –2.4% for Admiral Shares, in line with the return of its benchmark, but lagging its peer group average. Long-term bonds, with their longer durations, have a much higher price sensitivity to increasing interest rates.

Outside the investment-grade category, the High-Yield Corporate Fund posted a 0.9% return (1.0% for Admiral Shares). The fund trailed the returns of both its benchmark index and competitive peer group—a result that is not uncommon in periods when high-risk/low-quality bonds come into favor, given that this fund avoids the riskiest segments of the “junk bond” market. In addition, the advisor, Wellington Management Company, LLP, has remained unwilling to commit significant assets to the troubled auto sector, an area that

Annualized Expense Ratios[1]
Your fund compared with its peer group
	Investor	Admiral	Institutional	Peer
	Shares	Shares	Shares	Group
Short-Term Investment-Grade Fund	0.21%	0.10%	0.07%	0.96%
Intermediate-Term Investment-Grade Fund	0.21	0.10	—	0.99
Long-Term Investment-Grade Fund	0.25	0.12	—	1.13
High-Yield Corporate Fund	0.26	0.13	—	1.27

1 Fund expense ratios reflect the six months ended July 31, 2006. Peer groups are: for the Short-Term Investment-Grade Fund, the Average 1–5 Year Investment Grade Debt Fund; for the Intermediate-Term Investment-Grade Fund, the Average Intermediate Investment Grade Debt Fund; for the Long-Term Investment-Grade Fund, the Average Corporate A-Rated Debt Fund; and for the High-Yield Corporate Fund, the Average High-Current-Yield Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2005.

performed well during the half-year. Instead, the advisor continues to focus on identifying the higher-quality issues in its target market that will produce stable income for the fund. Over the long term, we believe this disciplined approach consistently contributes more value to shareholders, while limiting exposure to default risk.

For bond mutual funds, six-month returns provide only part of the picture. That is because the return figures include the full impact of price changes, but only a half-year’s worth of interest income. For that reason, we offer the table on page 4, which summarizes the funds’ 12-month performance.

Bonds can provide stability when stocks zig and zag

U.S. and international stock markets charted an up-and-down course over the past six months. The exciting gains made early in the year were later surrendered during a tumultuous May, June, and July. In the end, the returns for stocks and bonds were fairly similar—with one exception: Bonds traveled a much smoother path. Over the long term, of course, stocks are expected to post higher returns than bonds. But over shorter periods, stocks can be quite volatile.

The bond market is not without its own risks. No combination of professional investors, economists, or government policymakers can forecast for certain the direction of the economy, inflation, and interest rates. But history suggests that bond returns are more stable than those of stocks and can work to counterbalance the more risky elements in your investment portfolio. For investors seeking stability, credit quality, and income, we believe the Vanguard Corporate Bond Funds are a wise choice.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

August 15, 2006

Your Fund’s Performance at a Glance
January 31, 2006–July 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Short-Term Investment-Grade Fund
Investor Shares	$10.50	$10.47	$0.222	$0.000
Admiral Shares	10.50	10.47	0.228	0.000
Institutional Shares	10.50	10.47	0.230	0.000
Intermediate-Term Investment-Grade Fund
Investor Shares	$9.73	$9.51	$0.240	$0.000
Admiral Shares	9.73	9.51	0.245	0.000
Long-Term Investment-Grade Fund
Investor Shares	$9.37	$8.88	$0.258	$0.000
Admiral Shares	9.37	8.88	0.264	0.000
High-Yield Corporate Fund
Investor Shares	$6.19	$6.03	$0.216	$0.000
Admiral Shares	6.19	6.03	0.220	0.000

Advisor’s Report

For the Short- and Intermediate-Term Investment-Grade Funds

During the six months ended July 31, 2006, Vanguard Short-Term Investment-Grade Fund returned 1.9% for its three share classes. Vanguard Intermediate-Term Investment-Grade Fund returned 0.2% for Investor Shares and 0.3% for Admiral Shares. Both funds outperformed their benchmark indexes.

The investment environment

The first few months of calendar 2006 saw the U.S. economy expand at an impressive rate. The growth rate for gross domestic product slipped in the second quarter, however, as capital spending and exports slowed. In addition, energy prices reached historical highs, putting pressure on the U.S. consumer.

Meanwhile, interest rates climbed steadily, making borrowing more expensive across the board. The housing market, a large driver of economic activity, continued to gradually cool. U.S. equity markets were particularly unsettled in May, June, and July, the last three months of our reporting period, as investors tried to get a read on whether the Federal Reserve Board was nearing the end of its two-year tightening cycle.

The U.S. bond market

The first half of the funds’ fiscal year was marked by additional flattening of the U.S. Treasury yield curve. On January 31, the difference between the yields of 2-year and 30-year Treasuries was just 16 basis points (or 0.16 percentage point). Six months later, the spread had narrowed even more, to 12 basis points (with the 2-year note yielding 4.95% and the 30-year bond 5.07%). Along the maturity spectrum, short-term issues produced the highest returns.

Corporate bonds slightly outperformed Treasuries during the six months (as measured by the performance of the Lehman U.S. Corporate Index), but they trailed most other segments of the fixed income market, including asset-backed securities, commercial mortgage-backed securities, and mortgages.

The spreads between Treasury and corporate yields widened as investors grew concerned about leveraged-buyout activity, as well as about a shift in focus among corporate managers toward enhancing value for stockholders through dividend payouts and stock buybacks instead of pursuing bondholder-friendly activities such as improving balance sheets.

Among the investment-grade bonds, those rated BBB, the lowest investment-grade rating, outperformed top-quality, AAA-rated issues by 7 basis points. Below-investment-grade bonds (the high-yield or “junk” segment of the corporate market) outperformed Treasuries by 191 basis points. “Crossover” issues—meaning those from companies with credit ratings split between investment-grade and sub-investment-grade—underperformed Treasuries.

Market-sector leaders included airlines, supermarkets, and companies in the area of consumer cyclical services. Meanwhile, bonds from issuers involved with textiles, fuel pipelines, natural gas, and independent energy were laggards. The market for new bonds continued to be dominated by floating-rate (rather than fixed-rate) issues.

The management of the funds

The funds outperformed their benchmarks primarily because of their defensive (that is, short) duration positions in a rising interest rate environment. In addition, the funds benefited from their small positions in high-yield credits. We also incorporated a strategy of purchasing floating-rate securities to position ourselves for the rise in short-term rates.

We recently extended the duration of the Short-Term Investment-Grade Fund into the neutral range. As the half-year ended, the duration of the Intermediate-Term Investment-Grade Fund was in the neutral band as well, but remained on the short side of the benchmark’s duration.

We have positioned the funds in view of the Federal Reserve’s signal that it was pausing in its program of raising the target federal funds rate (the rate at which banks borrow from each other on an overnight basis). From mid-2003 through June of this year, the Fed had moved this rate higher 17 times, in quarter-percentage-point increments, to combat inflation. As of July 31, the target rate stood at 5.25%. Although inflation has accelerated recently, the Fed believes that its previous hikes will slow the economy sufficiently to reduce the inflation threat.

Robert F. Auwaerter, Principal

Vanguard Fixed Income Group

August 8, 2006

Advisor’s Report

For the Long-Term Investment-Grade and High-Yield Corporate Funds

During the six months ended July 31, 2006, the Investor Shares of Vanguard Long-Term Investment-Grade Fund returned –2.5%, while those of Vanguard High-Yield Corporate Fund returned 0.9%. The funds’ Admiral Shares returned –2.4% and 1.0%, respectively.

The investment environment

The Long-Term Investment-Grade and High-Yield Corporate Funds invest almost exclusively in the U.S. corporate bond market, with varying degrees of credit and duration risk. The performance of both portfolios is affected by the direction of interest rates and by the overall health of the U.S. economy, which influences business conditions for issuers of corporate bonds.

In recent years, low borrowing rates and a resulting increase in mortgage refinancing have fueled both the consumer and the economy, but those catalysts have now been removed by the Federal Reserve. The effect of the slowing national housing market is becoming evident. Consumer discretionary spending has also been repressed by high energy prices. For economic growth to keep expanding in the face of declining consumer stimulus, the business sector will need to increase capital expenditures. Given these factors, we were not surprised when the Fed, soon after the end of the funds’ fiscal half-year, decided against what would have been its 18th consecutive increase in short-term rates. We believe that the Fed is at or near the end of the tightening cycle.

Starting and Ending Yields of U.S. Treasury Securities
			Change
Maturity	Jan. 31, 2006	July 31, 2006	(basis points)[1]
2 years	4.52%	4.95%	+43
3 years	4.48	4.92	+44
5 years	4.45	4.90	+45
10 years	4.52	4.98	+46
30 years	4.68	5.07	+39

1 One basis point equals 1/100 of a percentage point.

Source: Vanguard.

While short-term borrowing rates have been increasing, growth expectations remain muted and long-term rates have not risen substantially. As of January 31, 2006, the 3-month U.S. Treasury bill yielded 4.46% and the 30-year Treasury bond yielded 4.68%. Six months later, the 3-month yield was 5.07% and the 30-year yield was virtually identical. The stability of the long bond’s yield indicates that investors believe in the Fed’s commitment to containing inflation.

The level of additional yield for corporate bonds over Treasuries generally depends on the economy, liquidity conditions, and the willingness of creditors to take on risk. While economic growth remained strong over the past two quarters, appetite for credit risk declined a bit as the Fed withdrew liquidity and corporate managements embraced stockholder-friendly activities such as aggressive share-repurchase programs and special dividend distributions. The shift in focus from repairing balance sheets to enriching stockholders led to a slower pace of upgrades in credit ratings.

Of the companies whose ratings were downgraded during the first six months of 2006, approximately 23% moved to below-investment-grade status. Within this group, we believe that about half lost their investment-grade status because of stockholder-supportive activities such as repurchase programs or leveraged buyouts. While this number may seem small or large depending on the type of investor looking at it, a downgrade to “junk” status is clearly painful for bondholders.

From a historical perspective, risk premiums are still reasonably narrow for investment-grade and high-yield bonds. This implies that the market is not overly fearful of wholesale downgrades in corporate bond ratings. The risks in the investment-grade and high-yield segments are still balanced, but we expect overall corporate credit to weaken in coming months. Although corporate balance sheets remain strong, we believe that risk premiums will increase as the effects of tighter monetary policy take hold.

Long-Term Investment-Grade Fund

Successes. The fund fortunately did not own bonds from any issuers that were downgraded to below-investment-grade status because of attempts to boost a stock price or because of deteriorating credit fundamentals. Over the past six months, the fund essentially matched its benchmark. The primary driver of performance was credit selection, with the fund’s holdings in the banking and consumer noncyclical sectors outperforming the market.

Shortfalls. Because rates rose and principal values declined over the period, the fund should have had a shorter duration; such positioning would have mitigated some of the damage to market value.

Positioning. The fund’s holdings in long-term investment-grade bonds with excellent call protection should contribute to income stability. The major risk to this fund is a rise in long-term interest rates, given the portfolio’s long duration and maturity. We anticipate that inflation expectations will stay contained in coming months as the economy slows. Given this outlook, we may slightly extend the fund’s duration over time.

The fund generally purchases bonds of large, well-established companies with stable operating histories. It does not own emerging-market debt or foreign bonds denominated in non-U.S. currencies.

High-Yield Corporate Fund

Successes. Although the fund’s return lagged that of its benchmark for the period, there was some good news. Security selection in the utilities sector helped performance. There were no defaults in the portfolio.

Shortfalls. The fund underperformed its benchmark because of our reluctance to invest meaningfully in the troubled auto sector, which performed very well. We also stayed away from cable issues rated below B, another group that did well. In terms of relative performance, the fund’s higher-quality bias hurt us during a period when low-quality bonds fared best.

Positioning. The fund remains consistent in its strategy. Within the below-investment-grade portion of the corporate bond market, the fund is biased toward the “upper tier” of the credit spectrum. We tend to maintain an overweighting in higher-quality issues in an effort to minimize defaults. Over the long term, this strategy has rewarded investors.

We attempt to find companies with more consistent or stable businesses and with greater predictability of cash flows than those at the lowest end of the quality spectrum. Over the past six months, we reduced our B-rated holdings in favor of higher-quality BB issues. We made this small shift, raising quality at the margin, because of the unbalanced risk presented by lower-rated bonds with expensive valuations.

We still believe that corporate bonds have an asymmetrical payoff—meaning that their prices can decline more readily than they can appreciate. Our strategy is to diversify the portfolio’s holdings among issuers and industries as we seek to mitigate the risk of capital erosion and the effects of credit mistakes. We avoid non-cash-paying securities and equity-linked securities such as convertibles because of their potential volatility.

Earl E. McEvoy, Senior Vice President and Portfolio Manager

Wellington Management Company, LLP

August 8, 2006

Short-Term Investment-Grade Fund

Fund Profile

As of July 31, 2006

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	728	1,150	6,837
Yield		—	—
Investor Shares	5.2%
Admiral Shares	5.3%
Institutional Shares	5.3%
Yield to Maturity	5.7%[3]	5.6%	5.6%
Average Coupon	5.2%	5.5%	5.3%
Average Effective
Maturity	2.8 years	3.1 years	7.1 years
Average Quality[4]	Aa2	A1	Aa1
Average Duration	2.0 years	2.8 years	4.7 years
Expense Ratio		—	—
Investor Shares	0.21%[5]
Admiral Shares	0.10%[5]
Institutional Shares	0.07%[5]
Short-Term Reserves	1%	—	—

Volatility Measures
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.85
Beta	0.67	0.41

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	15%
Finance	34
Foreign	1
Government Mortgage-Backed	5
Industrial	22
Treasury/Agency	18
Utilities	4
Short-Term Reserves	1%

Distribution by Credit Quality[4] (% of portfolio)

Aaa	42%
Aa	21
A	22
Baa	14
Ba	1

Distribution by Maturity (% of portfolio)

Under 1 Year	21%
1–3 Years	54
3–5 Years	17
Over 5 Years	8

Investment Focus

1 Lehman 1–5 Year U.S. Credit Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 Annualized.

6 Sector percentages include market exposure obtained through futures and swap contracts. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 109.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1996–July 31, 2006
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	–1.7%	6.2%	4.5%	4.6%
1998	1.1	6.4	7.5	8.0
1999	–0.1	6.3	6.2	7.1
2000	–3.4	6.2	2.8	1.5
2001	2.6	7.1	9.7	10.7
2002	0.6	6.3	6.9	8.3
2003	–0.4	5.4	5.0	8.7
2004	0.3	4.0	4.3	5.6
2005	–1.7	3.4	1.7	1.9
2006	–1.2	3.6	2.4	1.5
2007[2]	–0.3	2.2	1.9	1.5

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	10/29/1982	2.35%	3.71%	–0.24%	5.43%	5.19%
Admiral Shares	2/12/2001	2.47	3.80	–0.53[3]	4.61[3]	4.08[3]
Institutional Shares	9/30/1997	2.50	3.84	–0.40[3]	5.41[3]	5.01[3]

1 Lehman 1–5 Year U.S. Credit Index.

2 Six months ended July 31, 2006.

3 Return since inception.

Note: See Financial Highlights tables on pages 36–38 for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (10.3%)
U.S. Government Securities (5.0%)
U.S. Treasury Inflation-Indexed Note	2.000%	1/15/16	46,070	45,337
U.S. Treasury Note	4.250%	10/31/07	150,000	148,524
U.S. Treasury Note	4.250%	11/30/07	100,000	98,953
U.S. Treasury Note	3.000%	2/15/08	92,500	89,740
U.S. Treasury Note	4.875%	4/30/08	35,000	34,923
U.S. Treasury Note	3.750%	5/15/08	19,550	19,138
U.S. Treasury Note	5.125%	6/30/08	58,875	59,022
U.S. Treasury Note	4.125%	8/15/08	11,380	11,211
U.S. Treasury Note	3.125%	10/15/08	80,000	76,962
U.S. Treasury Note	4.375%	11/15/08	7,325	7,233
U.S. Treasury Note	4.500%	2/15/09	8,900	8,804
U.S. Treasury Note	3.375%	10/15/09	70,000	66,807
U.S. Treasury Note	3.500%	2/15/10	190,000	181,302
U.S. Treasury Note	4.000%	4/15/10	20,000	19,384
U.S. Treasury Note	3.625%	6/15/10	8,033	7,675
				875,015
Mortgage-Backed Securities (5.3%)
Conventional Mortgage-Backed Securities (1.0%)
[1,2] Federal Home Loan Mortgage Corp.	6.000%	3/1/17	3,285	3,311
[1,2] Federal Home Loan Mortgage Corp.	6.000%	4/1/17	1,094	1,103
[1,2] Federal Home Loan Mortgage Corp.	6.000%	4/1/17	4,718	4,755
[1,2] Federal Home Loan Mortgage Corp.	6.000%	4/1/17	12,299	12,395
[1,2] Federal Home Loan Mortgage Corp.	7.000%	1/1/09	636	642
[1,2] Federal Home Loan Mortgage Corp.	5.000%	8/1/21	94,000	91,209
[1,2] Federal National Mortgage Assn.	6.000%	12/1/16	9,690	9,782
[1,2] Federal National Mortgage Assn.	6.000%	3/1/17	8,492	8,573
[1,2] Federal National Mortgage Assn.	6.000%	5/1/17	10,099	10,195
[1,2] Federal National Mortgage Assn.	6.500%	12/1/11	1,015	1,023
[1,2] Federal National Mortgage Assn.	6.500%	9/1/16	17,158	17,424
[1,2] Federal National Mortgage Assn.	6.500%	9/1/16	8,579	8,711
[1,2] Federal National Mortgage Assn.	7.000%	10/1/11	1,439	1,459
[1,2] Federal National Mortgage Assn.	7.000%	4/1/13	7,879	7,980
[1,2] Federal National Mortgage Assn.	7.500%	3/1/15	1,075	1,101

Short-Term Investment-Grade Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Non-Conventional Mortgage-Backed Securities (4.3%)
[1,2] Federal Home Loan Mortgage Corp.	3.500%	3/15/10	1,562	1,556
[1,2] Federal Home Loan Mortgage Corp.	3.659%	8/1/33	10,317	9,988
[1,2] Federal Home Loan Mortgage Corp.	3.699%	8/1/33	7,888	7,638
[1,2] Federal Home Loan Mortgage Corp.	3.865%	8/1/33	11,626	11,292
[1,2] Federal Home Loan Mortgage Corp.	3.874%	7/1/33	48,539	47,326
[1,2] Federal Home Loan Mortgage Corp.	3.934%	6/1/33	15,056	14,685
[1,2] Federal Home Loan Mortgage Corp.	4.000%	10/15/18	14,248	14,082
[1,2] Federal Home Loan Mortgage Corp.	4.066%	5/1/33	7,498	7,334
[1,2] Federal Home Loan Mortgage Corp.	4.074%	6/1/33	19,689	19,236
[1,2] Federal Home Loan Mortgage Corp.	4.115%	5/1/33	16,025	15,676
[1,2] Federal Home Loan Mortgage Corp.	4.195%	2/1/33	9,029	8,876
[1,2] Federal Home Loan Mortgage Corp.	4.263%	1/1/33	10,259	10,086
[1,2] Federal Home Loan Mortgage Corp.	4.634%	10/1/32	9,981	9,912
[1,2] Federal Home Loan Mortgage Corp.	4.642%	9/1/32	13,108	13,022
[1,2] Federal Home Loan Mortgage Corp.	4.766%	9/1/32	7,800	7,752
[1,2] Federal Home Loan Mortgage Corp.	4.769%	8/1/32	14,511	14,450
[1,2] Federal Home Loan Mortgage Corp.	4.840%	9/1/32	13,884	13,823
[1,2] Federal Home Loan Mortgage Corp.	4.980%	8/1/32	15,100	15,078
[1,2] Federal Home Loan Mortgage Corp.	4.989%	7/1/32	5,893	5,863
[1,2] Federal Home Loan Mortgage Corp.	5.000%	5/15/18	5,415	5,391
[1,2] Federal Home Loan Mortgage Corp.	5.000%	5/15/18	21,981	21,739
[1,2] Federal Home Loan Mortgage Corp.	5.000%	9/15/18	6,299	6,270
[1,2] Federal Home Loan Mortgage Corp.	5.000%	7/15/24	19,157	18,828
[1,2] Federal Home Loan Mortgage Corp.	5.120%	8/1/32	6,504	6,507
[1,2] Federal National Mortgage Assn.	3.000%	8/25/32	3,411	3,323
[1,2] Federal National Mortgage Assn.	3.421%	8/1/33	12,255	11,849
[1,2] Federal National Mortgage Assn.	3.444%	8/1/33	12,426	12,041
[1,2] Federal National Mortgage Assn.	3.500%	9/25/09	2,571	2,556
[1,2] Federal National Mortgage Assn.	3.616%	8/1/33	9,927	9,636
[1,2] Federal National Mortgage Assn.	3.693%	8/1/33	20,247	19,690
[1,2] Federal National Mortgage Assn.	3.700%	8/1/33	3,802	3,701
[1,2] Federal National Mortgage Assn.	3.700%	9/1/33	26,031	25,267
[1,2] Federal National Mortgage Assn.	3.710%	6/1/33	45,254	44,137
[1,2] Federal National Mortgage Assn.	3.716%	7/1/33	16,569	16,185
[1,2] Federal National Mortgage Assn.	3.728%	6/1/33	23,216	22,635
[1,2] Federal National Mortgage Assn.	3.755%	10/1/33	12,120	11,772
[1,2] Federal National Mortgage Assn.	3.777%	8/1/33	24,011	23,366
[1,2] Federal National Mortgage Assn.	3.800%	9/1/33	36,314	35,338
[1,2] Federal National Mortgage Assn.	3.815%	7/1/33	24,238	23,652
[1,2] Federal National Mortgage Assn.	3.930%	4/1/33	14,289	13,986
[1,2] Federal National Mortgage Assn.	3.963%	5/1/33	29,161	28,596
[1,2] Federal National Mortgage Assn.	3.977%	5/1/33	5,519	5,416
[1,2] Federal National Mortgage Assn.	4.030%	4/1/33	10,057	9,909
[1,2] Federal National Mortgage Assn.	4.042%	5/1/33	18,556	18,208
[1,2] Federal National Mortgage Assn.	4.134%	5/1/33	14,022	13,776
[1,2] Federal National Mortgage Assn.	4.191%	7/1/33	41,422	40,658
[1,2] Federal National Mortgage Assn.	4.498%	12/1/32	7,715	7,650

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Federal National Mortgage Assn.	4.860%	9/1/32	6,340	6,330
[1,2]	Federal National Mortgage Assn.	4.921%	9/1/32	3,637	3,632
[1,2]	Federal National Mortgage Assn.	5.097%	8/1/32	6,645	6,669
[1,2]	Federal National Mortgage Assn.	5.223%	7/1/32	3,857	3,868
[1,2]	Federal National Mortgage Assn.	5.500%	8/25/27	14,580	14,500
					924,419
Total U.S. Government and Agency Obligations (Cost $1,833,011)					1,799,434
Corporate Bonds (86.7%)
Asset-Backed/Commercial Mortgage-Backed Securities (20.6%)
[2,3]	AESOP Funding II LLC	2.760%	4/20/08	19,020	18,767
[2,3]	ARG Funding Corp.	4.020%	4/20/09	28,310	27,704
[2,4]	American Express Credit Account Master Trust	5.399%	12/15/13	22,500	22,549
[2,4]	American Express Credit Account Master Trust	5.459%	3/15/12	16,630	16,702
[2,4]	American Express Credit Account Master Trust	5.479%	11/16/09	12,375	12,382
[2,4]	American Express Credit Account Master Trust	5.479%	9/15/10	23,200	23,257
[2,4]	American Express Credit Account Master Trust	5.819%	11/15/10	16,000	16,110
[2,4]	American Express Issuance Trust	5.399%	8/15/11	24,500	24,569
[2,3,4]	BMW Floorplan Master Owner Trust	5.419%	10/17/08	97,500	97,506
[2,3,4]	BMW Floorplan Master Owner Trust	5.569%	10/17/08	8,770	8,771
2	BMW Vehicle Owner Trust	2.530%	2/25/08	16,843	16,813
2	BMW Vehicle Owner Trust	2.670%	3/25/08	9,565	9,512
[2,4]	Bank One Issuance Trust	5.399%	10/15/09	19,540	19,549
[2,4]	Bank One Issuance Trust	5.479%	12/15/10	25,000	25,082
2	Bank of America Mortgage Securities	4.879%	9/25/32	2,052	1,968
2	Bank of America Mortgage Securities	3.983%	2/25/33	3,999	3,945
2	Bank of America Mortgage Securities	4.183%	5/25/33	5,555	5,476
2	Bank of America Mortgage Securities	3.419%	7/25/33	8,543	8,306
2	Bank of America Mortgage Securities	3.569%	2/25/34	9,128	8,860
2	Bay View Auto Trust	3.860%	3/25/10	17,940	17,713
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	11,800	11,346
2	CIT Equipment Collateral	4.420%	5/20/09	37,600	37,153
2	CNH Equipment Trust	2.470%	1/15/08	5,679	5,659
2	CNH Equipment Trust	4.270%	1/15/10	12,500	12,254
2	CNH Equipment Trust	5.200%	8/16/10	26,400	26,257
[2,4]	CNH Wholesale Master Note Trust	5.479%	6/15/11	23,475	23,443
[2,4]	CNH Wholesale Master Note Trust	5.493%	7/15/12	29,350	29,454
2	California Infrastructure & Economic Development
	Bank Special Purpose Trust PG&E-1	6.420%	9/25/08	3,451	3,455
2	California Infrastructure & Economic Development
	Bank Special Purpose Trust SCE-1	6.380%	9/25/08	1,062	1,063
2	Capital Auto Receivables Asset Trust	2.640%	11/17/08	15,500	15,106
[2,4]	Capital One Master Trust	5.879%	10/15/10	23,750	23,865
2	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	37,800	36,430
2	Capital One Prime Auto Receivables Trust	3.060%	3/17/08	3,302	3,293
2	Capital One Prime Auto Receivables Trust	4.320%	8/15/09	25,400	25,120
2	Capital One Prime Auto Receivables Trust	4.990%	9/15/10	44,200	43,961
2	CarMax Auto Owner Trust	4.130%	5/15/09	23,500	23,248
2	CarMax Auto Owner Trust	4.210%	1/15/10	16,950	16,719

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,4]	Chase Credit Card Master Trust	5.399%	5/15/09	22,000	22,007
[2,4]	Chase Credit Card Master Trust	5.479%	7/15/10	24,900	24,960
[2,4]	Chase Issuance Trust	5.389%	10/17/11	37,700	37,773
[2,4]	Chase Issuance Trust	5.409%	10/15/12	33,000	33,101
2	Chase Manhattan Auto Owner Trust	2.260%	11/15/07	2,865	2,861
2	Chase Manhattan Auto Owner Trust	2.080%	5/15/08	13,495	13,419
2	Chase Manhattan Auto Owner Trust	3.870%	6/15/09	29,300	28,857
2	Chase Manhattan Auto Owner Trust	5.340%	7/15/10	62,600	62,585
2	Chase Manhattan Auto Owner Trust	3.980%	4/15/11	16,100	15,707
[2,4]	Citibank Credit Card Issuance Trust	5.607%	1/15/10	16,000	16,034
2	Citibank Credit Card Issuance Trust	2.550%	1/20/09	47,550	46,919
2	Citibank Credit Card Issuance Trust	4.850%	2/10/11	44,200	43,724
2	Citibank Credit Card Issuance Trust	5.150%	3/7/11	39,250	38,930
2	Citibank Credit Card Issuance Trust	4.750%	10/22/12	49,000	47,993
2	Citigroup Mortgage Loan Trust, Inc.	4.688%	3/25/34	12,086	11,905
2	Countrywide Home Loans	4.053%	5/25/33	10,119	9,990
2	Countrywide Home Loans	3.461%	11/19/33	19,283	18,793
2	DaimlerChrysler Auto Trust	2.000%	12/8/07	5,614	5,594
2	DaimlerChrysler Auto Trust	2.980%	8/8/08	29,960	29,695
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	29,260	29,243
[2,4]	Discover Card Master Trust I	5.379%	9/16/10	46,000	46,038
[2,4]	Discover Card Master Trust I	5.399%	4/16/10	34,200	34,224
[2,4]	Federal National Mortgage Assn. Grantor Trust	5.505%	6/25/33	396	398
2	Fifth Third Auto Trust	3.190%	2/20/08	8,006	7,978
[2,4]	Fleet Home Equity Loan Trust	5.628%	1/20/33	11,539	11,529
2	Ford Credit Auto Owner Trust	2.930%	3/15/08	37,039	36,706
2	Ford Credit Auto Owner Trust	3.480%	11/15/08	26,787	26,529
2	Ford Credit Auto Owner Trust	4.170%	1/15/09	18,800	18,660
2	Ford Credit Auto Owner Trust	4.300%	8/15/09	11,300	11,164
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	20,500	19,738
[2,4]	GE Capital Credit Card Master Note Trust	5.409%	9/15/10	44,900	44,966
[2,4]	GE Capital Credit Card Master Note Trust	5.409%	3/15/13	17,600	17,658
[2,4]	GE Capital Credit Card Master Note Trust	5.419%	6/15/10	19,500	19,513
[2,4]	GMAC Mortgage Corp. Loan Trust	5.535%	10/25/34	20,000	20,012
[2,4]	Gracechurch Card Funding PLC	5.379%	9/15/10	39,500	39,553
[2,4]	Gracechurch Card Funding PLC	5.389%	11/16/09	29,400	29,443
[2,4]	Granite Mortgages PLC	5.514%	9/20/44	11,988	11,958
[2,4]	GreenPoint Home Equity Loan Trust	5.639%	4/15/29	3,929	3,929
2	Harley-Davidson Motorcycle Trust	4.500%	1/15/10	9,511	9,436
2	Harley-Davidson Motorcycle Trust	2.630%	11/15/10	16,207	15,741
2	Harley-Davidson Motorcycle Trust	2.070%	2/15/11	13,093	12,633
2	Harley-Davidson Motorcycle Trust	2.760%	5/15/11	18,513	18,091
2	Harley-Davidson Motorcycle Trust	2.530%	11/15/11	18,937	18,364
2	Harley-Davidson Motorcycle Trust	3.560%	2/15/12	26,620	26,013
2	Harley-Davidson Motorcycle Trust	5.040%	10/15/12	29,100	28,922
[2,3]	Hertz Vehicle Financing	2.380%	5/25/08	61,040	59,902
[2,4]	Holmes Financing PLC	5.587%	4/15/11	48,830	48,858
2	Honda Auto Receivables Owner Trust	2.400%	2/21/08	11,018	10,927
2	Honda Auto Receivables Owner Trust	3.870%	4/20/09	41,000	40,307

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Honda Auto Receivables Owner Trust	4.610%	8/17/09	18,400	18,217
2	Honda Auto Receivables Owner Trust	4.850%	10/19/09	16,900	16,781
2	Hyundai Auto Receivables Trust	2.330%	11/15/07	1,245	1,244
2	JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/46	22,200	21,597
2	John Deere Owner Trust	3.980%	6/15/09	13,100	12,904
2	M&I Auto Loan Trust	2.310%	2/20/08	5,051	5,032
[2,4]	MBNA Credit Card Master Note Trust	5.389%	2/15/12	40,000	40,099
[2,4]	MBNA Credit Card Master Note Trust	5.489%	8/16/10	41,300	41,406
2	MBNA Credit Card Master Note Trust	4.200%	9/15/10	39,500	38,801
2	Master Adjustable Rate Mortgages Trust	3.807%	4/25/34	16,965	16,441
[2,4]	Mellon Bank Premium Finance Loan Master Trust	5.489%	6/15/09	30,500	30,538
2	Merrill Auto Trust Securitization	4.100%	8/25/09	34,700	34,223
2	Merrill Lynch Mortgage Investors, Inc.	4.210%	2/25/33	17,734	17,454
2	Merrill Lynch Mortgage Investors, Inc.	4.610%	7/25/33	10,606	10,449
2	Merrill Lynch Mortgage Investors, Inc.	4.593%	2/25/34	24,060	23,663
2	Merrill Lynch Mortgage Investors, Inc.	5.506%	5/25/36	58,970	58,844
2	Morgan Stanley Auto Loan Trust	2.640%	11/15/07	6,092	6,074
[2,4]	Morgan Stanley Dean Witter Credit Card Home
	Equity Line of Credit Trust	5.655%	11/25/15	6,262	6,222
2	Morgan Stanley Mortgage Loan Trust	4.090%	2/25/34	15,890	15,572
2	Morgan Stanley Mortgage Loan Trust	5.439%	6/25/36	46,757	46,456
2	National City Auto Receivables Trust	2.110%	7/15/08	22,883	22,713
[2,4]	National City Credit Card Master Trust	5.419%	8/15/12	57,400	57,596
[2,4]	Nissan Auto Receivables Owner Trust	5.399%	7/15/10	29,100	29,153
2	Nissan Auto Receivables Owner Trust	2.850%	10/15/07	21,504	21,397
2	Nissan Auto Receivables Owner Trust	2.010%	11/15/07	6,226	6,204
2	Nissan Auto Receivables Owner Trust	2.700%	12/17/07	10,358	10,304
2	Nissan Auto Receivables Owner Trust	2.050%	3/16/09	11,804	11,588
2	Nissan Auto Receivables Owner Trust	3.990%	7/15/09	35,300	34,789
2	Nissan Auto Receivables Owner Trust	4.190%	7/15/09	15,100	14,887
2	Nissan Auto Receivables Owner Trust	5.160%	2/15/10	40,140	40,035
2	Nissan Auto Receivables Owner Trust	5.450%	6/15/12	40,400	40,589
2	PECO Energy Transition Trust	6.050%	3/1/09	22,104	22,145
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	39,250	37,763
2	PG&E Energy Recovery Funding LLC	4.370%	6/25/14	47,300	45,222
2	PP&L Transition Bond Co. LLC	7.050%	6/25/09	12,992	13,095
[2,4]	Permanent Financing PLC	5.370%	3/10/09	19,650	19,646
[2,4]	Permanent Financing PLC	5.410%	9/10/10	59,470	59,462
[2,4]	Permanent Financing PLC	5.410%	6/10/11	26,600	26,616
2	Provident Funding Mortgage Loan Trust	4.044%	4/25/34	28,308	27,640
[2,4]	Rental Car Finance Corp.	5.585%	6/25/09	28,540	28,632
[2,4]	Residential Funding Mtg Sec I	5.782%	9/25/06	75,300	75,319
2	Salomon Brothers Mortgage Securities VII	4.121%	9/25/33	33,345	32,801
[2,4]	Target Credit Card Master Trust	5.585%	6/27/11	55,000	55,061
2	Thornburg Mortgage Securities Trust	3.317%	3/25/44	16,292	15,603
2	Toyota Auto Receivables Owner Trust	2.790%	1/15/10	27,000	26,824
2	Triad Automobile Receivables Trust	1.900%	7/14/08	2,938	2,935
2	USAA Auto Owner Trust	4.550%	2/16/10	57,900	57,286
2	USAA Auto Owner Trust	5.010%	9/15/10	41,100	40,871

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	USAA Auto Owner Trust	2.670%	10/15/10	43,800	42,740
2	Volkswagen Auto Loan Enhanced Trust	2.270%	10/22/07	3,053	3,049
[2,4]	Volkswagen Credit Auto Master Trust	5.398%	7/20/10	53,775	53,863
2	WFS Financial Owner Trust	2.850%	9/22/08	7,551	7,541
[2,4]	Wachovia Asset Securitization, Inc.	5.645%	6/25/33	6,593	6,591
2	Wachovia Auto Owner Trust	3.190%	6/20/08	34,914	34,677
2	Washington Mutual Mortgage
	Pass-Through Certificates	4.119%	1/25/33	3,667	3,625
2	Washington Mutual Mortgage
	Pass-Through Certificates	3.842%	8/25/33	10,125	9,907
2	Washington Mutual Mortgage
	Pass-Through Certificates	4.049%	9/25/33	13,189	12,922
2	Wells Fargo Home Equity Trust	3.970%	9/25/24	34,110	33,466
[2,4]	World Financial Network Credit Card Master Trust	5.469%	7/15/10	19,550	19,552
2	World Omni Auto Receivables Trust	4.400%	4/20/09	22,500	22,293
2	World Omni Auto Receivables Trust	5.010%	10/15/10	58,200	57,915
					3,598,981
Finance (38.5%)
	Banking (20.4%)
[3,4]	ANZ National Bank International Ltd.	5.570%	4/14/08	56,800	56,728
4	Allied Irish Banks	5.120%	8/3/07	63,495	63,454
	AmSouth Bank NA	2.820%	11/3/06	22,225	22,079
	AmSouth Bank NA	6.125%	3/1/09	2,300	2,327
4	Associated Bank NA	5.358%	6/2/08	37,550	37,580
4	Associated Bank NA	5.269%	2/1/08	9,350	9,347
	Astoria Financial Corp.	5.750%	10/15/12	12,000	11,812
	BB&T Corp.	6.500%	8/1/11	5,970	6,205
[3,4]	BBVA US Senior S.A. Unipersonal	5.577%	4/17/09	117,500	117,507
3	BNP Paribas	4.800%	6/24/15	13,800	12,886
	BT Preferred Capital Trust II	7.875%	2/25/27	4,900	5,122
3	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	34,000	33,895
[3,4]	Banco Santander Chile	5.632%	12/9/09	18,900	18,895
4	Bank of America Corp.	5.249%	8/2/10	20,000	20,036
	Bank of America Corp.	7.125%	9/15/06	9,940	9,957
	Bank of America Corp.	4.750%	10/15/06	26,659	26,626
	Bank of America Corp.	7.800%	2/15/10	33,700	36,187
	Bank of New York Co., Inc.	3.900%	9/1/07	23,610	23,222
	Bank of New York Co., Inc.	5.050%	3/3/09	37,900	37,478
	Bank of New York Co., Inc.	5.410%	5/15/09	30,800	30,772
	Bank of New York Co., Inc.	4.950%	1/14/11	14,700	14,388
	Bank of New York Co., Inc.	3.400%	3/15/13	9,355	9,053
4	Bank of Nova Scotia	5.440%	3/28/08	94,000	94,066
3	Bank of Scotland Treasury Services	3.500%	11/30/07	89,900	87,713
	BankAmerica Corp.	6.625%	8/1/07	10,000	10,105
	BankAmerica Corp.	6.250%	4/1/08	8,629	8,730
	BankBoston NA	6.375%	4/15/08	13,000	13,186
	Barclays Bank PLC	7.400%	12/15/09	6,788	7,169
4	Branch Banking & Trust Co.	5.281%	9/2/08	17,800	17,810
4	Canadian Imperial Bank of Commerce	5.270%	5/27/08	34,200	34,202

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Charter One Bank N.A.	5.540%	4/24/09	29,370	29,371
4	Citigroup Global Markets	5.496%	3/17/09	38,700	38,742
	Citigroup, Inc.	5.500%	8/9/06	38,625	38,625
4	Citigroup, Inc.	5.423%	6/9/09	81,000	81,217
4	Citigroup, Inc.	5.209%	11/1/07	33,100	33,098
	Colonial Bank NA	6.375%	12/1/15	3,800	3,774
3	Commonwealth Bank of Australia	6.024%	3/15/49	21,125	20,346
4	Credit Suisse First Boston USA, Inc.	5.370%	8/15/10	41,500	41,601
4	Credit Suisse First Boston USA, Inc.	5.348%	6/2/08	40,000	40,053
	Credit Suisse First Boston USA, Inc.	3.875%	1/15/09	31,325	30,156
	Credit Suisse First Boston USA, Inc.	4.125%	1/15/10	7,100	6,792
	Deutsche Bank Financial, Inc.	7.500%	4/25/09	12,920	13,579
3	Development Bank of Singapore Ltd.	7.875%	8/10/09	21,600	23,062
	Fifth Third Bank	2.700%	1/30/07	98,400	97,044
	Fifth Third Bank	3.375%	8/15/08	16,701	16,041
4	First Tennessee Bank	5.536%	12/17/09	23,500	23,497
	FirstStar Bank	7.125%	12/1/09	8,425	8,854
	FleetBoston Financial Corp.	7.375%	12/1/09	5,000	5,275
	Golden West Financial Corp.	4.125%	8/15/07	10,975	10,817
	GreenPoint Financial Corp.	3.200%	6/6/08	36,560	35,016
4	HSBC Bank USA	5.449%	12/14/09	38,500	38,623
	HSBC Bank USA	3.875%	9/15/09	38,500	36,826
	HSBC USA, Inc.	7.000%	11/1/06	26,515	26,589
	Independence Community Bank	3.750%	4/1/14	16,040	15,166
	JPMorgan Chase & Co.	3.125%	12/11/06	55,784	55,313
	JPMorgan Chase & Co.	5.500%	3/26/07	94,009	93,990
4	KeyCorp	5.494%	5/26/09	19,570	19,565
	KeyCorp	4.700%	5/21/09	15,700	15,346
3	M & T Bank Corp.	3.850%	4/1/13	16,150	15,718
4	MBNA Corp.	5.580%	5/5/08	17,400	17,525
	MBNA Corp.	6.250%	1/17/07	17,675	17,730
	MBNA Corp.	5.625%	11/30/07	3,925	3,933
4	Manufacturers & Traders Trust Co.	5.380%	3/30/07	19,600	19,605
	Mellon Capital I	7.720%	12/1/26	9,600	10,011
	Mellon Funding Corp.	3.250%	4/1/09	48,350	45,818
	National Australia Bank	6.600%	12/10/07	9,026	9,150
	National City Bank	3.300%	5/15/07	49,000	48,076
	National City Bank of Indiana	4.875%	7/20/07	9,850	9,794
	National Westminster Bank PLC	7.750%	4/29/49	23,222	23,786
	National Westminster Bank PLC	7.375%	10/1/09	9,337	9,850
3	Nationwide Building Society	2.625%	1/30/07	61,800	60,977
	North Fork Bancorp., Inc.	5.000%	8/15/12	16,450	16,329
	North Fork Bancorp., Inc.	5.875%	8/15/12	8,070	8,090
3	PNC Financial Services	8.875%	3/15/27	4,700	4,976
	PNC Financial Services	8.875%	3/15/27	28,930	30,629
	PNC Funding Corp.	6.500%	5/1/08	9,795	9,951
	PNC Funding Corp.	5.125%	12/14/10	28,155	27,712
3	PNC Institutional Capital Trust	8.315%	5/15/27	12,250	12,932
4	Regions Financial Corp.	5.240%	8/8/08	47,400	47,398

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Regions Financial Corp.	4.375%	12/1/10	1,500	1,433
	Republic New York Corp.	5.875%	10/15/08	9,934	10,009
4	Royal Bank of Canada	5.384%	3/20/08	28,180	28,187
[3,4]	Royal Bank of Scotland Group PLC	5.218%	11/24/06	36,500	36,550
[3,4]	Royal Bank of Scotland Group PLC	5.570%	7/21/08	97,700	97,710
[3,4]	Santander U.S. Debt, S.A. Unipersonal	5.484%	9/19/08	119,400	119,412
	Skandinaviska Enskilda Banken	6.875%	2/15/09	11,630	12,023
4	Southtrust Bank NA	5.379%	6/14/07	38,000	38,005
4	Sovereign Bancorp, Inc.	5.540%	8/25/06	28,385	28,383
	Sovereign Bank	4.000%	2/1/08	4,800	4,698
	Sovereign Bank	4.375%	8/1/13	2,397	2,333
4	SunTrust Banks, Inc.	5.289%	5/22/09	14,700	14,712
4	SunTrust Banks, Inc.	5.358%	6/2/09	56,470	56,545
	SunTrust Banks, Inc.	4.000%	10/15/08	10,450	10,151
	Svenska Handelsbanken NY	8.125%	8/15/07	32,615	33,478
	Toronto Dominion Bank NY	6.150%	10/15/08	4,400	4,465
	US Bancorp	5.100%	7/15/07	13,885	13,847
	US Bank NA	3.700%	8/1/07	6,840	6,727
	US Bank NA	4.125%	3/17/08	47,500	46,530
	US Bank NA	5.700%	12/15/08	17,500	17,578
2	US Central Credit Union	2.700%	9/30/09	6,364	6,096
	USB Capital IX	6.189%	4/15/49	29,350	29,086
	Union Planters Bank NA	5.125%	6/15/07	66,005	65,649
	Wachovia Capital Trust III	5.800%	3/15/42	18,125	17,881
4	Wachovia Corp.	5.591%	7/20/07	24,175	24,200
4	Wachovia Corp.	5.550%	10/28/08	52,900	52,947
	Wachovia Corp.	6.750%	11/15/06	16,400	16,453
	Wachovia Corp.	6.000%	10/30/08	9,775	9,871
	Wachovia Corp.	6.375%	2/1/09	45,800	46,747
	Wachovia Corp.	6.150%	3/15/09	15,650	15,937
	Washington Mutual, Inc.	5.625%	1/15/07	11,000	10,999
	Washington Mutual, Inc.	4.375%	1/15/08	46,194	45,469
4	Wells Fargo & Co.	5.419%	9/15/06	29,325	29,315
4	Wells Fargo & Co.	5.550%	9/28/07	86,800	86,887
	Wells Fargo & Co.	3.750%	10/15/07	25,000	24,510
	Wells Fargo & Co.	5.250%	12/1/07	14,300	14,269
	Wells Fargo & Co.	4.200%	1/15/10	50,000	48,108
	Wells Fargo Bank NA	6.450%	2/1/11	23,800	24,638
	Western Financial Bank	9.625%	5/15/12	5,610	6,273
[3,4]	Westpac Banking	5.270%	5/25/07	52,300	52,290
4	World Savings Bank, FSB	5.291%	6/1/07	57,050	57,065
4	Zions Bancorp.	5.627%	4/15/08	65,700	65,703

	Brokerage (4.3%)
4	Bear Stearns Co., Inc.	5.290%	2/8/08	24,500	24,531
4	Bear Stearns Co., Inc.	5.715%	1/31/11	25,020	25,041
	Bear Stearns Co., Inc.	7.800%	8/15/07	26,538	27,152
	Bear Stearns Co., Inc.	4.000%	1/31/08	11,100	10,873
	Bear Stearns Co., Inc.	2.875%	7/2/08	43,450	41,474

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Franklin Resources Inc.	3.700%	4/15/08	14,100	13,687
4	Goldman Sachs Group, Inc.	5.438%	3/2/10	29,300	29,369
4	Goldman Sachs Group, Inc.	5.790%	6/28/10	15,700	15,783
4	Goldman Sachs Group, Inc.	5.633%	7/2/07	24,650	24,687
4	Goldman Sachs Group, Inc.	5.605%	10/5/07	59,750	59,814
4	Goldman Sachs Group, Inc.	5.841%	7/23/09	6,265	6,312
	LaBranche & Co.	9.500%	5/15/09	14,450	14,956
	LaBranche & Co.	11.000%	5/15/12	1,625	1,735
4	Lehman Brothers Holdings, Inc.	5.954%	8/19/65	9,790	9,840
4	Lehman Brothers Holdings, Inc.	5.601%	10/22/08	34,500	34,532
	Lehman Brothers Holdings, Inc.	4.500%	7/26/10	38,620	37,130
	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	69,400	69,831
	Lehman Brothers Holdings, Inc.	5.750%	5/17/13	46,000	45,908
4	Merrill Lynch & Co., Inc.	5.370%	2/5/10	56,575	56,791
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	25,000	23,995
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	35,465	34,653
4	Morgan Stanley Dean Witter	5.640%	1/12/07	25,000	25,015
[4] ^	Morgan Stanley Dean Witter	5.787%	1/15/10	100,900	101,448
	Morgan Stanley Dean Witter	6.750%	4/15/11	17,500	18,324
[2,3]	Topaz Ltd.	6.920%	3/10/07	3,465	3,476

	Finance Companies (5.6%)
4	American Express Centurion Bank	5.529%	11/16/09	9,500	9,535
4	American Express Credit Corp.	5.484%	10/4/10	19,600	19,622
4	American Express Credit Corp.	5.430%	5/19/09	23,750	23,750
4	American Express Credit Corp.	5.510%	9/19/06	45,000	45,009
	American Express Credit Corp.	3.000%	5/16/08	11,450	10,979
4	American General Finance Corp.	5.280%	8/16/07	25,000	25,022
4	American General Finance Corp.	5.618%	1/18/08	24,200	24,235
	American General Finance Corp.	2.750%	6/15/08	5,850	5,566
	American General Finance Corp.	4.625%	5/15/09	23,935	23,413
	American General Finance Corp.	5.375%	9/1/09	14,065	14,001
	American General Finance Corp.	3.875%	10/1/09	39,000	37,120
	American General Finance Corp.	4.875%	5/15/10	5,200	5,070
	CIT Group, Inc.	5.600%	4/27/11	52,775	52,631
	Capital One Bank	5.000%	6/15/09	19,650	19,373
	Capital One Bank	6.500%	6/13/13	4,875	5,018
	Capital One Financial	4.800%	2/21/12	4,380	4,180
	Capital One Financial	6.250%	11/15/13	1,990	2,014
	Countrywide Home Loan	5.500%	8/1/06	66,975	66,964
	Countrywide Home Loan	5.500%	2/1/07	25,900	25,875
	Countrywide Home Loan	3.250%	5/21/08	3,400	3,272
4	General Electric Capital Corp.	5.311%	3/4/08	22,500	22,505
4	General Electric Capital Corp.	5.600%	7/28/08	39,150	39,227
	General Electric Capital Corp.	3.500%	8/15/07	8,200	8,040
	General Electric Capital Corp.	4.125%	9/1/09	50,000	48,203
	General Electric Capital Corp.	4.375%	11/21/11	10,516	9,971
	General Electric Capital Corp.	5.875%	2/15/12	4,800	4,882
	General Electric Capital Corp.	4.375%	3/3/12	18,600	17,576

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HSBC Finance Corp.	4.125%	11/16/09	17,500	16,772
	HSBC Finance Corp.	4.625%	9/15/10	56,450	54,540
	HSBC Finance Corp.	5.250%	1/14/11	25,025	24,708
	HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	4,870
	International Lease Finance Corp.	6.375%	3/15/09	9,410	9,599
	International Lease Finance Corp.	4.750%	7/1/09	6,965	6,821
	International Lease Finance Corp.	5.450%	3/24/11	23,250	23,031
4	Residential Capital Corp.	6.489%	11/21/08	14,100	14,225
[3,4]	Residential Capital Corp.	7.337%	4/17/09	38,550	38,586
	Residential Capital Corp.	6.375%	6/30/10	44,725	44,632
	Residential Capital Corp.	6.000%	2/22/11	26,150	25,697
	Residential Capital Corp.	6.500%	4/17/13	11,150	11,094
4	SLM Corp.	5.625%	7/27/09	89,220	89,268
	USAA Capital Corp.	7.050%	11/8/06	12,240	12,288
	iStar Financial Inc.	7.000%	3/15/08	2,320	2,366
	iStar Financial Inc.	4.875%	1/15/09	34,560	33,949

	Insurance (6.4%)
3	AIG SunAmerica Global Financing IX	5.100%	1/17/07	44,000	43,926
3	ASIF Global Finance XXVI	2.500%	1/30/07	24,425	24,078
	CIGNA Corp.	7.400%	5/15/07	43,753	44,299
	Chubb Corp.	5.472%	8/16/08	97,900	97,891
	Coventry Health Care Inc.	5.875%	1/15/12	2,375	2,321
	Hartford Financial Services Group, Inc.	4.700%	9/1/07	4,850	4,808
	Hartford Financial Services Group, Inc.	5.550%	8/16/08	19,600	19,635
	Humana Inc.	7.250%	8/1/06	26,750	26,746
	ING Capital Funding Trust III	5.775%	12/29/49	11,170	10,777
3	ING Security Life Institutional Funding	4.250%	1/15/10	29,500	28,331
3	Jackson National Life Insurance Co.	5.250%	3/15/07	14,800	14,772
3	Jackson National Life Insurance Co.	3.500%	1/22/09	14,620	13,964
	Lincoln National Corp.	5.250%	6/15/07	12,000	11,974
[3,4]	MBIA Global Funding LLC	5.494%	1/26/07	20,000	20,007
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	4,100	3,850
3	MassMutual Global Funding II	3.250%	6/15/07	33,300	32,697
[3,4]	MetLife Global Funding I	5.333%	5/18/10	48,900	48,893
3	MetLife Global Funding I	4.750%	6/20/07	18,700	18,586
	MetLife, Inc.	5.250%	12/1/06	13,775	13,763
[3,4]	Monumental Global Funding II	5.490%	12/27/06	28,125	28,127
[3,4]	Monumental Global Funding II	5.567%	1/9/09	46,875	46,909
3	Monumental Global Funding II	3.450%	11/30/07	8,200	7,989
3	Monumental Global Funding II	4.375%	7/30/09	6,900	6,687
3	Nationwide Life Global Funding	5.350%	2/15/07	47,250	47,185
3	New York Life Global Funding	3.875%	1/15/09	23,700	22,871
3	Oil Insurance Ltd.	7.558%	12/29/49	13,225	13,321
3	PRICOA Global Funding I	3.900%	12/15/08	42,325	40,887
3	PRICOA Global Funding I	4.625%	6/25/12	5,000	4,754
[3,4]	Premium Asset Trust	5.657%	7/15/08	48,200	48,239
[3,4]	Principal Life Global	5.310%	11/13/06	24,360	24,369
3	Principal Life Global	3.625%	4/30/08	14,550	14,108

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Principal Life Income Funding	5.125%	3/1/11	19,600	19,255
3	Protective Life US Funding	5.875%	8/15/06	48,950	48,955
	Safeco Corp.	4.200%	2/1/08	43,799	42,935
3	TIAA Global Markets	5.000%	3/1/07	37,990	37,872
3	TIAA Global Markets	4.125%	11/15/07	15,000	14,761
	Travelers Property Casualty Corp.	3.750%	3/15/08	34,420	33,461
4	UnitedHealth Group, Inc.	5.318%	3/2/09	19,575	19,570
	UnitedHealth Group, Inc.	3.375%	8/15/07	9,500	9,297
	UnitedHealth Group, Inc.	3.300%	1/30/08	23,875	23,121
3	UnumProvident Corp.	6.850%	11/15/15	7,650	7,602
	WellPoint Inc.	3.750%	12/14/07	36,117	35,234
	Willis North America Inc.	5.125%	7/15/10	16,500	16,030
3	Xlliac Global Funding	4.800%	8/10/10	15,700	15,196

	Real Estate Investment Trusts (1.5%)
	Archstone-Smith Operating Trust	5.250%	12/1/10	13,150	12,913
	Arden Realty LP	5.200%	9/1/11	7,700	7,560
	AvalonBay Communities, Inc.	5.000%	8/1/07	4,000	3,979
	AvalonBay Communities, Inc.	8.250%	7/15/08	9,885	10,365
4	Brandywine Operating Partnership	5.958%	4/1/09	19,600	19,600
	Brandywine Operating Partnership	5.750%	4/1/12	7,500	7,434
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,330	7,147
	Developers Diversified Realty Corp.	5.375%	10/15/12	14,100	13,723
	HRPT Properties Trust	6.950%	4/1/12	10,000	10,447
	Health Care Properties	7.500%	1/15/07	11,700	11,784
	Health Care Property Investors, Inc.	4.875%	9/15/10	24,350	23,487
	Health Care REIT, Inc.	7.500%	8/15/07	974	991
	Health Care REIT, Inc.	8.000%	9/12/12	9,750	10,597
	Liberty Property LP	6.375%	8/15/12	9,400	9,598
	ProLogis	5.500%	4/1/12	18,820	18,501
	Regency Centers LP	7.950%	1/15/11	4,700	5,100
	Simon Property Group Inc.	6.375%	11/15/07	15,190	15,326
	Simon Property Group Inc.	4.875%	3/18/10	27,900	27,213
	Simon Property Group Inc.	4.875%	8/15/10	15,450	15,026
	United Dominion Realty Trust	6.500%	6/15/09	6,350	6,476
[3,4]	Westfield Capital Corp.	5.449%	11/2/07	32,900	32,948

	Other (0.3%)
4	Berkshire Hathaway Finance Corp.	5.560%	1/11/08	19,000	19,019
	Berkshire Hathaway Finance Corp.	3.375%	10/15/08	22,600	21,660
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	9,800	9,252
					6,732,129
Industrial (23.3%)
	Basic Industry (0.5%)
	Celulosa Arauco Constitution SA	5.625%	4/20/15	2,925	2,779
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	12,200	11,661
	Falconbridge Ltd.	7.350%	11/1/06	3,775	3,789
	International Paper Co.	7.000%	8/15/06	6,000	6,002
	International Paper Co.	7.625%	1/15/07	10,700	10,782

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Steel Group, Inc.	6.500%	4/15/14	8,800	8,338
	Lubrizol Corp.	5.875%	12/1/08	10,920	10,943
	Lubrizol Corp.	4.625%	10/1/09	27,150	26,332
	Praxair, Inc.	4.750%	7/15/07	4,950	4,914
	Southern Copper Corp.	6.375%	7/27/15	1,950	1,911
	Vale Overseas Ltd.	6.250%	1/11/16	4,100	4,044

	Capital Goods (3.5%)
4	Avery Dennison Corp.	5.390%	8/10/07	23,800	23,817
3	BAE Systems Holdings Inc.	4.750%	8/15/10	27,136	26,139
	Boeing Capital Corp.	5.750%	2/15/07	12,890	12,897
	Boeing Capital Corp.	6.100%	3/1/11	11,300	11,555
	Carlisle Cos., Inc.	7.250%	1/15/07	15,600	15,702
4	Caterpillar Financial Services Corp.	5.370%	3/10/09	38,200	38,210
	Caterpillar Financial Services Corp.	3.000%	2/15/07	48,000	47,357
	Caterpillar Financial Services Corp.	2.700%	7/15/08	7,660	7,271
	Caterpillar Financial Services Corp.	3.700%	8/15/08	6,910	6,674
	Caterpillar Financial Services Corp.	4.500%	9/1/08	13,700	13,425
	Harsco Corp.	5.125%	9/15/13	8,000	7,679
4	Honeywell International, Inc.	5.370%	3/13/09	24,500	24,495
	Honeywell International, Inc.	6.125%	11/1/11	2,628	2,694
	John Deere Capital Corp.	5.125%	10/19/06	4,620	4,615
	John Deere Capital Corp.	3.900%	1/15/08	42,675	41,756
	John Deere Capital Corp.	4.875%	3/16/09	13,815	13,623
	John Deere Capital Corp.	4.625%	4/15/09	32,900	32,227
	John Deere Capital Corp.	5.400%	4/7/10	3,300	3,290
	L-3 Communications Corp.	7.625%	6/15/12	2,325	2,354
	L-3 Communications Corp.	6.125%	7/15/13	1,550	1,480
	L-3 Communications Corp.	5.875%	1/15/15	5,600	5,236
[3,4]	Masco Corp.	5.533%	3/9/07	34,200	34,210
	Masco Corp.	4.625%	8/15/07	10,900	10,788
[2,3]	Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	16,475	16,480
	Mohawk Industries Inc.	6.500%	4/15/07	11,640	11,699
3	Oakmont Asset Trust	4.514%	12/22/08	16,110	15,644
	Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	6,812	7,033
	Raytheon Co.	6.750%	8/15/07	10,849	10,975
4	Textron Financial Corp.	5.450%	8/28/07	31,780	31,813
4	Textron Financial Corp.	5.600%	1/12/09	39,170	39,171
	Textron Financial Corp.	4.125%	3/3/08	13,200	12,919
	Textron Financial Corp.	4.600%	5/3/10	11,750	11,366
	Tyco International Group SA	5.800%	8/1/06	32,180	32,175
	Tyco International Group SA	6.375%	10/15/11	9,765	10,077
	United Technologies Corp.	4.875%	11/1/06	20,725	20,687

	Communication (5.4%)
	AT&T Inc.	4.125%	9/15/09	42,950	41,151
	America Movil SA de C.V.	4.125%	3/1/09	15,625	15,000
	British Sky Broadcasting Corp.	6.875%	2/23/09	4,750	4,886
	British Sky Broadcasting Corp.	8.200%	7/15/09	15,020	16,002

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	British Telecommunications PLC	8.375%	12/15/10	24,040	26,411
	CBS Corp.	5.625%	5/1/07	10,075	10,056
	Cingular Wireless LLC	5.625%	12/15/06	29,925	29,926
	Clear Channel Communications, Inc.	3.125%	2/1/07	25,500	25,147
	Clear Channel Communications, Inc.	4.625%	1/15/08	26,155	25,710
	Comcast Cable Communications, Inc.	8.375%	5/1/07	13,950	14,220
	Comcast Corp.	5.850%	1/15/10	33,312	33,440
4	Cox Communications, Inc.	5.869%	12/14/07	8,960	8,970
	Cox Communications, Inc.	3.875%	10/1/08	4,725	4,546
	Cox Communications, Inc.	7.875%	8/15/09	21,348	22,535
	Cox Communications, Inc.	4.625%	1/15/10	13,400	12,872
3	Cox Enterprises, Inc.	7.875%	9/15/10	12,000	12,735
	Deutsche Telekom International Finance	8.000%	6/15/10	10,605	11,453
	Deutsche Telekom International Finance	3.875%	7/22/08	22,141	21,495
	Embarq Corp.	7.082%	6/1/16	18,275	18,439
4	Gannett Co., Inc.	5.414%	5/26/09	24,500	24,495
	Gannett Co., Inc.	4.125%	6/15/08	32,845	31,971
	IAC/InteractiveCorp	7.000%	1/15/13	18,500	18,698
4	Liberty Media Corp.	6.829%	9/15/06	47,170	47,221
2	NYNEX Corp.	9.550%	5/1/10	8,114	8,677
	New Cingular Wireless Services	7.500%	5/1/07	19,050	19,304
	News America Inc.	6.625%	1/9/08	14,620	14,826
	Nextel Communications	5.950%	3/15/14	10,000	9,707
	Pacific Bell	6.875%	8/15/06	10,525	10,529
	R.R. Donnelley & Sons Co.	5.000%	11/15/06	4,760	4,752
	Sprint Capital Corp.	6.000%	1/15/07	14,780	14,803
	Sprint Capital Corp.	6.125%	11/15/08	22,180	22,445
	Sprint Capital Corp.	7.625%	1/30/11	17,860	19,115
	Telecom Italia Capital	4.000%	1/15/10	47,850	45,042
	Telecom Italia Capital	4.875%	10/1/10	19,700	18,946
	Telefonica Emisiones SAU	5.984%	6/20/11	54,800	55,140
	Telefonos de Mexico SA	4.500%	11/19/08	58,830	57,139
	Telus Corp.	7.500%	6/1/07	15,470	15,693
	Univision Communications, Inc.	2.875%	10/15/06	14,175	14,088
	Univision Communications, Inc.	3.500%	10/15/07	25,905	25,082
	Univision Communications, Inc.	3.875%	10/15/08	9,230	8,743
	Verizon Global Funding Corp.	7.250%	12/1/10	39,430	41,672
	Verizon Wireless Capital	5.375%	12/15/06	41,475	41,446
4	Vodafone Group PLC	5.590%	12/28/07	14,700	14,696

	Consumer Cyclical (4.2%)
[3,4]	American Honda Finance	5.220%	5/12/09	29,400	29,397
[3,4]	American Honda Finance	5.343%	3/9/09	53,870	53,883
3	American Honda Finance	5.125%	12/15/10	21,150	20,809
	CVS Corp.	4.000%	9/15/09	9,500	9,059
	Carnival Corp.	3.750%	11/15/07	15,110	14,769
	Centex Corp.	7.875%	2/1/11	5,040	5,344
4	DaimlerChrysler North America Holding Corp.	5.679%	10/31/08	36,439	36,572
	DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	35,400	34,373

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	9,150	9,486
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	11,000	10,602
	Federated Department Stores, Inc.	6.300%	4/1/09	14,575	14,799
	GSC Holdings Corp.	8.000%	10/1/12	8,750	8,870
3	Harley-Davidson Inc.	5.000%	12/15/10	9,300	9,116
	Harrah’s Entertainment Inc.	7.875%	3/15/10	5,425	5,615
	International Speedway Corp.	4.200%	4/15/09	25,270	24,352
4	Johnson Controls, Inc.	5.737%	1/17/08	24,475	24,487
	Johnson Controls, Inc.	5.000%	11/15/06	22,220	22,174
	K. Hovnanian Enterprises	6.250%	1/15/16	7,710	6,621
	KB Home	6.375%	8/15/11	8,750	8,280
	KB Home	7.250%	6/15/18	2,200	2,013
	MDC Holdings Inc.	7.000%	12/1/12	5,385	5,380
	MGM Mirage, Inc.	8.500%	9/15/10	5,600	5,859
3	MGM Mirage, Inc.	6.750%	4/1/13	3,825	3,672
	MGM Mirage, Inc.	5.875%	2/27/14	4,000	3,640
	May Department Stores Co.	5.950%	11/1/08	17,020	17,147
	May Department Stores Co.	4.800%	7/15/09	22,297	21,772
3	Nissan Motor Acceptance Corp.	4.625%	3/8/10	28,250	27,323
3	Nissan Motor Acceptance Corp.	5.625%	3/14/11	28,200	28,052
	Royal Caribbean Cruises	6.750%	3/15/08	6,470	6,510
	Royal Caribbean Cruises	7.000%	6/15/13	11,500	11,475
	Royal Caribbean Cruises	6.875%	12/1/13	2,320	2,282
	Target Corp.	3.375%	3/1/08	7,900	7,663
	Target Corp.	5.400%	10/1/08	27,295	27,291
3	Technical Olympic USA, Inc.	8.250%	4/1/11	5,370	4,927
	Tenneco Automotive Inc.	8.625%	11/15/14	4,400	4,356
	Time Warner, Inc.	8.110%	8/15/06	27,067	27,089
	Time Warner, Inc.	6.150%	5/1/07	13,500	13,542
	Toll Corp.	8.250%	2/1/11	2,305	2,368
2	Toyota Motor Credit Corp.	2.750%	8/6/09	8,018	7,698
[3,4]	Viacom Inc.	5.691%	6/16/09	48,925	48,915
3	Viacom Inc.	5.750%	4/30/11	7,425	7,314
	WCI Communities Inc.	9.125%	5/1/12	9,300	8,324
	Wal-Mart Stores, Inc.	4.000%	1/15/10	20,000	19,114
	Wal-Mart Stores, Inc.	4.125%	7/1/10	44,000	42,023
	Yum! Brands, Inc.	7.650%	5/15/08	15,944	16,477
	Yum! Brands, Inc.	8.875%	4/15/11	6,800	7,615

	Consumer Noncyclical (4.8%)
	Abbott Laboratories	6.400%	12/1/06	16,600	16,644
5	Abbott Laboratories	5.375%	5/15/09	29,400	29,419
	Altria Group, Inc.	5.625%	11/4/08	9,475	9,490
	Altria Group, Inc.	7.000%	11/4/13	3,000	3,221
	AmerisourceBergen Corp.	5.625%	9/15/12	10,000	9,606
	Amgen Inc.	4.000%	11/18/09	32,150	30,838
	Baxter Finco, BV	4.750%	10/15/10	21,300	20,587
	Beckman Instruments, Inc.	7.450%	3/4/08	13,355	13,693
	Becton, Dickinson & Co.	7.150%	10/1/09	4,900	5,129

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Biovail Corp.	7.875%	4/1/10	5,610	5,666
	Brown-Forman Corp.	3.000%	3/15/08	14,700	14,133
3	Cadbury Schweppes US Finance	3.875%	10/1/08	44,815	43,186
	Campbell Soup Co.	5.500%	3/15/07	25,570	25,565
	Campbell Soup Co.	5.875%	10/1/08	21,000	21,167
	Caremark RX Inc.	7.375%	10/1/06	39,935	40,021
4	Clorox Co.	5.444%	12/14/07	39,000	39,030
	Corn Products International Inc.	8.250%	7/15/07	12,000	12,280
	Delhaize America Inc.	8.125%	4/15/11	11,875	12,627
4	Diageo Capital PLC	5.590%	4/20/07	29,300	29,310
	Diageo Capital PLC	3.375%	3/20/08	16,435	15,898
	Diageo Finance BV	3.000%	12/15/06	42,600	42,204
	Fortune Brands Inc.	2.875%	12/1/06	23,620	23,412
	Fortune Brands Inc.	5.125%	1/15/11	11,250	10,907
	Genentech Inc.	4.750%	7/15/15	22,375	20,794
	General Mills, Inc.	5.125%	2/15/07	66,900	66,705
	H.J. Heinz Co.	6.000%	3/15/08	9,525	9,570
	Health Management Associates Inc.	6.125%	4/15/16	19,200	17,660
	Hormel Foods Corp.	6.625%	6/1/11	8,900	9,286
	Hospira, Inc.	4.950%	6/15/09	19,000	18,633
	Kraft Foods, Inc.	4.625%	11/1/06	23,125	23,063
	Kraft Foods, Inc.	5.250%	6/1/07	18,500	18,442
	Kraft Foods, Inc.	4.125%	11/12/09	25,950	24,849
	Kroger Co.	7.625%	9/15/06	6,765	6,778
	Kroger Co.	6.375%	3/1/08	9,170	9,257
	Kroger Co.	7.450%	3/1/08	10,880	11,160
	Kroger Co.	7.250%	6/1/09	3,766	3,912
	Land O’Lakes Inc.	9.000%	12/15/10	1,590	1,667
	Medtronic Inc.	4.375%	9/15/10	18,800	18,040
	Molson Coors Capital Finance	4.850%	9/22/10	6,575	6,382
3	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	26,200	26,309
	PepsiAmericas Inc.	6.375%	5/1/09	10,170	10,381
	Quest Diagnostic, Inc.	5.125%	11/1/10	9,400	9,186
3	Reynolds American Inc.	7.625%	6/1/16	3,050	3,096
[3,4]	SABMiller PLC	5.780%	7/1/09	14,675	14,675
4	Safeway, Inc.	5.830%	3/27/09	19,600	19,593
	Safeway, Inc.	7.500%	9/15/09	9,700	10,178

	Energy (1.1%)
	Anadarko Finance Co.	6.750%	5/1/11	6,201	6,451
	Burlington Resources, Inc.	5.600%	12/1/06	41,650	41,660
	Chesapeake Energy Corp.	7.625%	7/15/13	3,850	3,917
	Devon Energy Corp.	2.750%	8/1/06	47,370	47,370
	Devon Financing Corp.	6.875%	9/30/11	18,530	19,477
3	GS-Caltex Oil Corp.	5.500%	10/15/15	8,300	7,901
[2,3,6]	Oil Enterprises Ltd.	6.239%	6/30/08	10,193	10,284
[2,3]	PF Export Receivables Master Trust	3.748%	6/1/13	9,000	8,439
[2,3]	PF Export Receivables Master Trust	6.436%	6/1/15	16,093	15,835
	Petrobras International Finance	7.750%	9/15/14	1,600	1,724

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/09	24,912	23,781
[2,3]	Ras Laffan Liquified Natural Gas Co.	5.298%	9/30/20	14,590	13,712

	Technology (0.9%)
	Affiliated Computer Services	4.700%	6/1/10	11,730	10,909
4	Cisco Systems Inc.	5.269%	2/20/09	14,700	14,704
	Dell Inc.	6.550%	4/15/08	11,475	11,661
	First Data Corp.	4.700%	11/1/06	6,440	6,425
	Hewlett-Packard Co.	3.625%	3/15/08	9,437	9,170
	International Business Machines Corp.	6.450%	8/1/07	14,750	14,886
	International Business Machines Corp.	3.800%	2/1/08	29,800	29,121
	International Business Machines Corp.	4.250%	9/15/09	13,825	13,372
	Oracle Corp.	5.000%	1/15/11	28,200	27,472
	Pitney Bowes, Inc.	5.000%	3/15/15	14,170	13,398

	Transportation (1.8%)
[4,6]	American Airlines, Inc.	6.069%	9/23/07	16,114	16,174
2	American Airlines, Inc.	3.857%	7/9/10	8,666	8,190
	Burlington Northern Santa Fe Corp.	7.875%	4/15/07	15,330	15,562
	CSX Corp.	7.450%	5/1/07	6,420	6,505
	CSX Corp.	4.875%	11/1/09	5,740	5,614
	Canadian National Railway Co.	4.250%	8/1/09	3,000	2,901
2	Continental Airlines, Inc.	6.648%	9/15/17	4,122	4,091
2	Continental Airlines, Inc.	9.798%	4/1/21	8,738	9,109
[3,4]	ERAC USA Finance Co.	5.735%	4/30/09	9,400	9,408
3	ERAC USA Finance Co.	7.350%	6/15/08	9,610	9,884
3	ERAC USA Finance Co.	7.950%	12/15/09	12,270	13,074
	FedEx Corp.	2.650%	4/1/07	30,750	30,160
	FedEx Corp.	3.500%	4/1/09	22,820	21,689
	Greenbrier Co. Inc.	8.375%	5/15/15	9,113	9,227
4	JetBlue Airways Corp.	5.620%	11/15/16	19,135	19,124
4	JetBlue Airways Corp.	8.270%	11/15/08	4,560	4,538
4	JetBlue Airways Corp.	5.704%	12/15/13	20,900	21,005
4	JetBlue Airways Corp.	5.749%	3/15/14	28,775	28,708
4	JetBlue Airways Corp.	9.579%	3/15/08	4,246	4,278
	Norfolk Southern Corp.	7.350%	5/15/07	2,060	2,086
	Norfolk Southern Corp.	5.257%	9/17/14	10,806	10,456
[3] ^	Quantas Airways	5.125%	6/20/13	23,000	21,641
	TFM SA de CV	9.375%	5/1/12	2,000	2,120
	TFM SA de CV	12.500%	6/15/12	3,160	3,381
	Union Pacific Corp.	5.750%	10/15/07	15,200	15,231
	Union Pacific Corp.	7.250%	11/1/08	11,600	12,001
	Union Pacific Corp.	3.875%	2/15/09	9,500	9,131

	Other (1.1%)
	Briggs & Stratton Corp.	8.875%	3/15/11	17,470	18,824
	Cintas Corp.	5.125%	6/1/07	16,400	16,342
3	Traded Custody Receipt	5.902%	3/1/07	90,720	90,808
[2,3]	Parker Retirement Savings Plan Trust	6.340%	7/15/08	5,473	5,500

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Stanley Works	3.500%	11/1/07	6,880	6,717
3	Targeted Return Index Securities Trust 5-2002	5.940%	1/25/07	49,608	50,135
	Thermo Electron Corp.	5.000%	6/1/15	6,730	6,135
					4,061,768
Utilities (4.3%)
	Electric Utilities (3.4%)
4	Alabama Power Co.	5.400%	8/25/09	27,490	27,586
4	Appalachian Power Co.	5.830%	6/29/07	9,500	9,511
	Avista Corp.	9.750%	6/1/08	20,100	21,325
	CMS Energy Corp.	6.300%	2/1/12	10,575	10,139
	Consolidated Edison Co. of New York	8.125%	5/1/10	6,010	6,529
	Consumers Energy Co.	4.800%	2/17/09	10,783	10,570
4	Dominion Resources, Inc.	5.790%	9/28/07	51,750	51,778
	Entergy Gulf States, Inc.	3.600%	6/1/08	47,530	45,688
	FirstEnergy Corp.	5.500%	11/15/06	10,729	10,723
	FirstEnergy Corp.	6.450%	11/15/11	7,750	7,953
[2,3]	GWF Energy LLC	6.131%	12/30/11	10,949	11,031
	Georgia Power Capital Trust	4.875%	11/1/42	55,000	54,271
4	Georgia Power Co.	5.351%	2/17/09	925	928
	Georgia Power Co.	4.875%	7/15/07	16,540	16,432
	Indiana Michigan Power Co.	6.125%	12/15/06	20,170	20,204
	NiSource Finance Corp.	3.200%	11/1/06	6,600	6,561
	Northeast Utilities	7.250%	4/1/12	16,385	17,359
	Northern States Power Co.	2.875%	8/1/06	18,875	18,872
	Northern States Power Co.	4.750%	8/1/10	11,100	10,799
	Ohio Edison	4.000%	5/1/08	8,000	7,779
	Oncor Electric Delivery Co.	5.000%	9/1/07	10,000	9,909
	PPL Capital Funding, Inc.	8.375%	6/15/07	6,775	6,913
	PPL Capital Funding, Inc.	4.330%	3/1/09	34,242	33,109
	Pacific Gas & Electric Co.	3.600%	3/1/09	12,320	11,756
4	Pepco Holdings, Inc.	5.856%	6/1/10	11,510	11,478
	Pepco Holdings, Inc.	5.500%	8/15/07	14,860	14,813
	Progress Energy, Inc.	5.850%	10/30/08	10,670	10,719
	Public Service Co. of Colorado	4.375%	10/1/08	12,260	11,986
	Public Service Co. of New Mexico	4.400%	9/15/08	6,050	5,891
	Public Service Electric & Gas	4.000%	11/1/08	40,378	39,085
	Puget Sound Energy Inc.	3.363%	6/1/08	16,610	15,949
3	SP PowerAssets Ltd.	3.800%	10/22/08	18,875	18,210
4	Southern California Edison Co.	5.249%	2/2/09	7,500	7,500
	Southern California Edison Co.	7.625%	1/15/10	7,150	7,565
	Texas - New Mexico Power Co.	6.125%	6/1/08	15,150	15,134
	Virginia Electric & Power Co.	4.500%	12/15/10	7,400	7,048

	Natural Gas (0.9%)
	AGL Capital Corp.	7.125%	1/14/11	9,900	10,418
	Boardwalk Pipelines LLC	5.500%	2/1/17	4,775	4,505
	CenterPoint Energy	6.500%	2/1/08	18,360	18,561
	CenterPoint Energy Resources	8.900%	12/15/06	25,365	25,598
4	Energen Corp.	5.520%	11/15/07	33,100	33,075

Short-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Enterprise Products Operating LP	4.000%	10/15/07	13,680	13,415
	Enterprise Products Operating LP	8.375%	8/1/66	9,225	9,448
	Panhandle Eastern Pipeline	2.750%	3/15/07	7,610	7,479
	Plains All American Pipeline LP	4.750%	8/15/09	25,800	25,030
*[3]	Yosemite Security Trust	8.250%	11/15/04	11,820	7,269
					747,901
Total Corporate Bonds (Cost $15,306,464)					15,140,779
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
	China Development Bank	8.250%	5/15/09	18,790	20,091
4	Corp. Andina de Fomento	5.840%	1/26/07	44,700	44,734
3	Export-Import Bank of Korea	4.125%	2/10/09	19,200	18,562
	Korea Development Bank	4.750%	7/20/09	56,500	55,329
2	Pemex Finance Ltd.	8.020%	5/15/07	5,430	5,457
2	Pemex Finance Ltd.	9.690%	8/15/09	26,650	28,163
[2,3]	Petroleum Export/Cayman	4.623%	6/15/10	26,222	25,239
[2,3]	Petroleum Export/Cayman	5.265%	6/15/11	21,855	21,072
3	Petronas Capital Ltd.	7.000%	5/22/12	4,700	4,985
[2,3]	Qatar Petroleum	5.579%	5/30/11	23,500	23,373
	Republic of Korea	4.250%	6/1/13	14,750	13,544
Total Sovereign Bonds (Cost $263,092)					260,549
Taxable Municipal Bond (0.0%)
3	Texas Municipal Gas Corp.
	(Cost $7,885)	2.600%	7/1/07	7,885	7,777

				Shares
Preferred Stocks (0.5%)
4	Federal Home Loan Mortgage Corp.	6.000%		148,600	7,571
	Sovereign Bancorp	7.300%		307,000	7,936
	Public Storage, Inc.	6.600%		308,325	7,283
	Southern California Edison Co.	6.125%		74,500	7,289
4	Goldman Sachs Group, Inc.	5.878%		2,080,000	52,915
Total Preferred Stocks (Cost $83,303)					82,994
Temporary Cash Investments (1.5%)
7	Vanguard Market Liquidity Fund, 5.276%			258,941,561	258,942
7	Vanguard Market Liquidity Fund, 5.276%—Note F			2,350,170	2,350
Total Temporary Cash Investments (Cost $261,292)					261,292
Total Investments (100.5%) (Cost $17,755,047)					17,552,825
Other Assets and Liabilities (–0.5%)
Other Assets—Note B					229,983
Liabilities—Note F					(322,751)
					(92,768)
Net Assets (100%)					17,460,057

Short-Term Investment-Grade Fund

At July 31, 2006, net assets consisted of:[8]
Amount
($000)
Paid-in Capital	18,002,307
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(338,229)
Unrealized Appreciation (Depreciation)
Investment Securities	(202,222)
Futures Contracts	8,146
Swap Contracts	(9,945)
Net Assets	17,460,057

Investor Shares—Net Assets
Applicable to 982,499,927 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,289,082
Net Asset Value Per Share—Investor Shares	$10.47

Admiral Shares—Net Assets
Applicable to 640,488,250 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,707,413
Net Asset Value Per Share—Admiral Shares	$10.47

Institutional Shares—Net Assets
Applicable to 44,265,392 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	463,562
Net Asset Value Per Share—Institutional Shares	$10.47

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security—security in default.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the aggregate value of these securities was $2,578,145,000, representing 14.8% of net assets.

4 Adjustable-rate note.

5 Securities with a value of $17,511,000 have been segregated as initial margin for open futures contracts.

6 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

8 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2006
($000)
Investment Income
Income
Dividends	1,308
Interest[1]	397,265
Security Lending	17
Total Income	398,590
Expenses
The Vanguard Group—Note B
Investment Advisory Services	746
Management and Administrative
Investor Shares	9,087
Admiral Shares	2,391
Institutional Shares	83
Marketing and Distribution
Investor Shares	1,124
Admiral Shares	726
Institutional Shares	61
Custodian Fees	140
Shareholders’ Reports
Investor Shares	133
Admiral Shares	16
Institutional Shares	—
Trustees’ Fees and Expenses	9
Total Expenses	14,516
Expenses Paid Indirectly—Note C	(93)
Net Expenses	14,423
Net Investment Income	384,167
Realized Net Gain (Loss)
Investment Securities Sold	(29,581)
Futures Contracts	(20,904)
Swap Contracts	(8,213)
Realized Net Gain (Loss)	(58,698)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(21,963)
Futures Contracts	11,651
Swap Contracts	5,944
Change in Unrealized Appreciation (Depreciation)	(4,368)
Net Increase (Decrease) in Net Assets Resulting from Operations	321,101

1 Interest income from an affiliated company of the fund was $6,907,000.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	Jan. 31,
	2006	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	384,167	663,871
Realized Net Gain (Loss)	(58,698)	(39,321)
Change in Unrealized Appreciation (Depreciation)	(4,368)	(185,249)
Net Increase (Decrease) in Net Assets Resulting from Operations	321,101	439,301
Distributions
Net Investment Income
Investor Shares	(219,226)	(422,884)
Admiral Shares	(146,516)	(208,543)
Institutional Shares	(10,585)	(25,765)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(376,327)	(657,192)
Capital Share Transactions—Note G
Investor Shares	(92,027)	(2,491,211)
Admiral Shares	(4,269)	2,543,399
Institutional Shares	(51,686)	(364,939)
Net Increase (Decrease) from Capital Share Transactions	(147,982)	(312,751)
Total Increase (Decrease)	(203,208)	(530,642)
Net Assets
Beginning of Period	17,663,265	18,193,907
End of Period	17,460,057	17,663,265

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.50	$10.63	$10.81	$10.78	$10.82	$10.76
Investment Operations
Net Investment Income	.227	.389	.355	.415	.569	.666
Net Realized and Unrealized Gain (Loss)
on Investments	(.035)	(.135)	(.173)	.043	(.040)	.060
Total from Investment Operations	.192	.254	.182	.458	.529	.726
Distributions
Dividends from Net Investment Income	(.222)	(.384)	(.362)	(.428)	(.569)	(.666)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.222)	(.384)	(.362)	(.428)	(.569)	(.666)
Net Asset Value, End of Period	$10.47	$10.50	$10.63	$10.81	$10.78	$10.82

Total Return	1.85%	2.44%	1.71%	4.31%	5.04%	6.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,289	$10,414	$13,049	$11,732	$8,828	$7,611
Ratio of Total Expenses to
Average Net Assets	0.21%[1]	0.21%	0.18%	0.21%	0.23%	0.24%
Ratio of Net Investment Income to
Average Net Assets	4.38%[1]	3.68%	3.31%	3.80%	5.27%	6.18%
Portfolio Turnover Rate	43%[1]	31%	37%	43%	65%	81%

1 Annualized

Short-Term Investment-Grade Fund

Admiral Shares
	Six Months					Feb. 12,
	Ended					2001[1] to
For a Share Outstanding	July 31,	Year Ended January 31,				Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.50	$10.63	$10.81	$10.78	$10.82	$10.73
Investment Operations
Net Investment Income	.233	.400	.363	.423	.575	.649
Net Realized and Unrealized Gain (Loss)
on Investments	(.035)	(.135)	(.173)	.043	(.040)	.090
Total from Investment Operations	.198	.265	.190	.466	.535	.739
Distributions
Dividends from Net Investment Income	(.228)	(.395)	(.370)	(.436)	(.575)	(.649)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.228)	(.395)	(.370)	(.436)	(.575)	(.649)
Net Asset Value, End of Period	$10.47	$10.50	$10.63	$10.81	$10.78	$10.82

Total Return	1.91%	2.55%	1.79%	4.40%	5.11%	7.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,707	$6,733	$4,254	$3,907	$2,732	$1,816
Ratio of Total Expenses to
Average Net Assets	0.10%[2]	0.10%	0.11%	0.13%	0.17%	0.18%[2]
Ratio of Net Investment Income to
Average Net Assets	4.49%[2]	3.79%	3.38%	3.87%	5.30%	6.03%[2]
Portfolio Turnover Rate	43%[2]	31%	37%	43%	65%	81%

1 Inception.

2 Annualized.

Short-Term Investment-Grade Fund

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.50	$10.63	$10.81	$10.78	$10.82	$10.76
Investment Operations
Net Investment Income	.235	.404	.366	.427	.582	.680
Net Realized and Unrealized Gain (Loss)
on Investments	(.035)	(.135)	(.173)	.043	(.040)	.060
Total from Investment Operations	.200	.269	.193	.470	.542	.740
Distributions
Dividends from Net Investment Income	(.230)	(.399)	(.373)	(.440)	(.582)	(.680)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.230)	(.399)	(.373)	(.440)	(.582)	(.680)
Net Asset Value, End of Period	$10.47	$10.50	$10.63	$10.81	$10.78	$10.82

Total Return	1.92%	2.58%	1.81%	4.43%	5.17%	7.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$464	$517	$891	$849	$524	$394
Ratio of Total Expenses to
Average Net Assets	0.07%[1]	0.07%	0.08%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.52%[1]	3.82%	3.41%	3.90%	5.39%	6.25%
Portfolio Turnover Rate	43%[1]	31%	37%	43%	65%	81%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet these obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares, Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the fund receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

Short-Term Investment-Grade Fund

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $1,896,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.90% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Short-Term Investment-Grade Fund

C. The fund’s investment advisor may direct new-issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $11,000 and custodian fees by $82,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $7,840,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At July 31, 2006, the fund had $9,945,000 of net swap losses available to reduce ordinary income dividends to shareholders.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2006, the fund had available realized losses of $288,742,000 to offset future net capital gains of $12,313,000 through January 31, 2009, $191,725,000 through January 31, 2011, $29,567,000 through January 31, 2013, $49,839,000 through January 31, 2014, and $5,298,000 through January 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2006, net unrealized depreciation of investment securities for tax purposes was $204,025,000, consisting of unrealized gains of $158,015,000 on securities that had risen in value since their purchase and $362,040,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year Treasury Note	11,677	2,374,905	5,674
5-Year Treasury Note	3,318	345,798	1,213
10-Year Treasury Note	1,670	177,072	1,259

Short-Term Investment-Grade Fund

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2006, the fund had the following open swap contracts:

Credit Default Swaps					Unrealized
			Notional		Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Received	($000)
Coca-Cola Co.	12/29/06	DBS	48,725	0.180%	34
Coca-Cola Co.	1/2/07	DBS	47,525	0.180%	34
Fifth Third Bancorp	4/2/07	DBS	38,550	0.450%	57
Procter & Gamble Co.	9/20/08	DBS	111,800	0.120%	159
United Parcel Service	3/20/08	WB	94,670	0.070%	(46)
					238

Interest Rate Swaps			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
9/15/06	LEH	29,325	2.680%	(5.329%)[2]	(96)
9/15/06	LEH	29,325	2.571%	(5.329%)[2]	(101)
9/18/06	LEH	47,170	2.578%	(5.329%)[2]	(173)
9/19/06	DBS	25,000	2.578%	(5.396%)[2]	(96)
11/13/06	LEH	24,360	2.965%	(5.170%)[2]	(175)
12/10/06	LEH	26,600	3.152%	(5.300%)[2]	(227)
1/12/07	LEH	25,000	2.635%	(5.500%)[2]	(325)
1/26/07	DBS	44,700	2.607%	(5.490%)[2]	(633)
1/26/07	JPM	20,000	3.054%	(5.396%)[3]	(240)
2/1/07	DBS	25,900	(3.960%)	5.149%[2]	211
3/9/07	JPM	34,200	3.108%	(5.283%)[2]	(484)
3/10/07	DBS	19,650	2.698%	(5.300%)[2]	(330)
4/2/07	DBS	38,550	3.085%	(5.480%)[2]	(623)
4/5/07	LEH	39,000	2.708%	(5.480%)[2]	(731)
5/25/07	ABN	52,300	3.193%	(5.210%)[2]	(960)
6/14/07	DBS	38,000	3.220%	(5.319%)[2]	(734)
11/1/07	ABN	33,100	3.163%	(5.149%)[2]	(929)
12/28/07	LEH	14,700	4.897%	(5.500%)[2]	(117)
1/15/08	LEH	61,900	3.345%	(5.507%)[2]	(1,832)
3/28/08	LEH	94,000	4.758%	(5.400%)[3]	(1,019)

(Interest Rate Swaps table continued on next page)

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
9/19/08	LEH	119,400	4.743%	(5.396%)[2]	(1,575)
4/17/09	LEH	117,500	5.637%	(5.507%)[2]	721
5/18/09	LEH	44,000	5.601%	(5.366%)[2]	245
6/2/09	DBS	40,850	3.765%	(5.238%)[2]	(1,715)
6/2/09	WB	56,470	5.629%	(5.440%)[2]	352
6/9/09	LEH	81,000	5.636%	(5.440%)[2]	525
7/27/09	BS	54,220	5.629%	(5.490%)[2]	362
7/27/09	LEH	35,000	5.468%	(5.485%)[2]	81
8/25/09	LEH	16,160	5.628%	(5.345%)[2]	110
11/16/09	BS	9,500	5.413%	(5.360%)[3]	6
12/9/09	LEH	18,900	5.414%	(5.448%)[2]	13
12/14/09	LEH	38,500	5.414%	(5.448%)[2]	26
12/17/09	LEH	23,500	5.413%	(5.448%)[2]	16
1/15/10	WB	100,900	5.416%	(5.448%)[2]	68
2/15/10	WB	75,000	5.468%	(5.369%)[3]	153
6/28/10	LEH	15,700	5.413%	(5.448%)[2]	9
8/2/10	LEH	20,000	5.419%	(5.488%)[2]	13
8/15/10	LEH	41,500	5.418%	(5.360%)[2]	21
					(10,183)

E. During the six months ended July 31, 2006, the fund purchased $2,260,003,000 of investment securities and sold $3,021,368,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,069,580,000 and $1,300,988,000, respectively.

F. The market value of securities on loan to broker-dealers at July 31, 2006, was $2,294,000, for which the fund received cash collateral of $2,350,000.

1 ABN—ABN Amro.

BS—Bear Stearns.

DBS—Deutsche Bank Securities.

JPM—J.P. Morgan Securities.

LEH—Lehman Brothers Special Financing Inc.

WB—Wachovia Bank NA.

2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2006		January 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,119,778	107,002	2,959,482	280,295
Issued in Lieu of Cash Distributions	199,149	19,043	373,829	35,455
Redeemed	(1,410,954)	(134,912)	(5,824,522)	(551,800)
Net Increase (Decrease)—Investor Shares	(92,027)	(8,867)	(2,491,211)	(236,050)
Admiral Shares
Issued	1,008,587	96,423	4,503,710	426,686
Issued in Lieu of Cash Distributions	122,210	11,686	167,527	15,902
Redeemed	(1,135,066)	(108,541)	(2,127,838)	(201,829)
Net Increase (Decrease)—Admiral Shares	(4,269)	(432)	2,543,399	240,759
Institutional Shares
Issued	22,624	2,162	86,093	8,168
Issued in Lieu of Cash Distributions	7,214	690	18,760	1,779
Redeemed	(81,524)	(7,796)	(469,792)	(44,571)
Net Increase (Decrease)—Institutional Shares	(51,686)	(4,944)	(364,939)	(34,624)

Intermediate-Term Investment-Grade Fund

Fund Profile

As of July 31, 2006

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	509	1,038	6,837
Yield		—	—
Investor Shares	5.6%
Admiral Shares	5.8%
Yield to Maturity	5.7%[3]	5.9%	5.6%
Average Coupon	5.6%	5.7%	5.3%
Average Effective
Maturity	6.7 years	7.4 years	7.1 years
Average Quality[4]	Aa3	A2	Aa1
Average Duration	5.2 years	5.9 years	4.7 years
Expense Ratio		—	—
Investor Shares	0.21%[5]
Admiral Shares	0.10%[5]
Short-Term Reserves	1%	—	—

Volatility Measures
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.98
Beta	0.81	1.14

Investment Focus

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	8%
Finance	35
Foreign	2
Government Mortgage-Backed	1
Industrial	30
Treasury/Agency	16
Utilities	7
Short-Term Reserves	1%

Distribution by Credit Quality[4] (% of portfolio)

Aaa	30%
Aa	15
A	34
Baa	20
Ba	1

Distribution by Maturity (% of portfolio)

Under 1 Year	3%
1–5 Years	31
5–10 Years	62
10–20 Years	4

1 Lehman 5–10 Year U.S. Credit Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 Annualized.

6 Sector percentages include market exposure obtained through futures and swap contracts. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 109.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1996–July 31, 2006
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	–4.2%	6.5%	2.3%	2.7%
1998	3.3	6.9	10.2	10.4
1999	1.2	6.5	7.7	8.4
2000	–8.9	6.2	–2.7	–3.7
2001	5.4	7.8	13.2	14.3
2002	1.5	6.7	8.2	8.1
2003	3.1	6.2	9.3	11.0
2004	2.1	5.3	7.4	9.7
2005	–0.5	4.7	4.2	5.4
2006	–3.3	4.7	1.4	0.6
2007[2]	–2.3	2.5	0.2	0.0

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	11/1/1993	–1.67%	5.33%	0.14%	6.11%	6.25%
Admiral Shares	2/12/2001	–1.57	5.42	–0.07[3]	5.56[3]	5.49[3]

1 Lehman 5–10 Year U.S. Credit Index.

2 Six months ended July 31, 2006.

3 Return since inception.

Note: See Financial Highlights tables on pages 62 and 63 for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (12.6%)
U.S. Government Securities (11.4%)
U.S. Treasury Inflation-Indexed Note	2.000%	1/15/16	12,900	12,695
U.S. Treasury Note	4.750%	3/31/11	8,650	8,591
U.S. Treasury Note	4.875%	2/15/12	166,800	166,565
U.S. Treasury Note	4.375%	8/15/12	21,000	20,416
U.S. Treasury Note	4.000%	11/15/12	13,500	12,831
U.S. Treasury Note	3.875%	2/15/13	19,980	18,809
U.S. Treasury Note	4.250%	8/15/13	96,000	92,115
U.S. Treasury Note	4.250%	11/15/13	78,630	75,288
U.S. Treasury Note	4.000%	2/15/14	80,200	75,413
U.S. Treasury Note	4.250%	8/15/14	33,400	31,835
U.S. Treasury Note	4.250%	11/15/14	6,465	6,154
U.S. Treasury Note	4.500%	11/15/15	29,500	28,449
U.S. Treasury Note	5.125%	5/15/16	9,100	9,192
				558,353
Agency Bonds and Notes (0.4%)
Agency for International Development—Egypt
(U.S. Government Guaranteed)	4.450%	9/15/15	20,000	18,766

Mortgage-Backed Securities (0.8%)
Conventional Mortgage-Backed Securities (0.1%)
[1,2] Federal Home Loan Mortgage Corp.	6.000%	4/1/17	5,483	5,525

Non-Conventional Mortgage-Backed Securities (0.7%)
[1,2] Federal Home Loan Mortgage Corp.	5.000%	6/15/24	18,762	18,427
[1,2] Federal Home Loan Mortgage Corp.	5.000%	10/15/24	4,141	4,082
[1,2] Federal Home Loan Mortgage Corp.	4.980%	8/1/32	6,001	5,993
[1,2] Federal Home Loan Mortgage Corp.	4.840%	9/1/32	2,509	2,498
[1,2] Federal National Mortgage Assn.	5.000%	7/25/24	5,000	4,907
				41,432

Total U.S. Government and Agency Obligations (Cost $631,045)				618,551
Corporate Bonds (82.8%)
Asset-Backed/Commercial Mortgage-Backed Securities (7.9%)
[2,3] American Express Credit Account Master Trust	5.479%	11/16/09	3,625	3,627
[2,3] American Express Credit Account Master Trust	5.479%	9/15/10	6,800	6,817
[2,3] American Express Credit Account Master Trust	5.479%	10/15/10	10,000	10,024

Intermediate-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Bank One Issuance Trust	5.479%	12/15/10	14,000	14,046
2	Bank One Issuance Trust	4.370%	4/15/12	10,000	9,754
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.945%	2/11/41	8,000	7,788
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	7,360	7,077
2	California Infrastructure & Economic
	Development Bank Special Purpose Trust PG&E-1	6.420%	9/25/08	81	81
2	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	7,000	6,746
2	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	15,000	14,532
[2,3]	Chase Credit Card Master Trust	5.399%	5/15/09	15,000	15,005
[2,3]	Chase Credit Card Master Trust	5.479%	7/15/10	11,000	11,026
[2,3]	Chase Issuance Trust	5.409%	10/15/12	25,000	25,076
2	Citibank Credit Card Issuance Trust	5.150%	3/7/11	11,125	11,034
[2,3]	Citibank Credit Card Issuance Trust	5.448%	10/20/14	25,000	25,088
2	Citibank Credit Card Issuance Trust	4.850%	3/10/17	10,000	9,525
2	Detroit Edison Securitization Funding LLC	6.190%	3/1/13	15,000	15,391
[2,3]	Discover Card Master Trust I	5.379%	9/16/10	25,000	25,021
[2,3]	Fleet Home Equity Loan Trust	5.628%	1/20/33	3,409	3,406
[2,3]	Ford Credit Floor Plan Master Owner Trust	5.409%	7/15/09	10,000	9,999
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	5,350	5,151
[2,3]	GE Capital Credit Card Master Note Trust	5.419%	6/15/10	4,480	4,483
[2,3]	GE Capital Credit Card Master Note Trust	5.409%	9/15/10	11,000	11,016
2	Massachusetts RRB Special Purpose Trust	4.400%	3/15/15	12,000	11,363
[2,3]	MBNA Credit Card Master Note Trust	5.389%	2/15/12	15,000	15,037
[2,3]	MBNA Credit Card Master Note Trust	5.429%	6/15/15	31,000	31,099
[2,3]	Mellon Bank Premium Finance Loan Master Trust	5.489%	6/15/09	6,720	6,728
[2,3]	Morgan Stanley Dean Witter Credit Card
	Home Equity Line of Credit Trust	5.655%	11/25/15	1,842	1,830
[2,3]	National City Credit Card Master Trust	5.419%	8/15/12	10,000	10,034
2	PECO Energy Transition Trust	6.050%	3/1/09	6,019	6,031
2	PECO Energy Transition Trust	6.520%	12/31/10	10,000	10,389
2	PP&L Transition Bond Co. LLC	7.050%	6/25/09	2,734	2,756
2	PSE&G Transition Funding LLC	6.610%	6/15/15	15,000	15,877
[2,3]	Target Credit Card Master Trust	5.585%	6/27/11	10,000	10,011
[2,3]	Target Credit Card Master Trust	5.445%	10/27/14	15,000	15,059
					387,927
Finance (36.0%)
	Banking (17.8%)
3	Allied Irish Banks	5.120%	8/3/07	17,518	17,507
	AmSouth Bank NA	5.200%	4/1/15	10,000	9,516
[3,4]	ANZ National Bank International Ltd.	5.570%	4/14/08	13,000	12,983
	Astoria Financial Corp.	5.750%	10/15/12	9,000	8,859
4	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	8,550	8,524
4	Banco Santander Peru	5.375%	12/9/14	4,000	3,867
	Bank of America Corp.	7.400%	1/15/11	10,000	10,735
	Bank of America Corp.	4.875%	9/15/12	12,000	11,594
	Bank of America Corp.	4.875%	1/15/13	16,021	15,398
	Bank of America Corp.	5.375%	6/15/14	7,000	6,865
	Bank of America Corp.	5.250%	12/1/15	15,000	14,378
5	Bank of New York Co., Inc.	4.950%	1/14/11	5,000	4,894

Intermediate-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bank of New York Co., Inc.	4.950%	3/15/15	5,000	4,724
	Bank One Corp.	7.875%	8/1/10	10,262	11,105
	BB&T Corp.	6.500%	8/1/11	12,500	12,993
	BB&T Corp.	4.750%	10/1/12	5,000	4,782
4	BNP Paribas	4.800%	6/24/15	10,000	9,338
3	Citigroup, Inc.	5.423%	6/9/09	25,700	25,769
	Citigroup, Inc.	7.250%	10/1/10	900	957
	Citigroup, Inc.	5.625%	8/27/12	20,000	20,041
	Citigroup, Inc.	5.000%	9/15/14	9,000	8,554
	Citigroup, Inc.	5.300%	1/7/16	10,000	9,717
	Colonial Bank NA	6.375%	12/1/15	5,600	5,562
[2,4]	Commonwealth Bank of Australia	6.024%	3/15/49	17,050	16,421
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	25,000	23,501
	Credit Suisse First Boston USA, Inc.	5.375%	3/2/16	20,000	19,293
	Deutsche Bank Financial LLC	5.375%	3/2/15	10,000	9,688
	Fifth Third Bank	4.750%	2/1/15	18,150	16,861
	First Tennessee Bank	5.050%	1/15/15	5,000	4,739
	Golden West Financial Corp.	4.750%	10/1/12	22,450	21,484
	HSBC Bank USA	3.875%	9/15/09	1,500	1,435
	HSBC Bank USA	4.625%	4/1/14	22,000	20,390
	Hudson United Bank	7.000%	5/15/12	9,200	9,738
	JPMorgan Chase & Co.	4.500%	1/15/12	5,000	4,753
	JPMorgan Chase & Co.	5.750%	1/2/13	10,000	10,008
	JPMorgan Chase & Co.	4.875%	3/15/14	5,000	4,712
	JPMorgan Chase & Co.	5.150%	10/1/15	15,000	14,200
	Key Bank NA	4.950%	9/15/15	18,000	16,732
4	M & T Bank Corp.	3.850%	4/1/13	2,750	2,676
	Marshall & Ilsley Bank	5.250%	9/4/12	4,000	3,917
	MBNA Corp.	7.500%	3/15/12	6,145	6,684
	Mellon Bank NA	4.750%	12/15/14	5,000	4,671
	Mellon Funding Corp.	3.250%	4/1/09	10,000	9,476
	Mercantile Bankshares Corp.	4.625%	4/15/13	10,000	9,359
	National Australia Bank	8.600%	5/19/10	5,000	5,512
	National City Bank	6.250%	3/15/11	8,000	8,217
	National City Corp.	4.900%	1/15/15	3,435	3,213
2	National Westminster Bank PLC	7.750%	4/29/49	7,300	7,477
	North Fork Bancorp., Inc.	5.875%	8/15/12	19,347	19,396
	PNC Bank NA	4.875%	9/21/17	5,000	4,577
	Regions Financial Corp.	7.750%	3/1/11	10,000	10,864
	Regions Financial Corp.	6.375%	5/15/12	8,975	9,245
[2,4]	Resona Bank Ltd.	5.850%	9/29/49	4,200	3,963
[2,4]	Resona Preferred Global Securities	7.191%	12/30/49	2,475	2,499
	Royal Bank of Scotland Group PLC	5.000%	11/12/13	6,000	5,745
4	Scotland International Finance	7.700%	8/15/10	10,000	10,781
	Skandinaviska Enskilda Banken	6.875%	2/15/09	5,000	5,169
4	Societe Generale	5.750%	4/20/16	15,000	14,931
	Southtrust Corp.	5.800%	6/15/14	14,705	14,611
4	Sovereign Bancorp, Inc.	4.800%	9/1/10	5,000	4,799
	Sovereign Bank	4.000%	2/1/08	4,900	4,796
	Sovereign Bank	4.375%	8/1/13	2,458	2,392

Intermediate-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	State Street Capital Trust	5.300%	1/15/16	12,000	11,600
3	SunTrust Banks, Inc.	5.358%	6/2/09	12,175	12,191
3	SunTrust Banks, Inc.	5.808%	4/1/15	6,000	5,998
	UBS AG	5.875%	7/15/16	10,000	10,025
	UnionBanCal Corp.	5.250%	12/16/13	3,000	2,865
4	United Overseas Bank Ltd.	4.500%	7/2/13	7,000	6,434
	US Bank NA	6.300%	2/4/14	5,000	5,184
3	US Bank NA	5.780%	10/14/14	10,000	10,033
	US Bank NA	4.950%	10/30/14	14,750	13,963
	USB Capital IX	6.189%	4/15/42	13,315	13,195
	Wachovia Bank NA	4.800%	11/1/14	10,000	9,381
2	Wachovia Capital Trust III	5.800%	12/31/49	31,500	31,077
	Washington Mutual Bank	5.650%	8/15/14	19,500	19,031
	Washington Mutual Bank	5.125%	1/15/15	9,000	8,488
	Washington Mutual Finance Corp.	6.875%	5/15/11	10,000	10,530
	Wells Fargo & Co.	4.200%	1/15/10	20,000	19,243
	Wells Fargo & Co.	5.125%	9/1/12	10,000	9,721
	Wells Fargo & Co.	4.625%	4/15/14	10,000	9,277
	Wells Fargo Bank NA	5.750%	5/16/16	7,000	6,967
	Western Financial Bank	9.625%	5/15/12	1,640	1,834
4	Westpac Capital Trust III	5.819%	12/30/49	14,300	14,059
	Wilmington Trust Corp.	4.875%	4/15/13	18,305	17,354
	Zions Bancorp.	6.000%	9/15/15	11,000	10,983
	Zions Bancorp.	5.500%	11/16/15	8,000	7,706

	Brokerage (4.1%)
	Bear Stearns Co., Inc.	5.700%	11/15/14	10,785	10,685
	Bear Stearns Co., Inc.	5.300%	10/30/15	20,000	19,137
3	Goldman Sachs Group, Inc.	5.841%	7/23/09	3,575	3,602
	Goldman Sachs Group, Inc.	4.500%	6/15/10	5,000	4,825
3	Goldman Sachs Group, Inc.	5.790%	6/28/10	8,925	8,972
	Goldman Sachs Group, Inc.	5.125%	1/15/15	25,000	23,738
	LaBranche & Co.	9.500%	5/15/09	4,225	4,373
	LaBranche & Co.	11.000%	5/15/12	375	400
	Lehman Brothers Holdings, Inc.	5.750%	5/17/13	28,000	27,944
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	25,000	24,230
	Merrill Lynch & Co., Inc.	4.500%	11/4/10	25,000	24,003
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	15,000	15,129
	Morgan Stanley Dean Witter	4.750%	4/1/14	21,250	19,708
	Morgan Stanley Dean Witter	5.375%	10/15/15	15,000	14,413
[2,4]	Topaz Ltd.	6.920%	3/10/07	1,559	1,564

	Finance Companies (6.6%)
3	American Express Centurion Bank	5.529%	11/16/09	5,000	5,018
	American Express Co.	4.875%	7/15/13	16,417	15,683
	American General Finance Corp.	4.875%	5/15/10	1,000	975
	American General Finance Corp.	4.875%	7/15/12	12,000	11,480
	American General Finance Corp.	5.850%	6/1/13	25,000	25,052
	Capital One Bank	5.125%	2/15/14	10,000	9,527
	Capital One Financial	6.250%	11/15/13	8,000	8,096

Intermediate-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital One Financial	5.500%	6/1/15		9,560
	CIT Group, Inc.	5.000%	2/1/15	12,000	11,247
	CIT Group, Inc.	5.400%	1/30/16	7,500	7,172
	Countrywide Home Loan	4.000%	3/22/11	10,000	9,294
	General Electric Capital Corp.	3.250%	6/15/09	10,000	9,441
	General Electric Capital Corp.	4.375%	11/21/11	10,200	9,672
	General Electric Capital Corp.	5.875%	2/15/12	49,600	50,443
	General Electric Capital Corp.	4.375%	3/3/12	5,200	4,914
	General Electric Capital Corp.	6.000%	6/15/12	25,000	25,575
	HSBC Finance Corp.	4.125%	11/16/09	5,000	4,792
3	HSBC Finance Corp.	5.679%	9/14/12	8,000	8,036
	HSBC Finance Capital Trust IX	5.911%	11/30/35	27,500	26,786
	International Lease Finance Corp.	5.750%	6/15/11	4,700	4,717
	International Lease Finance Corp.	5.875%	5/1/13	10,000	10,017
	iStar Financial Inc.	7.000%	3/15/08	680	693
[3,4]	Residential Capital Corp.	7.337%	4/17/09	2,600	2,602
	Residential Capital Corp.	6.375%	6/30/10	12,400	12,374
	Residential Capital Corp.	6.000%	2/22/11	6,000	5,896
	Residential Capital Corp.	6.500%	4/17/13	3,130	3,114
	SLM Corp.	5.050%	11/14/14	7,500	7,067
	USAA Capital Corp.	4.640%	12/15/09	26,000	25,293

	Insurance (3.7%)
	CIGNA Corp.	7.000%	1/15/11	10,000	10,459
	Coventry Health Care Inc.	5.875%	1/15/12	625	611
	Genworth Financial, Inc.	4.950%	10/1/15	5,000	4,663
	Hartford Financial Services Group, Inc.	4.625%	7/15/13	10,000	9,313
	Humana Inc.	6.450%	6/1/16	10,000	10,099
2	ING Capital Funding Trust III	5.775%	12/8/49	3,120	3,010
4	Liberty Mutual Group	5.750%	3/15/14	5,000	4,751
	Lincoln National Corp.	6.200%	12/15/11	7,000	7,151
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	5,325	5,001
	MetLife, Inc.	5.375%	12/15/12	10,000	9,836
	Nationwide Financial Services	5.900%	7/1/12	5,000	5,026
4	New York Life Global Funding	5.375%	9/15/13	12,000	11,793
4	Oil Insurance Ltd.	7.558%	6/30/49	10,600	10,677
4	Principal Life Global	4.400%	10/1/10	10,000	9,590
	Protective Life Secured Trust	4.000%	4/1/11	5,000	4,690
	Prudential Financial, Inc.	5.100%	9/20/14	15,000	14,259
	Prudential Financial, Inc.	4.750%	6/13/15	7,000	6,454
	St. Paul Travelers Cos., Inc.	5.500%	12/1/15	4,000	3,848
	Travelers Property Casualty Corp.	5.000%	3/15/13	5,000	4,740
	UnitedHealth Group, Inc.	5.000%	8/15/14	12,000	11,316
4	UnumProvident Corp.	6.850%	11/15/15	2,175	2,161
	WellPoint Inc.	6.375%	1/15/12	7,500	7,697
	WellPoint Inc.	6.800%	8/1/12	10,000	10,514
	Willis North America Inc.	5.625%	7/15/15	9,000	8,436
4	Xlliac Global Funding	4.800%	8/10/10	3,300	3,194

Intermediate-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Real Estate Investment Trusts (3.0%)
	Archstone-Smith Operating Trust	5.250%	5/1/15	5,000	4,756
	Archstone-Smith Trust	5.750%	3/15/16	4,000	3,918
	Arden Realty LP	5.200%	9/1/11	1,900	1,866
	Brandywine Operating Partnership	6.000%	4/1/16	5,000	4,902
	Camden Property Trust	5.000%	6/15/15	10,000	9,331
	Colonial Realty LP	5.500%	10/1/15	3,000	2,848
	CPG Partners LP	8.250%	2/1/11	5,000	5,484
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,500	7,312
	EOP Operating LP	8.100%	8/1/10	5,000	5,391
	EOP Operating LP	7.000%	7/15/11	10,000	10,473
	ERP Operating LP	5.125%	3/15/16	11,000	10,295
	Health Care Property Investors, Inc.	6.000%	3/1/15	5,925	5,804
	Health Care REIT, Inc.	8.000%	9/12/12	5,000	5,434
	Health Care REIT, Inc.	5.875%	5/15/15	5,725	5,509
	Hospitality Properties	6.300%	6/15/16	5,000	4,981
	HRPT Properties Trust	6.400%	2/15/15	9,500	9,611
	Irvine Apartment Communities Inc.	7.000%	10/1/07	5,000	5,046
	Kimco Realty Corp.	5.783%	3/15/16	10,000	9,756
	Liberty Property LP	5.125%	3/2/15	5,000	4,671
	ProLogis	5.625%	11/15/15	5,000	4,826
	Regency Centers LP	4.950%	4/15/14	5,000	4,688
	Simon Property Group Inc.	4.875%	3/18/10	10,000	9,754
	Simon Property Group Inc.	4.875%	8/15/10	3,750	3,647
[3,4]	Westfield Capital Corp.	5.449%	11/2/07	8,650	8,663

	Other (0.8%)
	Berkshire Hathaway Finance Corp.	4.750%	5/15/12	25,000	24,111
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	17,100	16,145
					1,770,496
Industrial (31.7%)
	Basic Industry (0.8%)
	Celulosa Arauco Constitution SA	5.125%	7/9/13	9,000	8,460
	Celulosa Arauco Constitution SA	5.625%	4/20/15	3,000	2,850
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	7,000	6,691
	International Steel Group, Inc.	6.500%	4/15/14	2,200	2,084
	Rio Tinto Finance USA Ltd.	2.625%	9/30/08	7,000	6,595
	Southern Copper Corp.	6.375%	7/27/15	550	539
4	UPM-Kymenne Corp.	5.625%	12/1/14	10,000	9,510
	Vale Overseas Ltd.	6.250%	1/11/16	3,500	3,452

	Capital Goods (4.2%)
	Avery Dennison Corp.	4.875%	1/15/13	6,800	6,468
[2,4]	BAE Systems	7.156%	12/15/11	7,357	7,593
	Boeing Capital Corp.	6.100%	3/1/11	5,000	5,113
	Boeing Co.	5.125%	2/15/13	8,000	7,789
	Caterpillar Financial Services Corp.	4.300%	6/1/10	7,000	6,717
	Caterpillar Financial Services Corp.	4.600%	1/15/14	3,000	2,803
	Crane Co.	5.500%	9/15/13	5,000	4,789

Intermediate-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Emerson Electric Co.	7.125%	8/15/10	12,500	13,242
	General Dynamics Corp.	4.250%	5/15/13	16,350	15,116
	John Deere Capital Corp.	7.000%	3/15/12	13,440	14,299
	L-3 Communications Corp.	7.625%	6/15/12	675	683
	L-3 Communications Corp.	6.125%	7/15/13	450	430
	L-3 Communications Corp.	5.875%	1/15/15	1,400	1,309
	Lafarge SA	6.500%	7/15/16	5,000	5,025
	Masco Corp.	5.875%	7/15/12	10,560	10,430
[2,4]	Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	3,295	3,296
	Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	1,978	2,042
	Raytheon Co.	4.850%	1/15/11	13,850	13,443
	Textron Financial Corp.	4.600%	5/3/10	8,000	7,739
	Textron, Inc.	4.500%	8/1/10	7,000	6,715
	Tyco International Group SA	6.375%	10/15/11	10,000	10,320
	Tyco International Group SA	6.000%	11/15/13	11,000	11,095
	United Technologies Corp.	6.350%	3/1/11	30,600	31,608
	Waste Management, Inc.	7.375%	8/1/10	16,370	17,341

	Communication (7.3%)
	America Movil SA de C.V.	5.750%	1/15/15	10,000	9,650
	AT&T Inc.	6.250%	3/15/11	5,000	5,099
	AT&T Inc.	5.100%	9/15/14	10,000	9,372
	British Sky Broadcasting Corp.	6.875%	2/23/09	10,000	10,286
	British Sky Broadcasting Corp.	8.200%	7/15/09	4,125	4,395
	CBS Corp.	6.625%	5/15/11	9,575	9,838
	Clear Channel Communications, Inc.	5.000%	3/15/12	6,000	5,539
	Comcast Corp.	5.500%	3/15/11	7,000	6,934
	Comcast Corp.	5.900%	3/15/16	5,000	4,870
	Comcast Corp.	4.950%	6/15/16	10,000	9,045
	Cox Communications, Inc.	6.750%	3/15/11	10,000	10,276
	Cox Communications, Inc.	4.625%	6/1/13	4,000	3,620
4	Cox Enterprises, Inc.	7.875%	9/15/10	5,000	5,306
	Deutsche Telekom International Finance	8.000%	6/15/10	16,000	17,280
	Embarq Corp.	7.082%	6/1/16	15,100	15,236
	France Telecom	7.750%	3/1/11	25,000	27,117
	IAC/InteractiveCorp	7.000%	1/15/13	9,900	10,006
	News America Inc.	4.750%	3/15/10	9,800	9,531
	Nextel Communications	5.950%	3/15/14	5,000	4,853
	Sprint Capital Corp.	7.625%	1/30/11	17,270	18,484
	Sprint Capital Corp.	8.375%	3/15/12	5,000	5,553
	Telecom Italia Capital	5.250%	11/15/13	15,000	14,097
	Telecom Italia Capital	4.950%	9/30/14	10,000	9,094
	Telecom Italia Capital	5.250%	10/1/15	7,000	6,433
	Telefonica Emisiones SAU	5.984%	6/20/11	5,000	5,031
	Telefonica Emisiones SAU	6.421%	6/20/16	7,000	7,091
	Telefonos de Mexico SA	5.500%	1/27/15	10,000	9,475
	Telstra Corp. Ltd.	6.375%	4/1/12	15,000	15,392
	Univision Communications, Inc.	3.875%	10/15/08	7,000	6,631
	Verizon Communications Corp.	5.550%	2/15/16	5,000	4,765
	Verizon Global Funding Corp.	6.875%	6/15/12	16,000	16,689

Intermediate-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Verizon Global Funding Corp.	7.375%	9/1/12	20,000	21,338
	Vodafone AirTouch PLC	7.750%	2/15/10	5,820	6,188
	Vodafone Group PLC	5.000%	9/15/15	10,000	9,159
	Washington Post Co.	5.500%	2/15/09	24,350	24,334

	Consumer Cyclical (5.1%)
4	American Honda Finance	5.125%	12/15/10	17,000	16,726
	Centex Corp.	7.875%	2/1/11	4,160	4,411
[2,4]	CVS Corp.	6.117%	1/10/13	7,389	7,430
	DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	7,000	6,797
	DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	600	622
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	3,300	3,181
	GSC Holdings Corp.	8.000%	10/1/12	2,475	2,509
4	Harley-Davidson Inc.	5.000%	12/15/10	2,600	2,549
	Harrah’s Entertainment Inc.	7.875%	3/15/10	1,575	1,630
	Harrah’s Operating Co., Inc.	5.750%	10/1/17	15,000	13,735
	Home Depot Inc.	5.400%	3/1/16	12,875	12,517
	International Speedway Corp.	4.200%	4/15/09	3,815	3,676
	International Speedway Corp.	5.400%	4/15/14	7,000	6,739
	Johnson Controls, Inc.	5.250%	1/15/11	3,000	2,940
	K. Hovnanian Enterprises	6.250%	1/15/16	4,260	3,658
	KB Home	6.375%	8/15/11	2,250	2,129
	KB Home	7.250%	6/15/18	600	549
	Lowe’s Cos., Inc.	5.000%	10/15/15	7,000	6,647
	May Department Stores Co.	5.750%	7/15/14	5,000	4,903
	MDC Holdings Inc.	7.000%	12/1/12	1,615	1,614
	MGM Mirage, Inc.	8.500%	9/15/10	1,400	1,465
4	MGM Mirage, Inc.	6.750%	4/1/13	1,075	1,032
	MGM Mirage, Inc.	5.875%	2/27/14	1,000	910
4	Nissan Motor Acceptance Corp.	4.625%	3/8/10	11,570	11,190
	Pulte Homes, Inc.	5.200%	2/15/15	5,000	4,491
	Royal Caribbean Cruises	6.750%	3/15/08	1,530	1,540
	Royal Caribbean Cruises	7.000%	6/15/13	3,250	3,243
	Royal Caribbean Cruises	6.875%	12/1/13	680	669
	Ryland Group, Inc.	5.375%	1/15/15	10,000	8,823
	Staples Inc.	7.375%	10/1/12	13,360	14,433
	Target Corp.	5.375%	6/15/09	23,100	23,121
4	Technical Olympic USA, Inc.	8.250%	4/1/11	1,520	1,395
	Tenneco Automotive Inc.	8.625%	11/15/14	1,100	1,089
	The Walt Disney Co.	6.200%	6/20/14	10,000	10,255
	Toll Corp.	8.250%	2/1/11	695	714
	Toyota Motor Credit Corp.	4.350%	12/15/10	20,000	19,166
4	Viacom Inc.	5.750%	4/30/11	2,100	2,069
	Wal-Mart Stores, Inc.	4.125%	2/15/11	34,000	32,271
	WCI Communities Inc.	9.125%	5/1/12	2,700	2,416
	Yum! Brands, Inc.	7.700%	7/1/12	7,000	7,605

	Consumer Noncyclical (8.7%)
4	Allergan Inc.	5.750%	4/1/16	10,000	9,860
	Altria Group, Inc.	5.625%	11/4/08	2,475	2,479

Intermediate-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Altria Group, Inc.	7.000%	11/4/13	5,000	5,368
	AmerisourceBergen Corp.	5.625%	9/15/12	2,800	2,690
	AmerisourceBergen Corp.	5.875%	9/15/15	3,000	2,864
	Amgen Inc.	4.850%	11/18/14	10,000	9,417
	Anheuser-Busch Cos., Inc.	7.500%	3/15/12	5,000	5,454
	Archer-Daniels-Midland Co.	5.870%	11/15/10	10,000	10,129
	Baxter Finco, BV	4.750%	10/15/10	16,860	16,296
	Beckman Coulter Inc.	6.875%	11/15/11	9,000	9,386
	Becton, Dickinson & Co.	4.550%	4/15/13	8,000	7,505
	Biovail Corp.	7.875%	4/1/10	1,390	1,404
	Boston Scientific	5.125%	1/12/17	15,000	13,223
	Bottling Group LLC	5.500%	4/1/16	7,000	6,845
	Bunge Ltd. Finance Corp.	5.875%	5/15/13	2,000	1,963
4	Cadbury Schweppes US Finance	5.125%	10/1/13	4,000	3,782
	Campbell Soup Co.	4.875%	10/1/13	10,000	9,485
4	Cargill Inc.	6.300%	4/15/09	8,750	8,921
4	Cargill Inc.	4.375%	6/1/13	8,600	7,911
	Clorox Co.	5.000%	1/15/15	8,000	7,566
	Coca-Cola Bottling Co.	5.000%	11/15/12	7,000	6,686
	Colgate-Palmolive Co.	5.980%	4/25/12	14,300	14,673
	ConAgra Foods, Inc.	6.750%	9/15/11	6,837	7,101
	Delhaize America Inc.	8.125%	4/15/11	3,125	3,323
	Estee Lauder Cos. Inc.	6.000%	1/15/12	6,800	6,921
	Fortune Brands Inc.	5.375%	1/15/16	10,000	9,307
4	Fosters Finance Corp.	4.875%	10/1/14	4,000	3,685
	Genentech Inc.	4.750%	7/15/15	16,150	15,009
	General Mills, Inc.	6.000%	2/15/12	6,429	6,495
4	Health Care Services Corp.	7.750%	6/15/11	20,000	21,557
	Health Management Associates Inc.	6.125%	4/15/16	5,400	4,967
	Hershey Foods Corp.	4.850%	8/15/15	5,000	4,706
	Hormel Foods Corp.	6.625%	6/1/11	16,085	16,783
	Hospira, Inc.	5.900%	6/15/14	8,000	7,905
	Kellogg Co.	6.600%	4/1/11	13,500	14,032
	Kimberly-Clark Corp.	4.875%	8/15/15	6,000	5,690
	Kroger Co.	6.200%	6/15/12	9,300	9,388
	Land O’Lakes Inc.	9.000%	12/15/10	410	430
	Manor Care Inc.	6.250%	5/1/13	4,000	3,935
	Medtronic Inc.	4.750%	9/15/15	20,000	18,499
	Nabisco Inc.	7.550%	6/15/15	25,000	27,720
	PepsiAmericas Inc.	4.500%	3/15/13	6,000	5,563
	Quest Diagnostics, Inc.	5.450%	11/1/15	10,000	9,578
4	Reynolds American Inc.	7.625%	6/1/16	875	888
4	SABMiller PLC	6.200%	7/1/11	13,000	13,239
	Safeway, Inc.	4.950%	8/16/10	5,495	5,299
	Schering-Plough Corp.	5.550%	12/1/13	5,000	4,899
	Teva Pharmaceutical Finance LLC	5.550%	2/1/16	7,000	6,609
	Wm. Wrigley Jr. Co.	4.650%	7/15/15	5,700	5,288
	Wyeth	6.950%	3/15/11	10,000	10,507
	Wyeth	5.500%	3/15/13	5,000	4,907
	Wyeth	5.500%	2/15/16	10,000	9,703

Intermediate-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Energy (1.6%)
	Anadarko Finance Co.	6.750%	5/1/11	1,750	1,820
	Chesapeake Energy Corp.	7.625%	7/15/13	1,075	1,094
	Devon Financing Corp.	6.875%	9/30/11	5,250	5,518
	Diamond Offshore Drilling	5.150%	9/1/14	6,680	6,332
4	GS-Caltex Oil Corp.	5.500%	10/15/15	6,000	5,712
4	LG Caltex Oil Corp.	5.500%	8/25/14	4,000	3,839
	Noble Corp.	5.875%	6/1/13	8,000	7,987
[2,4,6] Oil Enterprises Ltd.		6.239%	6/30/08	1,941	1,959
	Petrobras International Finance	7.750%	9/15/14	400	431
[2,4]	PF Export Receivables Master Trust	3.748%	6/1/13	2,595	2,433
[2,4]	PF Export Receivables Master Trust	6.436%	6/1/15	4,691	4,616
[2,4]	Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/09	6,761	6,454
[2,4]	Ras Laffan Liquified Natural Gas Co.	5.298%	9/30/20	15,020	14,116
4	Statoil	5.125%	4/30/14	10,000	9,630
	XTO Energy, Inc.	6.250%	4/15/13	5,000	5,048

	Technology (0.6%)
	Affiliated Computer Services	5.200%	6/1/15	7,000	6,142
	Oracle Corp.	5.250%	1/15/16	13,000	12,339
	Pitney Bowes, Inc.	5.000%	3/15/15	10,000	9,455
	Pitney Bowes, Inc.	4.750%	1/15/16	5,000	4,601

	Transportation (2.1%)
2	Burlington Northern Railroad Co. Equipment Trust	7.330%	6/23/10	1,616	1,668
	Canadian National Railway Co.	5.800%	6/1/16	4,000	4,029
	Continental Airlines, Inc.	6.563%	2/15/12	3,000	3,068
2	Continental Airlines, Inc.	6.648%	9/15/17	1,204	1,195
2	Continental Airlines, Inc.	9.798%	4/1/21	2,427	2,530
4	ERAC USA Finance Co.	7.950%	12/15/09	10,000	10,655
4	ERAC USA Finance Co.	8.000%	1/15/11	5,740	6,214
	FedEx Corp.	3.500%	4/1/09	2,700	2,566
	Greenbrier Co. Inc.	8.375%	5/15/15	2,540	2,572
[2,3]	JetBlue Airways Corp.	9.579%	3/15/08	1,061	1,069
[2,3]	JetBlue Airways Corp.	8.270%	11/15/08	1,140	1,134
[2,3]	JetBlue Airways Corp.	5.704%	12/15/13	5,203	5,229
3	JetBlue Airways Corp.	5.749%	3/15/14	7,150	7,133
3	JetBlue Airways Corp.	5.620%	11/15/16	4,765	4,762
	Norfolk Southern Corp.	8.625%	5/15/10	10,000	11,029
4	Quantas Airways	6.050%	4/15/16	11,000	10,730
	Southwest Airlines Co.	5.250%	10/1/14	3,625	3,440
	Southwest Airlines Co.	5.125%	3/1/17	7,400	6,788
	TFM SA de CV	12.500%	6/15/12	1,840	1,969
	Union Pacific Corp.	6.650%	1/15/11	8,223	8,554
4	Union Pacific Corp.	5.214%	9/30/14	6,000	5,740

	Other (1.3%)
	Black & Decker Corp.	7.125%	6/1/11	8,550	8,982
	Briggs & Stratton Corp.	8.875%	3/15/11	4,150	4,472
	Cintas Corp.	6.000%	6/1/12	5,000	5,078

Intermediate-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Eaton Corp.	5.750%	7/15/12	10,000	10,034
[2,4]	Parker Retirement Savings Plan Trust	6.340%	7/15/08	1,110	1,116
	Parker-Hannifin Corp.	4.875%	2/15/13	6,100	5,815
4	Targeted Return Index Securities Trust 10-2002	6.962%	1/15/12	17,100	18,085
4	Targeted Return Index Securities Trust 5-2002	5.940%	1/25/07	5,936	5,999
	Thermo Electron Corp.	5.000%	6/1/15	4,700	4,284
					1,559,757
Utilities (7.2%)
	Electric (5.6%)
3	Alabama Power Co.	5.400%	8/25/09	5,000	5,017
	Baltimore Gas & Electric Co.	6.700%	12/1/06	9,000	9,034
	Carolina Power & Light Co.	5.150%	4/1/15	12,000	11,441
	CMS Energy Corp.	6.300%	2/1/12	2,675	2,565
	Columbus Southern Power	5.500%	3/1/13	10,000	9,815
	Dominion Resources, Inc.	5.000%	3/15/13	9,000	8,518
	Entergy Gulf States, Inc.	3.600%	6/1/08	4,100	3,941
	Entergy Gulf States, Inc.	5.250%	8/1/15	10,000	9,196
	FirstEnergy Corp.	6.450%	11/15/11	1,120	1,149
	FPL Group Capital, Inc.	7.375%	6/1/09	10,000	10,477
	Georgia Power Capital Trust	4.875%	11/1/42	5,000	4,934
[2,4]	GWF Energy LLC	6.131%	12/30/11	2,884	2,906
4	Korea East-West Power Co.	4.875%	4/21/11	5,000	4,818
4	Korea East-West Power Co.	5.250%	11/15/12	5,000	4,840
	MidAmerican Energy Co.	5.125%	1/15/13	9,000	8,751
	National Grid PLC	6.300%	8/1/16	7,000	7,056
	NiSource Finance Corp.	7.875%	11/15/10	5,594	6,003
	Northeast Utilities	7.250%	4/1/12	4,620	4,895
	Nstar	8.000%	2/15/10	20,000	21,468
	Ohio Edison	4.000%	5/1/08	5,000	4,862
	Ohio Power Co.	4.850%	1/15/14	5,000	4,684
	Ohio Power Co.	6.000%	6/1/16	4,000	4,011
	Pacific Gas & Electric Co.	4.200%	3/1/11	5,000	4,722
	Pacific Gas & Electric Co.	4.800%	3/1/14	5,000	4,708
[4,7]	PacifiCorp Australia LLC	6.150%	1/15/08	14,000	14,122
	PECO Energy Co.	5.950%	11/1/11	15,000	15,259
	PECO Energy Co.	4.750%	10/1/12	4,500	4,271
3	Pepco Holdings, Inc.	5.856%	6/1/10	3,075	3,066
	Potomac Electric Power	4.950%	11/15/13	5,465	5,163
	PPL Electric Utilities Corp.	6.250%	8/15/09	10,000	10,180
	Public Service Co. of Colorado	5.500%	4/1/14	7,000	6,904
	Public Service Co. of New Mexico	4.400%	9/15/08	1,600	1,558
4	Sierra Pacific Power Co.	6.000%	5/15/16	5,000	4,825
	Southern California Edison Co.	7.625%	1/15/10	20,000	21,161
4	SP PowerAssets Ltd.	5.000%	10/22/13	15,000	14,357
	Texas—New Mexico Power Co.	6.125%	6/1/08	4,475	4,470
4	United Electric Distribution	4.700%	4/15/11	10,000	9,606

Intermediate-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Natural Gas (1.6%)
	AGL Capital Corp.	7.125%	1/14/11	10,000	10,523
	Atmos Energy Corp.	4.950%	10/15/14	6,420	5,952
	Boardwalk Pipelines LLC	5.500%	2/1/17	2,900	2,736
	Enbridge Energy Partners	4.750%	6/1/13	10,000	9,128
	Enterprise Products Operating LP	4.000%	10/15/07	2,750	2,697
	Enterprise Products Operating LP	8.375%	8/1/66	2,575	2,637
4	Florida Gas Transmission	7.625%	12/1/10	5,000	5,332
4	Gulfstream Natural Gas Systems	5.560%	11/1/15	8,500	8,300
	KeySpan Gas East Corp.	7.875%	2/1/10	10,000	10,688
	Plains All American Pipeline LP	4.750%	8/15/09	2,850	2,765
	San Diego Gas & Electric	5.300%	11/15/15	10,000	9,650
	Southern California Gas Co.	4.375%	1/15/11	5,000	4,782
*[4]	Yosemite Security Trust	8.250%	11/15/04	2,500	1,538
					351,481
Total Corporate Bonds (Cost $4,166,934)					4,069,661
Sovereign Bonds (U.S. Dollar-Denominated) (2.1%)
	China Development Bank	5.000%	10/15/15	1,500	1,418
	Corp. Andina de Fomento	6.875%	3/15/12	4,225	4,447
	Corp. Andina de Fomento	5.200%	5/21/13	5,000	4,805
4	Export-Import Bank of Korea	4.125%	2/10/09	4,800	4,640
	Financement Quebec	5.000%	10/25/12	10,000	9,805
	Korea Development Bank	4.750%	7/20/09	15,950	15,619
4	Korea Highway Corp.	4.875%	4/7/14	5,000	4,692
2	Pemex Finance Ltd.	9.690%	8/15/09	9,750	10,304
	Pemex Project Funding Master Trust	5.750%	12/15/15	8,650	8,239
[2,4]	Petroleum Export/Cayman	5.265%	6/15/11	6,002	5,787
4	Petroliam Nasional Bhd.	7.750%	8/15/15	10,000	11,325
4	Petronas Capital Ltd.	7.000%	5/22/12	5,000	5,303
	Republic of Korea	4.250%	6/1/13	9,325	8,563
	Republic of Panama	7.250%	3/15/15	10,000	10,325
Total Sovereign Bonds (Cost $105,402)					105,272

				Shares
Preferred Stocks (0.5%)
	Federal Home Loan Mortgage Corp.	6.000%		41,600	2,119
3	Goldman Sachs Group, Inc.	5.878%		582,000	14,806
	Public Storage, Inc.	6.600%		75,850	1,792
	Southern California Edison Co.	6.125%		21,000	2,055
	Sovereign Bancorp	7.300%		86,000	2,223
Total Preferred Stocks (Cost $23,067)					22,995

Intermediate-Term Investment-Grade Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.9%)
8 Vanguard Market Liquidity Fund, 5.276% (Cost $46,410)	46,410,177	46,410
Total Investments (98.9%) (Cost $4,972,858)		4,862,889
Other Assets and Liabilities (1.1%)
Other Assets—Note B		81,829
Liabilities		(29,296)
		52,533
Net Assets (100%)		4,915,422

At July 31, 2006, net assets consisted of:[9]
Amount
($000)
Paid-in Capital	5,076,482
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(49,580)
Unrealized Appreciation (Depreciation)
Investment Securities	(109,969)
Futures Contracts	3,057
Swap Contracts	(4,568)
Net Assets	4,915,422

Investor Shares—Net Assets
Applicable to 248,422,346 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,363,689
Net Asset Value Per Share—Investor Shares	$9.51

Admiral Shares—Net Assets
Applicable to 268,185,523 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,551,733
Net Asset Value Per Share—Admiral Shares	$9.51

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security—security in default.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

3 Adjustable-rate note.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the aggregate value of these securities was $513,899,000, representing 10.5% of net assets.

5 Securities with a value of $4,894,000 have been segregated as initial margin for open futures contracts.

6 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

7 Scheduled principal and interest payments are guaranteed by American Municipal Bond Assurance Corporation.

8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

9 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2006
($000)
Investment Income
Income
Dividends	358
Interest[1]	129,378
Security Lending	5
Total Income	129,741
Expenses
The Vanguard Group—Note B
Investment Advisory Services	211
Management and Administrative
Investor Shares	2,091
Admiral Shares	942
Marketing and Distribution
Investor Shares	259
Admiral Shares	226
Custodian Fees	31
Shareholders’ Reports
Investor Shares	47
Admiral Shares	5
Trustees’ Fees and Expenses	3
Total Expenses	3,815
Expenses Paid Indirectly—Note C	(28)
Net Expenses	3,787
Net Investment Income	125,954
Realized Net Gain (Loss)
Investment Securities Sold	(33,334)
Futures Contracts	(2,566)
Swap Contracts	(858)
Realized Net Gain (Loss)	(36,758)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(77,041)
Futures Contracts	3,436
Swap Contracts	(1,664)
Change in Unrealized Appreciation (Depreciation)	(75,269)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,927

1 Interest income from an affiliated company of the fund was $1,336,000.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	Jan. 31,
	2006	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	125,954	233,183
Realized Net Gain (Loss)	(36,758)	(538)
Change in Unrealized Appreciation (Depreciation)	(75,269)	(166,930)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,927	65,715
Distributions
Net Investment Income
Investor Shares	(60,004)	(133,104)
Admiral Shares	(65,742)	(100,051)
Realized Capital Gain[1]
Investor Shares	—	(5,850)
Admiral Shares	—	(2,781)
Total Distributions	(125,746)	(241,786)
Capital Share Transactions—Note F
Investor Shares	(29,263)	(672,031)
Admiral Shares	59,460	1,097,532
Net Increase (Decrease) from Capital Share Transactions	30,197	425,501
Total Increase (Decrease)	(81,622)	249,430
Net Assets
Beginning of Period	4,997,044	4,747,614
End of Period	4,915,422	4,997,044

1 Includes fiscal 2006 short-term gain distributions totaling $3,357,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.73	$10.08	$10.19	$10.06	$9.76	$9.62
Investment Operations
Net Investment Income	.240	.466	.474	.503	.579	.630
Net Realized and Unrealized Gain (Loss)
on Investments	(.220)	(.332)	(.055)	.224	.300	.142
Total from Investment Operations	.020	.134	.419	.727	.879	.772
Distributions
Dividends from Net Investment Income	(.240)	(.466)	(.474)	(.518)	(.579)	(.630)
Distributions from Realized Capital Gains	—	(.018)	(.055)	(.079)	—	(.002)
Total Distributions	(.240)	(.484)	(.529)	(.597)	(.579)	(.632)
Net Asset Value, End of Period	$9.51	$9.73	$10.08	$10.19	$10.06	$9.76

Total Return	0.23%	1.36%	4.24%	7.38%	9.30%	8.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,364	$2,447	$3,219	$2,813	$2,500	$2,075
Ratio of Total Expenses to
Average Net Assets	0.21%[1]	0.21%	0.20%	0.20%	0.20%	0.21%
Ratio of Net Investment Income to
Average Net Assets	5.09%[1]	4.71%	4.70%	4.90%	5.87%	6.99%
Portfolio Turnover Rate	52%[1]	51%	40%	55%	84%	118%

1 Annualized.

Intermediate-Term Investment-Grade Fund

Admiral Shares
	Six Months					Feb. 12,
	Ended					2001[1] to
For a Share Outstanding	July 31,	Year Ended January 31,				Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.73	$10.08	$10.19	$10.06	$9.76	$9.60
Investment Operations
Net Investment Income	.245	.477	.484	.512	.585	.616
Net Realized and Unrealized Gain (Loss)
on Investments	(.220)	(.332)	(.055)	.224	.300	.162
Total from Investment Operations	.025	.145	.429	.736	.885	.778
Distributions
Dividends from Net Investment Income	(.245)	(.477)	(.484)	(.527)	(.585)	(.616)
Distributions from Realized Capital Gains	—	(.018)	(.055)	(.079)	—	(.002)
Total Distributions	(.245)	(.495)	(.539)	(.606)	(.585)	(.618)
Net Asset Value, End of Period	$9.51	$9.73	$10.08	$10.19	$10.06	$9.76

Total Return	0.28%	1.47%	4.34%	7.48%	9.37%	8.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,552	$2,550	$1,528	$1,318	$1,044	$731
Ratio of Total Expenses to
Average Net Assets	0.10%[2]	0.10%	0.10%	0.11%	0.14%	0.13%[2]
Ratio of Net Investment Income to
Average Net Assets	5.20%[2]	4.82%	4.80%	4.99%	5.91%	6.47%[2]
Portfolio Turnover Rate	52%[2]	51%	40%	55%	84%	118%

1 Inception.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use U.S. Treasury Bond and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the fund receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

Intermediate-Term Investment-Grade Fund

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Intermediate-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $530,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new-issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $3,000 and custodian fees by $25,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $208,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At July 31, 2006, the fund had $1,213,000 of net swap losses available to reduce ordinary income dividends to shareholders.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2006, the fund had available realized losses of $10,880,000 to offset future net capital gains through January 31, 2014. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Intermediate-Term Investment-Grade Fund

At July 31, 2006, net unrealized depreciation of investment securities for tax purposes was $112,445,000, consisting of unrealized gains of $46,077,000 on securities that had risen in value since their purchase and $158,522,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
5-Year Treasury Note	1,279	133,296	1,071
10-Year Treasury Note	1,238	131,266	1,986

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2006, the fund had the following open swap contracts:

Credit Default Swaps					Unrealized
			Notional		Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Received	($000)
Fifth Third Bancorp	4/2/07	DBS	9,468	0.450%	14

Interest Rate Swaps			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)[2]	($000)
4/2/07	DBS	9,468	3.085%	(5.480%)	(153)
5/25/09	LEH	10,000	3.175%	(5.210%)	(570)
5/8/10	LEH	9,000	3.758%	(5.160%)	(504)
					(1,227)

Intermediate-Term Investment-Grade Fund

Total Return Swaps					Unrealized
			Notional	Floating	Appreciation
	Termination		Amount	Interest Rate	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Paid[3]	($000)
Lehman AAA Commercial
Mortgage-Backed Securities Index	8/31/06	UBS	100,000	5.246%	(2,982)
Lehman AAA Commercial
Mortgage-Backed Securities Index	10/31/06	LEH	55,000	5.296%	(570)
Lehman AAA Commercial
Mortgage-Backed Securities Index	12/31/06	LEH	32,000	5.346%	132
Lehman AAA Commercial
Mortgage-Backed Securities Index	2/28/07	BA	54,000	5.391%	65
					(3,355)

E. During the six months ended July 31, 2006, the fund purchased $698,133,000 of investment securities and sold $770,197,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $508,674,000 and $481,571,000, respectively.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2006		January 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	258,102	27,023	795,194	80,285
Issued in Lieu of Cash Distributions	47,921	5,032	110,043	11,127
Redeemed	(335,286)	(35,144)	(1,577,268)	(159,112)
Net Increase (Decrease)—Investor Shares	(29,263)	(3,089)	(672,031)	(67,700)
Admiral Shares
Issued	350,388	36,726	1,445,117	145,765
Issued in Lieu of Cash Distributions	48,935	5,139	75,782	7,683
Redeemed	(339,863)	(35,763)	(423,367)	(42,926)
Net Increase (Decrease)—Admiral Shares	59,460	6,102	1,097,532	110,522

1 BA—Bank of America.

DBS—Deutsche Bank Securities.

LEH—Lehman Brothers Special Financing Inc.

UBS—UBS Warburg LLC.

2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on one-month London InterBank Offered Rate (LIBOR).

Long-Term Investment-Grade Fund

Fund Profile

As of July 31, 2006

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	249	473	6,837
Yield		—	—
Investor Shares	6.1%
Admiral Shares	6.2%
Yield to Maturity	6.2%[3]	6.3%	5.6%
Average Coupon	6.7%	6.5%	5.3%
Average Effective Maturity	21.7 years	23.7 years	7.1 years
Average Quality[4]	A1	Aa3	Aa1
Average Duration	11.2 years	11.0 years	4.7 years
Expense Ratio		—	—
Investor Shares	0.25%[5]
Admiral Shares	0.12%[5]
Short-Term Reserves	0%	—	—

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	0%
Finance	30
Foreign	4
Government Mortgage-Backed	0
Industrial	47
Treasury/Agency	6
Utilities	8
Other	5

Volatility Measures
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.92
Beta	0.98	2.14

Distribution by Credit Quality[4] (% of portfolio)

Aaa	13%
Aa	25
A	48
Baa	12
Not Rated	2

Distribution by Maturity (% of portfolio)

Under 1 Year	0%
1–5 Years	0
5–10 Years	4
10–20 Years	26
20–30 Years	69
Over 30 Years	1

Investment Focus

1 Lehman Long Credit A or Better Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 Annualized.

6 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 109.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1996–July 31, 2006
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	–6.0%	6.9%	0.9%	0.7%
1998	7.9	7.6	15.5	15.3
1999	2.9	6.6	9.5	10.3
2000	–13.3	5.9	–7.4	–8.3
2001	6.8	7.7	14.5	15.8
2002	1.5	6.8	8.3	9.1
2003	5.0	6.8	11.8	12.7
2004	2.2	5.9	8.1	7.7
2005	3.8	6.0	9.8	10.0
2006	–4.0	5.3	1.3	1.3
2007[2]	–5.2	2.7	–2.5	–2.4

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	7/9/1973	–7.70%	6.61%	0.56%	6.47%	7.03%
Admiral Shares	2/12/2001	–7.57	6.72	0.32[3]	6.13[3]	6.45[3]

1 Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better Index thereafter.

2 Six months ended July 31, 2006.

3 Return since inception.

Note: See Financial Highlights tables on pages 81 and 82 for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.7%)
Agency Bonds and Notes (5.7%)
1	Federal Home Loan Bank	5.500%	7/15/36	60,000	59,802
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	95,400	105,189
1	Federal National Mortgage Assn.	6.625%	11/15/30	83,925	96,208
1	Financing Corp.	10.700%	10/6/17	2,255	3,207
1	Financing Corp.	9.800%	11/30/17	15,900	21,618
1	Financing Corp.	9.800%	4/6/18	5,960	8,132
1	Financing Corp.	9.650%	11/2/18	3,350	4,543
1	Financing Corp.	8.600%	9/26/19	11,210	14,417
					313,116
Conventional Mortgage-Backed Securities (0.0%)
[1,2]	Federal National Mortgage Assn.	15.500%	10/1/12	1	2
Total U.S. Government and Agency Obligations (Cost $331,311)					313,118
Corporate Bonds (84.2%)
Finance (30.0%)
	Banking (15.0%)
	Abbey National PLC	7.950%	10/26/29	15,000	18,126
	Associates Corp. of North America	6.950%	11/1/18	5,000	5,466
	BB&T Corp.	5.200%	12/23/15	15,000	14,374
	BB&T Corp.	4.900%	6/30/17	6,175	5,678
	BB&T Corp.	5.250%	11/1/19	33,100	30,990
	Banc One Corp.	7.750%	7/15/25	25,000	28,891
	Banc One Corp.	7.625%	10/15/26	10,000	11,478
	Banc One Corp.	8.000%	4/29/27	15,000	17,970
	Bank of New York Co., Inc.	5.500%	12/1/17	10,300	9,969
	Citigroup, Inc.	6.625%	1/15/28	25,000	26,164
	Citigroup, Inc.	6.625%	6/15/32	38,000	40,023
	Citigroup, Inc.	6.000%	10/31/33	22,900	22,304
	Citigroup, Inc.	5.850%	12/11/34	11,500	11,101
	Comerica Bank	5.200%	8/22/17	30,000	27,916
3	Commonwealth Bank of Australia	4.650%	6/15/18	8,810	7,885
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	11,750	11,045
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	28,000	30,939
	Deutsche Bank Financial LLC	5.375%	3/2/15	13,500	13,079

Long-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Fifth Third Bank	4.500%	6/1/18	8,400	7,355
3	HBOS Treasury Services PLC	6.000%	11/1/33	46,500	45,530
	HSBC Bank USA	5.875%	11/1/34	45,700	42,872
	HSBC Bank USA	5.625%	8/15/35	28,000	25,295
	HSBC Holdings PLC	7.625%	5/17/32	21,200	24,431
	HSBC Holdings PLC	6.500%	5/2/36	3,700	3,764
3	ING Bank NV	5.125%	5/1/15	32,600	31,252
	JPMorgan Chase & Co.	5.250%	5/1/15	37,500	35,821
	Mellon Funding Corp.	5.500%	11/15/18	8,800	8,538
	National City Corp.	6.875%	5/15/19	15,000	16,101
	NationsBank Corp.	7.750%	8/15/15	10,000	11,347
	NationsBank Corp.	7.250%	10/15/25	5,000	5,525
	NationsBank Corp.	6.800%	3/15/28	35,000	37,141
	PNC Bank NA	5.250%	1/15/17	11,500	10,913
	PNC Bank NA	4.875%	9/21/17	22,000	20,141
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	26,125	23,610
	SunTrust Banks, Inc.	5.450%	12/1/17	21,000	20,206
	SunTrust Banks, Inc.	5.400%	4/1/20	10,000	9,444
	US Bank NA	4.800%	4/15/15	11,500	10,728
	Wachovia Corp.	6.605%	10/1/25	30,000	30,777
	Washington Mutual, Inc.	5.250%	9/15/17	43,000	40,007
	Wells Fargo & Co.	5.375%	2/7/35	30,000	27,347

	Brokerage (1.5%)
	Bear Stearns Co., Inc.	4.650%	7/2/18	10,000	8,861
	Goldman Sachs Group, Inc.	6.125%	2/15/33	35,725	34,441
	Merrill Lynch & Co., Inc.	6.875%	11/15/18	16,000	17,085
	Morgan Stanley Dean Witter	7.250%	4/1/32	20,000	22,104

	Finance Companies (2.3%)
	CIT Group, Inc.	6.000%	4/1/36	22,500	21,087
	General Electric Capital Corp.	6.750%	3/15/32	95,975	104,684

	Insurance (10.8%)
	ACE INA Holdings, Inc.	6.700%	5/15/36	20,000	19,799
	AXA Financial, Inc.	7.000%	4/1/28	34,910	37,265
	Allstate Corp.	6.750%	5/15/18	20,000	21,111
	Allstate Corp.	6.125%	12/15/32	4,875	4,742
	Allstate Corp.	5.550%	5/9/35	20,000	17,924
	Allstate Corp.	5.950%	4/1/36	10,000	9,470
	Ambac, Inc.	7.500%	5/1/23	20,000	22,374
	Ambac, Inc.	5.950%	12/5/35	15,000	14,208
	American General Corp.	6.625%	2/15/29	33,000	34,126
3	American International Group, Inc.	6.250%	5/1/36	10,000	9,908
	American Re Corp.	7.450%	12/15/26	10,000	10,564
	Chubb Corp.	6.800%	11/15/31	4,000	4,215
	Cincinnati Financial Corp.	6.920%	5/15/28	10,000	10,547
	Hartford Life, Inc.	7.375%	3/1/31	47,500	53,979
3	John Hancock Mutual Life Insurance Co.	7.375%	2/15/24	30,000	33,229

Long-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	28,335	32,192
	Lincoln National Corp.	6.150%	4/7/36	13,900	13,460
	MBIA, Inc.	7.000%	12/15/25	7,550	7,972
	MBIA, Inc.	7.150%	7/15/27	5,000	5,430
[2,3]	Massachusetts Mutual Life	7.625%	11/15/23	15,970	18,645
[2,3]	Massachusetts Mutual Life	7.500%	3/1/24	8,710	10,067
	MetLife, Inc.	6.375%	6/15/34	15,000	15,110
	MetLife, Inc.	5.700%	6/15/35	10,000	9,208
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	40,424
3	New York Life Insurance	5.875%	5/15/33	57,775	55,856
	Prudential Financial, Inc.	5.750%	7/15/33	23,000	21,318
	Prudential Financial, Inc.	5.400%	6/13/35	10,000	8,787
	Travelers Property Casualty Corp.	7.750%	4/15/26	25,000	28,057
	UnitedHealth Group, Inc.	5.800%	3/15/36	12,000	11,156
	XL Capital Ltd.	6.375%	11/15/24	11,500	11,075

	Real Estate Investment Trusts (0.4%)
	EOP Operating LP	7.500%	4/19/29	5,675	6,097
	EOP Operating LP	7.875%	7/15/31	4,325	4,852
	Spieker Properties Corp. LP	7.500%	10/1/27	8,112	8,594
					1,641,566
Industrial (46.3%)
	Basic Industry (4.2%)
	Aluminum Co. of America	6.750%	1/15/28	45,000	48,370
	Dow Chemical Co.	7.375%	11/1/29	40,000	44,898
	E.I. du Pont de Nemours & Co.	6.500%	1/15/28	42,100	43,901
	International Paper Co.	6.875%	11/1/23	10,000	9,896
	Monsanto Co.	5.500%	7/30/35	15,000	13,269
	Morton International, Inc.	9.250%	6/1/20	10,000	13,077
	PPG Industries, Inc.	9.000%	5/1/21	9,750	12,100
	Rohm & Haas Co.	7.850%	7/15/29	25,000	29,504
	Weyerhaeuser Co.	7.375%	3/15/32	15,000	15,522

	Capital Goods (5.1%)
	Boeing Co.	6.625%	2/15/38	13,000	14,167
	Boeing Co.	7.875%	4/15/43	8,000	10,030
	Caterpillar, Inc.	6.625%	7/15/28	39,000	42,010
	Caterpillar, Inc.	7.300%	5/1/31	5,000	5,848
	Deere & Co.	7.125%	3/3/31	18,680	21,341
	Goodrich Corp.	6.800%	2/1/18	5,115	5,262
	Goodrich Corp.	7.100%	11/15/27	5,025	5,263
3	Hutchison Whampoa International Ltd.	7.450%	11/24/33	40,000	43,159
	Lockheed Martin Corp.	7.650%	5/1/16	15,000	17,004
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	35,000	36,800
	PACTIV Corp.	8.125%	6/15/17	20,000	22,121
	Tyco International Group SA	6.875%	1/15/29	14,500	15,479
	United Technologies Corp.	8.875%	11/15/19	15,000	19,017
	United Technologies Corp.	6.700%	8/1/28	5,000	5,413
	United Technologies Corp.	7.500%	9/15/29	15,000	17,649

Long-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Communication (12.5%)
	AT&T Corp.	6.800%	5/15/36	10,000	10,078
	Bell Telephone Co. of Pennsylvania	8.350%	12/15/30	6,260	6,920
	BellSouth Corp.	6.875%	10/15/31	40,000	40,170
	BellSouth Corp.	6.000%	11/15/34	49,000	44,450
	CBS Corp.	7.625%	1/15/16	5,400	5,776
	CBS Corp.	7.875%	7/30/30	40,000	42,313
	Comcast Corp.	6.500%	1/15/15	15,000	15,221
	Comcast Corp.	5.650%	6/15/35	30,500	26,264
	Deutsche Telekom International Finance	8.250%	6/15/30	79,000	92,545
	France Telecom	8.500%	3/1/31	63,175	78,045
	GTE Corp.	6.940%	4/15/28	20,000	19,868
	Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	35,000	36,013
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	26,761
	New Cingular Wireless Services	8.750%	3/1/31	52,725	65,598
	New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	27,421
	News America Inc.	6.200%	12/15/34	11,750	10,788
	News America Inc.	6.400%	12/15/35	14,000	13,109
	Pacific Bell	7.125%	3/15/26	15,000	15,895
	Sprint Capital Corp.	8.750%	3/15/32	19,825	24,070
	Telecom Italia Capital	6.000%	9/30/34	17,500	15,479
	Telefonica Europe BV	8.250%	9/15/30	15,500	18,046
	Verizon Global Funding Corp.	7.750%	12/1/30	10,500	11,480
	Verizon Global Funding Corp.	5.850%	9/15/35	30,000	26,618
	Verizon Maryland, Inc.	5.125%	6/15/33	12,000	9,438

	Consumer Cyclical (3.7%)
	Dayton Hudson Corp.	6.650%	8/1/28	15,000	16,014
	Lowe’s Cos., Inc.	6.500%	3/15/29	26,010	27,512
	Lowe’s Cos., Inc.	5.500%	10/15/35	10,000	9,290
	McDonald’s Corp.	6.375%	1/8/28	12,500	12,925
	Target Corp.	7.000%	7/15/31	20,000	22,324
	The Walt Disney Co.	7.000%	3/1/32	22,000	24,157
	Time Warner, Inc.	6.875%	6/15/18	10,000	10,172
	Time Warner, Inc.	6.625%	5/15/29	10,775	10,366
3	Viacom Inc.	6.875%	4/30/36	16,390	15,877
	Wal-Mart Stores, Inc.	7.550%	2/15/30	45,000	53,360

	Consumer Noncyclical (12.3%)
	Anheuser-Busch Cos., Inc.	6.750%	12/15/27	10,000	10,660
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	31,900	34,848
	Anheuser-Busch Cos., Inc.	5.750%	4/1/36	11,460	10,990
	Anheuser-Busch Cos., Inc.	6.000%	11/1/41	21,000	20,551
	Anheuser-Busch Cos., Inc.	6.500%	2/1/43	5,000	5,255
	Archer-Daniels-Midland Co.	8.375%	4/15/17	20,000	23,810
	Archer-Daniels-Midland Co.	7.500%	3/15/27	4,015	4,639
	Archer-Daniels-Midland Co.	6.750%	12/15/27	11,000	11,767
	Archer-Daniels-Midland Co.	6.625%	5/1/29	4,000	4,237
	Archer-Daniels-Midland Co.	5.935%	10/1/32	5,000	4,881

Long-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Becton, Dickinson & Co.	4.900%	4/15/18	13,200	12,156
	Becton, Dickinson & Co.	7.000%	8/1/27	8,300	9,127
	Bestfoods	6.625%	4/15/28	30,000	31,587
	Bristol-Myers Squibb Co.	6.800%	11/15/26	20,000	21,425
	CPC International, Inc.	7.250%	12/15/26	30,000	33,883
	Coca-Cola Enterprises Inc.	8.500%	2/1/22	5,000	6,176
	Coca-Cola Enterprises Inc.	8.000%	9/15/22	9,000	10,730
	Coca-Cola Enterprises Inc.	6.950%	11/15/26	10,000	10,860
	Coca-Cola Enterprises Inc.	6.750%	1/15/38	9,477	10,046
	Diageo Capital PLC	4.850%	5/15/18	10,000	8,950
	Eli Lilly & Co.	4.500%	3/15/18	8,800	7,855
	Eli Lilly & Co.	7.125%	6/1/25	12,125	13,594
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	20,348
	Grand Metropolitan Investment Corp.	7.450%	4/15/35	7,000	8,199
	Hershey Foods Corp.	7.200%	8/15/27	21,461	24,464
	Johnson & Johnson	6.730%	11/15/23	10,000	11,089
	Johnson & Johnson	6.950%	9/1/29	22,457	26,008
	Kellogg Co.	7.450%	4/1/31	18,800	21,621
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	25,934
	Kimberly-Clark Corp.	6.375%	1/1/28	12,850	13,768
	Kraft Foods, Inc.	6.500%	11/1/31	20,100	20,505
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	17,000	18,644
	Pharmacia Corp.	6.750%	12/15/27	28,000	31,055
	Procter & Gamble Co.	6.450%	1/15/26	27,000	28,548
	Procter & Gamble Co.	8.000%	10/26/29	5,000	6,238
	Procter & Gamble Co.	5.500%	2/1/34	25,000	23,525
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	34,462	42,599
	Schering-Plough Corp.	6.750%	12/1/33	17,920	18,775
	Sysco Corp.	6.500%	8/1/28	22,000	23,228

	Energy (5.1%)
	BP Capital Markets America	4.200%	6/15/18	10,000	8,678
	Baker Hughes, Inc.	6.875%	1/15/29	7,914	8,629
	Burlington Resources, Inc.	7.400%	12/1/31	25,000	29,096
	ChevronTexaco Corp.	9.750%	3/15/20	17,000	23,004
	ChevronTexaco Corp.	8.625%	11/15/31	13,000	17,456
	Conoco, Inc.	6.950%	4/15/29	5,000	5,546
	ConocoPhillips	5.900%	10/15/32	20,300	19,957
	Devon Financing Corp.	7.875%	9/30/31	11,400	13,236
	Encana Corp.	6.500%	8/15/34	21,000	21,140
	Halliburton Co.	8.750%	2/15/21	10,000	12,341
	Mobil Corp.	8.625%	8/15/21	22,000	28,734
	Phillips Petroleum Co.	7.000%	3/30/29	10,000	11,099
	Suncor Energy, Inc.	5.950%	12/1/34	22,400	22,012
	Tosco Corp.	7.800%	1/1/27	15,000	18,016
	Tosco Corp.	8.125%	2/15/30	20,000	24,883
	Valero Energy Corp.	7.500%	4/15/32	12,000	13,393

Long-Term Investment-Grade Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Technology (1.6%)
	International Business Machines Corp.	7.000%	10/30/25	50,000	54,880
	International Business Machines Corp.	6.500%	1/15/28	20,000	20,905
	Pitney Bowes, Inc.	4.750%	5/15/18	11,100	9,938

	Transportation (1.2%)
	Burlington Northern Santa Fe Corp.	6.875%	12/1/27	25,000	26,891
2	Federal Express Corp.	6.720%	1/15/22	13,467	14,012
	Norfolk Southern Corp.	7.800%	5/15/27	18,500	21,910

	Other (0.6%)
	Dover Corp.	6.650%	6/1/28	4,000	4,289
	Eaton Corp.	7.625%	4/1/24	15,000	17,580
	Eaton Corp.	5.250%	6/15/35	10,800	9,656
					2,525,319
Utilities (7.9%)
	Electric (6.7%)
	Alabama Power Co.	5.500%	10/15/17	15,800	15,360
	Alabama Power Co.	5.875%	12/1/22	8,500	8,305
	Alabama Power Co.	5.700%	2/15/33	12,800	12,134
	Arizona Public Service Co.	5.625%	5/15/33	9,000	7,874
	Carolina Power & Light Co.	5.700%	4/1/35	7,500	6,964
	Connecticut Light & Power Co.	6.350%	6/1/36	15,000	15,307
	Consolidated Edison Co. of New York	5.100%	6/15/33	9,600	8,217
	Consolidated Edison Co. of New York	5.700%	2/1/34	4,000	3,734
	Consolidated Edison Co. of New York	6.200%	6/15/36	14,000	13,983
	Exelon Corp.	5.625%	6/15/35	10,000	8,999
	Florida Power & Light Co.	5.850%	2/1/33	6,770	6,585
	Florida Power & Light Co.	5.625%	4/1/34	16,275	15,333
	Florida Power & Light Co.	4.950%	6/1/35	10,000	8,497
	Florida Power & Light Co.	5.400%	9/1/35	10,000	9,105
	Florida Power Corp.	6.750%	2/1/28	22,375	23,075
3	MidAmerican Energy Holdings Co.	6.125%	4/1/36	20,000	18,971
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	50,000	61,706
	Northern States Power Co.	7.125%	7/1/25	30,000	33,141
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	13,148
	PSE&G Power LLC	8.625%	4/15/31	15,000	18,808
	Puget Sound Energy Inc.	6.724%	6/15/36	10,000	10,473
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	37,751
	Southern California Edison Co.	6.000%	1/15/34	8,800	8,582

	Natural Gas (1.2%)
	KeySpan Corp.	5.875%	4/1/33	12,000	11,332
	KeySpan Corp.	5.803%	4/1/35	10,000	9,333
	San Diego Gas & Electric	6.000%	6/1/26	25,000	24,917
	Texas Eastern Transmission	7.000%	7/15/32	17,000	18,174
					429,808
Total Corporate Bonds (Cost $4,548,255)					4,596,693

Long-Term Investment-Grade Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (3.9%)
International Bank for Reconstruction & Development	7.625%	1/19/23	43,320	52,788
International Bank for Reconstruction & Development	4.750%	2/15/35	30,300	27,174
Province of British Columbia	6.500%	1/15/26	13,800	15,368
Province of Quebec	7.500%	9/15/29	24,500	30,022
Province of Saskatchewan	8.500%	7/15/22	10,000	12,959
Quebec Hydro Electric	9.400%	2/1/21	40,000	54,913
Republic of Italy	6.875%	9/27/23	17,700	19,897
Total Sovereign Bonds (Cost $205,020)				213,121
Taxable Municipal Bonds (4.6%)
Illinois (Taxable Pension) GO	5.100%	6/1/33	129,625	118,000
Oregon School Board Assn.	4.759%	6/30/28	15,000	13,205
President and Fellows of Harvard College	6.300%	10/1/37	55,000	56,384
Southern California Public Power Auth.	6.930%	5/15/17	37,000	41,322
Wisconsin Public Service Rev.	5.700%	5/1/26	22,000	21,808
Total Taxable Municipal Bonds (Cost $261,028)				250,719
Temporary Cash Investment (0.2%)
Repurchase Agreement (0.2%)
Goldman Sachs & Co.
(Dated 7/31/06, Repurchase Value
$9,601,000, collateralized by
Federal National Mortgage Assn.,
4.000%–9.250%, 12/1/08–7/1/36,
Federal Home Loan Mortgage Corp.,
4.500%–10.000%, 7/1/08–3/1/36)
(Cost $9,600)	5.280%	8/1/06	9,600	9,600
Total Investments (98.6%) (Cost $5,355,214)				5,383,251
Other Assets and Liabilities (1.4%)
Other Assets—Note C				90,592
Liabilities				(15,909)
				74,683
Net Assets (100%)				5,457,934

Long-Term Investment-Grade Fund

At July 31, 2006, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	5,456,006
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(26,109)
Unrealized Appreciation	28,037
Net Assets	5,457,934

Investor Shares—Net Assets
Applicable to 457,040,569 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,060,124
Net Asset Value Per Share—Investor Shares	$8.88

Admiral Shares—Net Assets
Applicable to 157,348,804 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,397,810
Net Asset Value Per Share—Admiral Shares	$8.88

•	See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the aggregate value of these securities was $362,995,000, representing 6.7% of net assets.

4 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

GO—General Obligation Bond.

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2006
($000)
Investment Income
Income
Interest	165,259
Security Lending	11
Total Income	165,270
Expenses
Investment Advisory Fees—Note B	638
The Vanguard Group—Note C
Management and Administrative
Investor Shares	4,200
Admiral Shares	554
Marketing and Distribution
Investor Shares	433
Admiral Shares	121
Custodian Fees	10
Shareholders’ Reports
Investor Shares	67
Admiral Shares	4
Trustees’ Fees and Expenses	3
Total Expenses	6,030
Expenses Paid Indirectly—Note D	(8)
Net Expenses	6,022
Net Investment Income	159,248
Realized Net Gain (Loss) on Investment Securities Sold	(20,478)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(279,258)
Net Increase (Decrease) in Net Assets Resulting from Operations	(140,488)

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	Jan. 31,
	2006	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	159,248	289,907
Realized Net Gain (Loss)	(20,478)	29,751
Change in Unrealized Appreciation (Depreciation)	(279,258)	(254,299)
Net Increase (Decrease) in Net Assets Resulting from Operations	(140,488)	65,359
Distributions
Net Investment Income
Investor Shares	(118,335)	(231,097)
Admiral Shares	(40,913)	(58,810)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(159,248)	(289,907)
Capital Share Transactions—Note G
Investor Shares	64,657	59,616
Admiral Shares	44,090	781,048
Net Increase (Decrease) from Capital Share Transactions	108,747	840,664
Total Increase (Decrease)	(190,989)	616,116
Net Assets
Beginning of Period	5,648,923	5,032,807
End of Period	5,457,934	5,648,923

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.37	$9.76	$9.40	$9.20	$8.76	$8.63
Investment Operations
Net Investment Income	.258	.515	.521	.526	.553	.562
Net Realized and Unrealized Gain (Loss)
on Investments	(.490)	(.390)	.360	.200	.440	.130
Total from Investment Operations	(.232)	.125	.881	.726	.993	.692
Distributions
Dividends from Net Investment Income	(.258)	(.515)	(.521)	(.526)	(.553)	(.562)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.258)	(.515)	(.521)	(.526)	(.553)	(.562)
Net Asset Value, End of Period	$8.88	$9.37	$9.76	$9.40	$9.20	$8.76

Total Return	–2.46%	1.27%	9.77%	8.09%	11.75%	8.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,060	$4,219	$4,328	$3,944	$3,733	$3,611
Ratio of Total Expenses to
Average Net Assets	0.25%[1]	0.25%	0.25%	0.28%	0.31%	0.32%
Ratio of Net Investment Income to
Average Net Assets	5.79%[1]	5.35%	5.58%	5.64%	6.24%	6.48%
Portfolio Turnover Rate	15%[1]	9%	16%	11%	33%	39%

1 Annualized.

Long-Term Investment-Grade Fund

Admiral Shares
	Six Months					Feb. 12,
	Ended					2001[1] to
For a Share Outstanding	July 31,	Year Ended January 31,				Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.37	$9.76	$9.40	$9.20	$8.76	$8.60
Investment Operations
Net Investment Income	.264	.527	.531	.535	.561	.551
Net Realized and Unrealized Gain (Loss)
on Investments	(.490)	(.390)	.360	.200	.440	.160
Total from Investment Operations	(.226)	.137	.891	.735	1.001	.711
Distributions
Dividends from Net Investment Income	(.264)	(.527)	(.531)	(.535)	(.561)	(.551)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.264)	(.527)	(.531)	(.535)	(.561)	(.551)
Net Asset Value, End of Period	$8.88	$9.37	$9.76	$9.40	$9.20	$8.76

Total Return	–2.40%	1.40%	9.89%	8.19%	11.85%	8.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,398	$1,430	$704	$618	$571	$435
Ratio of Total Expenses to
Average Net Assets	0.12%[2]	0.12%	0.14%	0.19%	0.23%	0.24%[2]
Ratio of Net Investment Income to
Average Net Assets	5.92%[2]	5.48%	5.69%	5.73%	6.30%	6.55%[2]
Portfolio Turnover Rate	15%[2]	9%	16%	11%	33%	39%

1 Inception.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Long-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2006, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $587,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.59% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2006, custodian fee offset arrangements reduced the fund’s expenses by $8,000.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2006, the fund had available realized losses of $5,600,000 to offset future net capital gains through January 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2006, net unrealized appreciation of investment securities for tax purposes was $28,037,000, consisting of unrealized gains of $203,724,000 on securities that had risen in value since their purchase and $175,687,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2006, the fund purchased $470,965,000 of investment securities and sold $394,442,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $75,761,000 and $6,878,000, respectively.

Long-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2006		January 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	458,106	50,843	1,096,922	113,912
Issued in Lieu of Cash Distributions	107,329	12,006	203,620	21,155
Redeemed	(500,778)	(56,014)	(1,240,926)	(128,371)
Net Increase (Decrease)—Investor Shares	64,657	6,835	59,616	6,696
Admiral Shares
Issued	172,999	19,171	969,935	100,099
Issued in Lieu of Cash Distributions	28,306	3,166	39,733	4,146
Redeemed	(157,215)	(17,523)	(228,620)	(23,883)
Net Increase (Decrease)—Admiral Shares	44,090	4,814	781,048	80,362

High-Yield Corporate Fund

Fund Profile

As of July 31, 2006

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	365	1,598	6,837
Yield		—	—
Investor Shares	7.6%
Admiral Shares	7.7%
Yield to Maturity	7.7%[3]	8.6%	5.6%
Average Coupon	7.7%	7.9%	5.3%
Average Effective Maturity	6.3 years	8.0 years	7.1 years
Average Quality[4]	Ba2	B1	Aa1
Average Duration	4.3 years	4.6 years	4.7 years
Expense Ratio		—	—
Investor Shares	0.26%[5]
Admiral Shares	0.13%[5]
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)

Basic Industry	10%
Capital Goods	8
Communication	20
Consumer Cyclical	17
Consumer Noncyclical	10
Energy	7
Finance	2
Other Industrial	1
Technology	4
Transportation	4
Treasury/Agency	3
Utilities	14

Volatility Measures
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.91	0.26
Beta	0.80	0.52

Distribution by Credit Quality[4] (% of portfolio)

Aaa	3%
Aa	0
A	0
Baa	3
Ba	50
B	42
Not Rated	2

Distribution by Maturity (% of portfolio)

Under 1 Year	0%
1–5 Years	25
5–10 Years	65
10–20 Years	5
20–30 Years	5

Investment Focus

1 Lehman High Yield Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Moody’s Investors Service.

5 Annualized.

For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 109.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1996–July 31, 2006
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	–0.3%	9.3%	9.0%	10.5%
1998	3.8	9.3	13.1	13.7
1999	–3.0	8.3	5.3	1.5
2000	–7.8	8.0	0.2	0.5
2001	–4.4	9.1	4.7	1.6
2002	–9.6	8.5	–1.1	–1.4
2003	–5.7	8.3	2.6	1.2
2004	7.9	8.6	16.5	27.2
2005	–0.2	7.5	7.3	8.9
2006	–3.1	7.0	3.9	4.5
2007[2]	–2.6	3.5	0.9	2.5

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	12/27/1978	3.00%	6.29%	–2.23%	8.32%	6.09%
Admiral Shares[3]	11/12/2001	3.15	6.81[4]	—	—	—

1 Lehman High Yield Index.

2 Six months ended July 31, 2006.

3 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

4 Return since inception.

Note: See Financial Highlights tables on pages 100 and 101 for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Corporate Bonds (91.8%)
Finance (2.4%)
	Banking (0.2%)
	Chevy Chase Savings Bank	6.875%	12/1/13	23,595	23,624

	Brokerage (0.4%)
	E*Trade Financial Corp.	8.000%	6/15/11	22,395	23,235
	E*Trade Financial Corp.	7.375%	9/15/13	11,285	11,356

	Insurance (1.2%)
	Coventry Health Care Inc.	5.875%	1/15/12	970	948
	Coventry Health Care Inc.	8.125%	2/15/12	20,035	20,885
	Health Net Inc.	8.375%	4/15/11	21,705	24,424
^	Provident Funding Mortgage Loan Trust	7.000%	7/15/18	31,750	31,043
	UnumProvident Corp.	7.625%	3/1/11	4,719	4,938
	UnumProvident Corp.	6.750%	12/15/28	20,560	18,655
	UnumProvident Corp.	7.375%	6/15/32	6,295	6,115

	Real Estate Investment Trusts (0.6%)
	CBRE Escrow Inc.	9.750%	5/15/10	5,940	6,356
1	Rouse Co.	6.750%	5/1/13	45,355	44,831
					216,410
Industrial (75.9%)
	Basic Industry (9.0%)
	Abitibi-Consolidated Inc.	7.500%	4/1/28	27,010	21,405
	Airgas, Inc.	9.125%	10/1/11	23,900	24,916
	Arch Western Finance	6.750%	7/1/13	67,495	64,458
	BCP Caylux Holdings	9.625%	6/15/14	27,164	29,269
	Bowater Canada Finance	7.950%	11/15/11	48,100	45,935
^	Bowater Inc.	6.500%	6/15/13	1,785	1,571
	Cascades Inc.	7.250%	2/15/13	22,965	21,530
	Equistar Chemicals LP	10.125%	9/1/08	5,775	6,085
	Equistar Chemicals LP	10.625%	5/1/11	21,015	22,539
	Georgia-Pacific Corp.	8.125%	5/15/11	22,510	22,510
	Georgia-Pacific Corp.	8.000%	1/15/24	19,405	18,386
	Hawk Corp.	8.750%	11/1/14	9,150	9,104

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Huntsman LLC	11.625%	10/15/10	7,823	8,625
	IMC Global, Inc.	10.875%	6/1/08	25,870	27,584
	IMC Global, Inc.	11.250%	6/1/11	15,810	16,719
	IMC Global, Inc.	7.300%	1/15/28	22,500	20,362
	International Steel Group, Inc.	6.500%	4/15/14	30,990	29,363
	Koppers Inc.	9.875%	10/15/13	15,328	16,631
	Lyondell Chemical Co.	9.625%	5/1/07	46,280	47,206
	Lyondell Chemical Co.	9.500%	12/15/08	5,936	6,084
	Massey Energy Co.	6.625%	11/15/10	20,045	19,995
	Massey Energy Co.	6.875%	12/15/13	6,690	6,172
	Methanex Corp.	8.750%	8/15/12	28,910	31,006
	Millennium America Inc.	9.250%	6/15/08	26,710	27,111
	Nalco Co.	7.750%	11/15/11	25,385	25,512
	Neenah Paper Inc.	7.375%	11/15/14	28,380	26,287
	Norske Skog Canada	8.625%	6/15/11	26,245	25,458
	Norske Skog Canada	7.375%	3/1/14	3,235	2,879
1	Novelis Corp.	7.250%	2/15/15	50,240	47,728
	Peabody Energy Corp.	6.875%	3/15/13	35,550	34,484
	Russel Metals Inc.	6.375%	3/1/14	4,400	4,125
	Smurfit Capital Funding PLC	7.500%	11/20/25	6,685	6,033
	Steel Dynamics, Inc.	9.500%	3/15/09	24,270	25,059
	Stone Container Corp.	9.750%	2/1/11	16,140	16,685
	Stone Container Corp.	8.375%	7/1/12	10,060	9,557
	Stone Container Corp.	7.375%	7/15/14	7,460	6,639
	U.S. Steel LLC	10.750%	8/1/08	25,985	27,999

	Capital Goods (7.6%)
	Alliant Techsystems Inc.	6.750%	4/1/16	25,410	24,521
	Allied Waste North America Inc.	8.500%	12/1/08	4,470	4,643
	Allied Waste North America Inc.	6.500%	11/15/10	1,945	1,904
	Allied Waste North America Inc.	5.750%	2/15/11	14,095	13,337
	Allied Waste North America Inc.	6.375%	4/15/11	16,170	15,564
	Argo Tech Corp.	9.250%	6/1/11	18,005	18,590
1	Ashtead Holding PLC	8.625%	8/1/15	17,195	17,088
	Ball Corp.	6.625%	3/15/18	18,800	17,860
	Building Materials Corp.	7.750%	8/1/14	33,575	31,477
	Case New Holland Inc.	9.250%	8/1/11	49,305	51,894
	Case New Holland Inc.	7.125%	3/1/14	45,750	44,606
1	Crown Americas Inc.	7.625%	11/15/13	22,580	22,467
1	Crown Americas Inc.	7.750%	11/15/15	22,580	22,467
1	Douglas Dynamic LLC	7.750%	1/15/12	13,530	12,786
	DRS Technologies Inc.	6.625%	2/1/16	16,035	15,434
	DRS Technologies Inc.	7.625%	2/1/18	3,065	3,076
^	Goodman Global Holdings	7.875%	12/15/12	31,470	29,267
[1]^	Invensys PLC	9.875%	3/15/11	35,091	37,898
	L-3 Communications Corp.	7.625%	6/15/12	24,850	25,161
	L-3 Communications Corp.	6.125%	7/15/13	8,425	8,046
	L-3 Communications Corp.	6.375%	10/15/15	16,190	15,461
	Moog Inc.	6.250%	1/15/15	14,260	13,476

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	21,610	22,312
	Owens-Brockway Glass Container, Inc.	7.750%	5/15/11	39,070	39,949
	Owens-Brockway Glass Container, Inc.	8.750%	11/15/12	12,630	13,261
	Sequa Corp.	9.000%	8/1/09	47,085	49,557
	Texas Industries Inc.	7.250%	7/15/13	21,420	21,420
	United Rentals NA Inc.	6.500%	2/15/12	66,080	62,280
^	United Rentals NA Inc.	7.750%	11/15/13	18,450	17,620

	Communication (19.3%)
	Canwest Media Inc.	8.000%	9/15/12	43,495	41,918
	Centennial Cellular	10.125%	6/15/13	15,910	16,805
	Centennial Communication	8.125%	2/1/14	2,915	2,849
1	Charter Communications OPT LLC	8.000%	4/30/12	87,100	86,882
1	Charter Communications OPT LLC	8.375%	4/30/14	68,890	68,890
	Citizens Communications	9.250%	5/15/11	62,665	68,305
	Citizens Communications	9.000%	8/15/31	12,655	13,035
	CSC Holdings, Inc.	7.875%	12/15/07	13,125	13,322
	CSC Holdings, Inc.	8.125%	7/15/09	28,765	29,412
	CSC Holdings, Inc.	8.125%	8/15/09	35,090	35,880
	CSC Holdings, Inc.	7.625%	4/1/11	33,335	33,752
1	CSC Holdings, Inc.	6.750%	4/15/12	10,160	9,804
	CSC Holdings, Inc.	7.875%	2/15/18	14,985	14,910
	CSC Holdings, Inc.	7.625%	7/15/18	21,115	20,904
	Dex Media East LLC	9.875%	11/15/09	33,570	35,794
	Dex Media West LLC	8.500%	8/15/10	8,735	8,997
	Dex Media, Inc.	8.000%	11/15/13	16,290	16,290
	DirecTV Holdings	8.375%	3/15/13	8,185	8,574
	Dobson Cellular Systems	8.375%	11/1/11	31,140	32,386
	Dobson Cellular Systems	9.875%	11/1/12	17,225	18,366
	EchoStar DBS Corp.	5.750%	10/1/08	13,795	13,674
	EchoStar DBS Corp.	6.375%	10/1/11	30,645	29,879
	GCI Inc.	7.250%	2/15/14	53,475	51,470
	Houghton Mifflin Co.	8.250%	2/1/11	34,915	35,264
	Insight Midwest LP	10.500%	11/1/10	77,295	80,387
	Intelsat Bermuda Ltd.	8.250%	1/15/13	6,980	6,875
	Intelsat Bermuda Ltd.	8.625%	1/15/15	62,875	62,718
1	Intelsat Bermuda Ltd.	9.250%	6/15/16	17,670	18,023
	Intelsat Ltd.	5.250%	11/1/08	17,290	16,253
	Liberty Media Corp.	7.750%	7/15/09	6,180	6,440
	Liberty Media Corp.	7.875%	7/15/09	26,840	28,051
	Liberty Media Corp.	5.700%	5/15/13	39,195	36,214
^	Liberty Media Corp.	8.250%	2/1/30	30,630	30,229
	Lin Television Corp.	6.500%	5/15/13	16,495	15,175
^	Mediacom Broadband LLC	8.500%	10/15/15	24,795	24,299
	Mediacom LLC/Mediacom Capital Corp.	9.500%	1/15/13	29,080	29,443
	Medianews Group Inc.	6.875%	10/1/13	22,880	20,935
1	Nordic Telephone Co.	8.875%	5/1/16	14,280	14,744
	PanAmSat Corp.	9.000%	8/15/14	41,751	42,273
	Quebecor Media Inc.	7.750%	3/15/16	31,785	31,149

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Qwest Communications International Inc.	8.875%	3/15/12	93,455	100,230
	R.H. Donnelley Corp.	6.875%	1/15/13	8,415	7,658
	R.H. Donnelley Corp.	6.875%	1/15/13	15,225	13,779
	R.H. Donnelley Corp.	8.875%	1/15/16	73,150	72,419
	Rogers Cable Inc.	7.875%	5/1/12	3,810	3,943
	Rogers Cable Inc.	6.250%	6/15/13	42,465	40,448
	Rogers Cable Inc.	5.500%	3/15/14	25,505	23,018
	Rogers Cable Inc.	6.750%	3/15/15	6,610	6,428
	Rogers Cable Inc.	7.500%	3/15/15	13,530	13,936
	Rogers Wireless Inc.	9.625%	5/1/11	47,545	52,537
	Rogers Wireless Inc.	6.375%	3/1/14	33,590	32,330
	Shaw Communications Inc.	8.250%	4/11/10	28,950	30,217
	Shaw Communications Inc.	7.250%	4/6/11	1,885	1,885
	Sinclair Broadcast Group	8.750%	12/15/11	16,290	17,023
	Sinclair Broadcast Group	8.000%	3/15/12	27,815	28,232
	US West Communications Group	6.875%	9/15/33	56,160	49,842
	Videotron Ltee	6.375%	12/15/15	1,940	1,770
1	Windstream Corp.	8.125%	8/1/13	10,315	10,702
1	Windstream Corp.	8.625%	8/1/16	33,960	35,276

	Consumer Cyclical (16.0%)
	AMC Entertainment Inc.	8.000%	3/1/14	24,160	22,288
[1,2]	AutoNation Inc.	7.507%	4/15/13	4,290	4,322
1	AutoNation Inc.	7.000%	4/15/14	4,105	4,033
	Aztar Corp.	9.000%	8/15/11	16,275	17,007
	Beazer Homes USA, Inc.	8.625%	5/15/11	34,000	34,170
	Beazer Homes USA, Inc.	8.375%	4/15/12	2,680	2,640
	Beazer Homes USA, Inc.	6.875%	7/15/15	13,910	12,432
	Boyd Gaming Corp.	8.750%	4/15/12	7,495	7,860
	Boyd Gaming Corp.	7.750%	12/15/12	10,260	10,209
	Boyd Gaming Corp.	6.750%	4/15/14	5,085	4,812
	Corrections Corp. of America	6.250%	3/15/13	12,065	11,462
	Corrections Corp. of America	6.750%	1/31/14	6,300	6,127
	Cummins Inc.	9.500%	12/1/10	7,940	8,431
	Cummins Inc.	7.125%	3/1/28	6,550	6,476
	D.R. Horton, Inc.	9.750%	9/15/10	3,525	3,858
	D.R. Horton, Inc.	5.250%	2/15/15	9,795	8,712
	Ford Motor Credit Co.	6.625%	6/16/08	47,250	45,598
	Ford Motor Credit Co.	7.875%	6/15/10	13,880	13,079
[2] ^	Ford Motor Credit Co.	9.957%	4/15/12	40,570	41,833
^	Ford Motor Credit Co.	7.000%	10/1/13	66,530	58,452
^	General Motors Acceptance Corp.	6.150%	4/5/07	18,185	18,086
	General Motors Acceptance Corp.	5.125%	5/9/08	67,900	65,622
	General Motors Acceptance Corp.	6.875%	8/28/12	27,825	26,770
	General Motors Acceptance Corp.	8.000%	11/1/31	19,385	18,997
^	GSC Holdings Corp.	8.000%	10/1/12	45,000	45,619
	Host Marriott LP	9.500%	1/15/07	21,155	21,472
	Host Marriott LP	7.125%	11/1/13	68,215	68,386
	Isle of Capri Casinos	7.000%	3/1/14	23,470	22,414

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	J.B. Poindexter Co.	8.750%	3/15/14	9,055	7,606
	K. Hovnanian Enterprises	6.250%	1/15/16	17,185	14,758
^	K. Hovnanian Enterprises	8.625%	1/15/17	11,510	11,222
	KB Home	8.625%	12/15/08	13,485	13,873
	KB Home	7.750%	2/1/10	7,600	7,562
	KB Home	6.375%	8/15/11	3,265	3,089
	KB Home	6.250%	6/15/15	18,215	16,029
	Lear Corp.	5.750%	8/1/14	26,215	21,234
	Lodgenet Entertainment Corp.	9.500%	6/15/13	9,310	9,938
	Mandalay Resort Group	10.250%	8/1/07	15,955	16,593
	Mandalay Resort Group	9.375%	2/15/10	37,730	39,899
	Marquee Inc.	8.625%	8/15/12	23,910	24,448
	Meritage Corp.	7.000%	5/1/14	14,265	12,411
	MGM Mirage, Inc.	9.750%	6/1/07	21,385	21,946
	MGM Mirage, Inc.	8.500%	9/15/10	78,475	82,104
	Mohegan Tribal Gaming	6.125%	2/15/13	13,640	12,890
	Park Place Entertainment Corp.	8.875%	9/15/08	11,545	12,108
	Park Place Entertainment Corp.	8.125%	5/15/11	1,890	1,985
	Park Place Entertainment Corp.	7.000%	4/15/13	28,340	28,907
	Rite Aid Corp.	8.125%	5/1/10	7,910	8,058
	Rite Aid Corp.	9.500%	2/15/11	35,490	37,176
	Rite Aid Corp.	7.500%	1/15/15	4,175	4,112
	Riviera Holdings Corp.	11.000%	6/15/10	14,970	15,849
	Royal Caribbean Cruises	7.500%	10/15/27	24,480	23,501
	Seneca Gaming Corp.	7.250%	5/1/12	21,825	21,170
	Service Corp. International	6.750%	4/1/16	4,038	3,781
1	Service Corp. International	8.000%	6/15/17	29,605	27,718
	Speedway Motorsports Inc.	6.750%	6/1/13	11,505	11,160
	Standard Pacific Corp.	6.875%	5/15/11	26,250	24,150
	Standard Pacific Corp.	7.750%	3/15/13	12,640	11,882
^	Standard Pacific Corp.	6.250%	4/1/14	7,495	6,315
	Starwood Hotel Resorts	7.875%	5/1/12	43,750	46,156
	Station Casinos	6.500%	2/1/14	32,365	29,695
	Station Casinos	6.875%	3/1/16	12,740	11,785
	Station Casinos	6.625%	3/15/18	20,030	17,752
	Tenneco Automotive Inc.	10.250%	7/15/13	19,725	21,550
^	Toll Corp.	8.250%	2/1/11	7,425	7,629
	Toll Corp.	8.250%	12/1/11	635	652
	TRW Automotive Inc.	9.375%	2/15/13	36,765	39,063
^	Visteon Corp.	8.250%	8/1/10	19,145	17,566
^	Visteon Corp.	7.000%	3/10/14	31,090	25,416
	Wynn Las Vegas LLC	6.625%	12/1/14	40,825	38,631

	Consumer Noncyclical (8.6%)
	Ahold Finance USA Inc.	6.875%	5/1/29	24,270	20,690
	Altria Group, Inc.	7.000%	11/4/13	9,995	10,731
1	Angiotech Pharmaceutical	7.750%	4/1/14	20,725	20,051
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	6,550	6,558
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	6,035	5,567

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Biovail Corp.	7.875%	4/1/10	48,695	49,182
	Constellation Brands Inc.	8.000%	2/15/08	5,360	5,481
	Constellation Brands Inc.	8.125%	1/15/12	24,805	25,611
	DaVita Inc.	6.625%	3/15/13	12,915	12,334
	DaVita Inc.	7.250%	3/15/15	13,120	12,562
	Delhaize America Inc.	9.000%	4/15/31	12,665	14,396
	Dole Foods Co.	7.250%	6/15/10	2,955	2,608
^	Dole Foods Co.	8.875%	3/15/11	14,125	13,136
	Elan Financial PLC	7.750%	11/15/11	55,315	53,033
[2]^	Elan Financial PLC	9.170%	11/15/11	30,775	31,083
	Fisher Scientific International Inc.	6.750%	8/15/14	13,585	13,500
	Fisher Scientific International Inc.	6.125%	7/1/15	26,355	25,202
	HCA Inc.	7.250%	5/20/08	20,280	20,584
	HCA Inc.	5.500%	12/1/09	13,930	13,617
	HCA Inc.	8.750%	9/1/10	27,000	27,000
	HCA Inc.	5.750%	3/15/14	9,135	7,148
	HCA Inc.	6.375%	1/15/15	55,090	44,210
	HCA Inc.	6.500%	2/15/16	37,455	29,777
	HCA Inc.	7.690%	6/15/25	4,510	3,518
^	HCA Inc.	7.500%	11/6/33	9,725	7,488
	Mylan Laboratories Inc.	5.750%	8/15/10	5,170	4,989
	Mylan Laboratories Inc.	6.375%	8/15/15	25,975	25,001
	Omnicare, Inc.	6.125%	6/1/13	6,565	6,138
	Omnicare, Inc.	6.750%	12/15/13	14,435	13,858
	Omnicare, Inc.	6.875%	12/15/15	20,475	19,605
	Philip Morris Cos., Inc.	7.750%	1/15/27	9,990	11,568
1	Reynolds American Inc.	7.250%	6/1/13	45,910	46,197
1	RJ Reynolds Corp.	6.500%	7/15/10	7,785	7,717
1	RJ Reynolds Corp.	7.300%	7/15/15	36,460	36,688
	Triad Hospitals Inc.	7.000%	5/15/12	51,465	51,208
	Ventas Realty LP/Capital Corp.	6.750%	6/1/10	7,650	7,688
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	24,485	23,750
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	16,405	16,426
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	17,655	16,861
	VWR International Inc.	6.875%	4/15/12	3,270	3,107

	Energy (6.8%)
	Chesapeake Energy Corp.	7.750%	1/15/15	3,785	3,804
	Chesapeake Energy Corp.	6.625%	1/15/16	48,625	46,315
	Chesapeake Energy Corp.	6.875%	1/15/16	19,935	19,088
	Chesapeake Energy Corp.	6.500%	8/15/17	48,750	45,094
	Chesapeake Energy Corp.	6.250%	1/15/18	21,135	19,418
	Delta Petroleum Corp.	7.000%	4/1/15	13,160	12,370
	Encore Acquisition Co.	6.250%	4/15/14	5,010	4,672
	Encore Acquisition Co.	6.000%	7/15/15	17,645	16,057
	Exco Resources Inc.	7.250%	1/15/11	29,470	28,733
	Forest Oil Corp.	8.000%	12/15/11	21,660	22,174
	Forest Oil Corp.	7.750%	5/1/14	13,755	13,824
	Giant Industries	11.000%	5/15/12	15,257	16,478

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Hornbeck Offshore Services	6.125%	12/1/14	18,115	16,938
	Kerr McGee Corp.	6.950%	7/1/24	14,445	14,973
	Kerr-McGee Corp.	7.125%	10/15/27	7,190	7,476
	Magnum Hunter Resources Inc.	9.600%	3/15/12	21,606	22,848
	Newfield Exploration Co.	6.625%	4/15/16	23,985	23,086
	Parker Drilling Co.	9.625%	10/1/13	22,645	24,626
1	Petrohawk Energy Corp.	9.125%	7/15/13	22,225	22,503
	Pioneer Natural Resources Co.	5.875%	7/15/16	10,385	9,563
	Pioneer Natural Resources Co.	6.875%	5/1/18	19,395	18,911
	Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	12,174
	Plains Exploration & Production Co.	8.750%	7/1/12	4,385	4,593
	Plains Exploration & Production Co.	7.125%	6/15/14	9,850	9,752
	Pogo Producing Co.	6.625%	3/15/15	6,890	6,494
	Pogo Producing Co.	6.875%	10/1/17	16,035	15,133
	Premcor Refining Group	9.500%	2/1/13	34,200	37,201
	Pride International Inc.	7.375%	7/15/14	50,760	51,141
	Range Resources Corp.	7.500%	5/15/16	15,575	15,711
	Whiting Petroleum Corp.	7.250%	5/1/12	17,725	17,548
	Whiting Petroleum Corp.	7.250%	5/1/13	21,975	21,755
	Whiting Petroleum Corp.	7.000%	2/1/14	3,950	3,891

	Technology (4.2%)
	Flextronics International Ltd.	6.250%	11/15/14	24,315	23,251
	IKON Office Solutions	7.750%	9/15/15	30,485	30,104
	MagnaChip Semiconductor	6.875%	12/15/11	22,955	18,823
2	MagnaChip Semiconductor	8.579%	12/15/11	9,505	8,079
1	Sensata Technologies	8.000%	5/1/14	36,405	34,949
	SunGard Data Systems, Inc.	9.125%	8/15/13	94,835	96,732
	UGS Corp.	10.000%	6/1/12	41,410	44,671
	Xerox Corp.	9.750%	1/15/09	65,875	70,980
	Xerox Corp.	7.125%	6/15/10	13,215	13,463
	Xerox Corp.	6.400%	3/15/16	4,535	4,354
	Xerox Corp.	8.000%	2/1/27	23,305	23,655

	Transportation (3.3%)
[1,2]	Avis Budget Car Rental	7.576%	5/15/14	8,045	8,085
1	Avis Budget Car Rental	7.625%	5/15/14	22,785	22,500
1	Avis Budget Car Rental	7.750%	5/15/16	22,785	22,386
	Continental Airlines, Inc.	7.056%	9/15/09	10,360	10,593
3	Continental Airlines, Inc.	6.900%	1/2/18	8,129	8,149
3	Continental Airlines, Inc.	9.798%	4/1/21	35,209	36,705
	Delta Air Lines, Inc.	7.111%	9/18/11	25,545	25,481
	Delta Air Lines, Inc.	7.570%	5/18/12	23,365	23,336
	Greenbrier Co. Inc.	8.375%	5/15/15	22,315	22,594
1	Hertz Corp.	8.875%	1/1/14	64,050	66,932
	Kansas City Southern Industries, Inc.	9.500%	10/1/08	7,765	8,192
	Kansas City Southern Industries, Inc.	7.500%	6/15/09	23,585	23,791
^	Northwest Airlines, Inc. Pass-Through Certificates	6.841%	4/1/11	8,195	8,103
	TFM SA de CV	9.375%	5/1/12	8,235	8,729

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other (1.1%)
	Adesa Corp.	7.625%	6/15/12	24,175	23,933
	FastenTech Inc.	11.500%	5/1/11	16,555	16,803
	General Cable Corp.	9.500%	11/15/10	20,705	22,154
	UCAR Finance, Inc.	10.250%	2/15/12	37,260	38,844
					6,745,795
Utilities (13.5%)
	Electric (9.3%)
	AES Corp.	9.500%	6/1/09	1,885	1,989
	AES Corp.	9.375%	9/15/10	2,990	3,192
1	AES Corp.	8.750%	5/15/13	53,620	57,574
1	AES Corp.	9.000%	5/15/15	70,215	75,393
	Aquila Inc.	9.950%	2/1/11	42,960	47,363
	Aquila Inc.	14.875%	7/1/12	4,815	6,362
	Avista Corp.	9.750%	6/1/08	9,710	10,302
	CMS Energy Corp.	7.500%	1/15/09	9,032	9,179
	CMS Energy Corp.	8.500%	4/15/11	16,945	17,813
1	Dynegy Inc.	8.375%	5/1/16	45,565	44,882
1	Edison Mission Energy	7.500%	6/15/13	14,595	14,394
	Midwest Generation LLC	8.750%	5/1/34	71,220	75,671
	Mirant North America LLC	7.375%	12/31/13	59,415	56,741
	Nevada Power Co.	8.250%	6/1/11	7,150	7,751
	Nevada Power Co.	6.500%	4/15/12	9,945	9,989
	Nevada Power Co.	9.000%	8/15/13	11,126	12,074
	Nevada Power Co.	5.875%	1/15/15	15,895	15,315
1	Nevada Power Co.	6.650%	4/1/36	9,710	9,430
	NRG Energy Inc.	7.250%	2/1/14	30,145	29,504
	NRG Energy Inc.	7.375%	2/1/16	75,045	73,356
	Reliant Energy, Inc.	9.500%	7/15/13	13,805	14,150
	Reliant Energy, Inc.	6.750%	12/15/14	86,930	81,606
	Sierra Pacific Resources	8.625%	3/15/14	11,390	12,059
	Sierra Pacific Resources	6.750%	8/15/17	10,440	9,983
	TECO Energy, Inc.	7.200%	5/1/11	28,710	29,320
	TECO Energy, Inc.	6.750%	5/1/15	1,945	1,911
	TXU Corp.	5.550%	11/15/14	44,890	41,158
	TXU Corp.	6.500%	11/15/24	47,250	42,939
	TXU Corp.	6.550%	11/15/34	16,600	14,796

	Natural Gas (4.0%)
	ANR Pipeline Co.	8.875%	3/15/10	28,880	30,216
	Colorado Interstate Gas	5.950%	3/15/15	3,115	2,889
	El Paso Natural Gas Co.	7.625%	8/1/10	13,275	13,491
	El Paso Natural Gas Co.	7.500%	11/15/26	6,670	6,637
	El Paso Production Holdings	7.750%	6/1/13	64,495	65,543
	Enterprise Products Operating LP	6.875%	3/1/33	15,915	15,888
	Kinder Morgan, Inc.	6.500%	9/1/12	27,385	26,112
	Semco Energy Inc.	7.125%	5/15/08	3,490	3,499
	Semco Energy Inc.	7.750%	5/15/13	2,755	2,762
	Southern Natural Gas	8.875%	3/15/10	33,080	34,734

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Suburban Propane Partners	6.875%	12/15/13	23,690	22,209
1	Williams Cos., Inc.	6.375%	10/1/10	10,710	10,549
	Williams Cos., Inc.	7.125%	9/1/11	41,285	41,491
	Williams Cos., Inc.	8.125%	3/15/12	38,775	40,811
	Williams Cos., Inc.	7.500%	1/15/31	29,450	28,419
	Williams Cos., Inc.	7.750%	6/15/31	1,515	1,490
	Williams Cos., Inc.	8.750%	3/15/32	6,060	6,560

	Other (0.2%)
1	Williams Partners LP	7.500%	6/15/11	16,660	16,785
					1,196,281
Total Corporate Bonds (Cost $8,294,681)					8,158,486
U.S. Government Securities (5.3%)
	U.S. Treasury Note	3.125%	1/31/07	5,370	5,316
	U.S. Treasury Note	3.375%	2/28/07	64,665	64,008
	U.S. Treasury Note	3.750%	3/31/07	35,305	34,979
	U.S. Treasury Note	6.625%	5/15/07	106,470	107,651
	U.S. Treasury Note	5.625%	5/15/08	83,420	84,307
	U.S. Treasury Note	5.500%	5/15/09	109,750	111,396
	U.S. Treasury Note	5.750%	8/15/10	65,840	67,887
Total U.S. Government Securities (Cost $487,602)					475,544
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
^	Federal Republic of Brazil	7.875%	3/7/15	23,850	25,722
3	Federal Republic of Brazil	8.000%	1/15/18	26,770	29,005
	Pemex Project Funding Master Trust	5.750%	12/15/15	23,380	22,269
Total Sovereign Bonds (Cost $75,835)					76,996
Temporary Cash Investments (3.3%)
Repurchase Agreement (0.3%)
	Goldman Sachs & Co.
	(Dated 7/31/06, Repurchase Value
	$22,603,000, collateralized by
	Federal National Mortgage Assn.,
	4.000%–8.500%, 8/1/08–7/1/36,
	Federal Home Loan Mortgage Corp.,
	4.500%–9.250%, 6/1/09–7/1/36)	5.280%	8/1/06	22,600	22,600

				Shares
Money Market Fund (3.0%)
4	Vanguard Market Liquidity Fund, 5.276%—Note G			267,112,830	267,113
Total Temporary Cash Investments (Cost $289,713)					289,713
Total Investments (101.3%) (Cost $9,147,831)					9,000,739
Other Assets and Liabilities (–1.3%)
Other Assets—Note C					186,956
Security Lending Collateral Payable to Brokers—Note G					(267,113)
Other Liabilities					(33,958)
					(114,115)
Net Assets (100%)					8,886,624

High-Yield Corporate Fund

At July 31, 2006, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	10,517,660
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,483,944)
Unrealized Depreciation	(147,092)
Net Assets	8,886,624

Investor Shares—Net Assets
Applicable to 827,524,756 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,992,302
Net Asset Value Per Share—Investor Shares	$6.03

Admiral Shares—Net Assets
Applicable to 645,523,798 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,894,322
Net Asset Value Per Share—Admiral Shares	$6.03

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the aggregate value of these securities was $1,002,674,000, representing 11.3% of net assets.

2 Adjustable-rate note.

3 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July 31, 2006
($000)
Investment Income
Income
Interest	328,640
Security Lending	1,125
Total Income	329,765
Expenses
Investment Advisory Fees—Note B	1,653
The Vanguard Group—Note C
Management and Administrative
Investor Shares	5,000
Admiral Shares	1,458
Marketing and Distribution
Investor Shares	513
Admiral Shares	305
Custodian Fees	19
Shareholders’ Reports
Investor Shares	119
Admiral Shares	11
Trustees’ Fees and Expenses	5
Total Expenses	9,083
Expenses Paid Indirectly—Note D	(19)
Net Expenses	9,064
Net Investment Income	320,701
Realized Net Gain (Loss) on Investment Securities Sold	(365)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(233,889)
Net Increase (Decrease) in Net Assets Resulting from Operations	86,447

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	Jan. 31,
	2006	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	320,701	642,661
Realized Net Gain (Loss)	(365)	57,971
Change in Unrealized Appreciation (Depreciation)	(233,889)	(357,393)
Net Increase (Decrease) in Net Assets Resulting from Operations	86,447	343,239
Distributions
Net Investment Income
Investor Shares	(180,018)	(429,416)
Admiral Shares	(140,683)	(213,245)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(320,701)	(642,661)
Capital Share Transactions—Note H
Investor Shares	(89,490)	(1,817,326)
Admiral Shares	140,378	1,716,189
Net Increase (Decrease) from Capital Share Transactions	50,888	(101,137)
Total Increase (Decrease)	(183,366)	(400,559)
Net Assets
Beginning of Period	9,069,990	9,470,549
End of Period	8,886,624	9,069,990

High-Yield Corporate Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$6.19	$6.39	$6.40	$5.93	$6.29	$6.96
Investment Operations
Net Investment Income	.216	.437	.460	.474	.502	.591
Net Realized and Unrealized Gain (Loss)
on Investments	(.160)	(.200)	(.010)	.470	(.360)	(.670)
Total from Investment Operations	.056	.237	.450	.944	.142	(.079)
Distributions
Dividends from Net Investment Income	(.216)	(.437)	(.460)	(.474)	(.502)	(.591)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.216)	(.437)	(.460)	(.474)	(.502)	(.591)
Net Asset Value, End of Period	$6.03	$6.19	$6.39	$6.40	$5.93	$6.29

Total Return[1]	0.92%	3.89%	7.34%	16.47%	2.55%	–1.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,992	$5,214	$7,246	$7,271	$5,690	$5,263
Ratio of Total Expenses to
Average Net Assets	0.26%[2]	0.25%	0.22%	0.23%	0.26%	0.27%
Ratio of Net Investment Income to
Average Net Assets	7.13%[2]	7.01%	7.26%	7.65%	8.42%	9.02%
Portfolio Turnover Rate	34%[2]	44%	51%	52%	29%	29%

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

2 Annualized.

High-Yield Corporate Fund

Admiral Shares
	Six Months					Nov. 12,
	Ended					2001[1] to
For a Share Outstanding	July 31,	Year Ended January 31,				Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$6.19	$6.39	$6.40	$5.93	$6.29	$6.33
Investment Operations
Net Investment Income	.220	.445	.466	.477	.505	.123
Net Realized and Unrealized Gain (Loss)
on Investments	(.160)	(.200)	(.010)	.470	(.360)	(.040)
Total from Investment Operations	.060	.245	.456	.947	.145	.083
Distributions
Dividends from Net Investment Income	(.220)	(.445)	(.466)	(.477)	(.505)	(.123)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.220)	(.445)	(.466)	(.477)	(.505)	(.123)
Net Asset Value, End of Period	$6.03	$6.19	$6.39	$6.40	$5.93	$6.29

Total Return[2]	0.98%	4.04%	7.44%	16.54%	2.60%	1.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,894	$3,856	$2,225	$2,403	$1,970	$1,145
Ratio of Total Expenses to
Average Net Assets	0.13%[3]	0.12%	0.12%	0.17%	0.21%	0.21%[3]
Ratio of Net Investment Income to
Average Net Assets	7.26%[3]	7.14%	7.36%	7.71%	8.48%	8.81%[3]
Portfolio Turnover Rate	34%[3]	44%	51%	52%	29%	29%

1 Inception.

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet these obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2006, the investment advisory fee represented an effective annual rate of 0.04% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $966,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.97% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2006, custodian fee offset arrangements reduced the fund’s expenses by $19,000.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2006, the fund had available realized losses of $1,480,033,000 to offset future net capital gains of $18,887,000 through January 31, 2009, $685,334,000 through January 31, 2010, $721,932,000 through January 31, 2011, and $53,880,000 through January 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2006, net unrealized depreciation of investment securities for tax purposes was $147,092,000, consisting of unrealized gains of $96,917,000 on securities that had risen in value since their purchase and $244,009,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2006, the fund purchased $1,409,947,000 of investment securities and sold $1,632,246,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $45,106,000 and $12,326,000, respectively.

High-Yield Corporate Fund

G. The market value of securities on loan to broker-dealers at July 31, 2006, was $259,493,000, for which the fund received cash collateral of $267,113,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2006		January 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	478,888	78,194	1,190,045	190,526
Issued in Lieu of Cash Distributions	141,040	23,109	320,216	51,425
Redeemed[1]	(709,418)	(115,944)	(3,327,587)	(533,646)
Net Increase (Decrease)—Investor Shares	(89,490)	(14,641)	(1,817,326)	(291,695)
Admiral Shares
Issued	443,496	72,331	2,348,627	376,407
Issued in Lieu of Cash Distributions	90,935	14,901	137,411	22,116
Redeemed[1]	(394,053)	(64,547)	(769,849)	(123,778)
Net Increase (Decrease)—Admiral Shares	140,378	22,685	1,716,189	274,745

1 Net of redemption fees of $488,000 and $2,394,000 (fund totals).

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 106 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 106 are meant to highlight and help you compare ongoing costs only; they do not include the funds’ low-balance fees or the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year. These fees are described in the prospectus. If a fee were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended July 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Bond Fund	1/31/2006	7/31/2006	Period[1]
Based on Actual Fund Return
Short-Term Investment-Grade
Investor Shares	$1,000.00	$1,018.53	$1.05
Admiral Shares	1,000.00	1,019.07	0.50
Institutional Shares	1,000.00	1,019.24	0.35
Intermediate-Term Investment-Grade
Investor Shares	$1,000.00	$1,002.29	$1.04
Admiral Shares	1,000.00	1,002.83	0.50
Long-Term Investment-Grade
Investor Shares	$1,000.00	$975.36	$1.22
Admiral Shares	1,000.00	976.00	0.59
High-Yield Corporate
Investor Shares	$1,000.00	$1,009.19	$1.30
Admiral Shares	1,000.00	1,009.84	0.65
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35
Intermediate-Term Investment-Grade
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.30	0.50
Long-Term Investment-Grade
Investor Shares	$1,000.00	$1,023.55	$1.25
Admiral Shares	1,000.00	1,024.20	0.60
High-Yield Corporate
Investor Shares	$1,000.00	$1,023.51	$1.30
Admiral Shares	1,000.00	1,024.15	0.65

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.21% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.25% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.26% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees has renewed Vanguard Short-Term and Intermediate-Term Investment-Grade Funds’ investment advisory arrangement with The Vanguard Group, Inc. The board also has approved amended investment advisory agreements between Vanguard Long-Term Investment-Grade and High-Yield Corporate Funds and the funds’ advisor, Wellington Management Company, LLP. The amended agreements change the process for the quarterly calculation of asset-based fees. The calculation now will be based on the average daily net assets of each fund, rather than on the average month-end net assets. The board determined that continuing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board decided to approve the arrangement with Vanguard and to amend the agreements with Wellington Management, based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the benefits to shareholders of continuing to retain Vanguard and Wellington Management as the advisors to the funds, particularly in light of the nature, extent, and quality of services they have provided. The board considered the quality of investment management to the funds over both the short and long term and the organizational depth and stability of the firms. The board noted that Vanguard and Wellington Management have been the funds’ advisors since their inceptions and that the portfolio management teams employ disciplined investment processes and have considerable experience. The board concluded that the advisors’ experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements, with the amendments described above.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board noted that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies and competitive versus their respective benchmarks and peer groups. Information about the funds’ performance, including some of the data considered by the board, can be found in the Performance Summary sections of this report.

Cost

The board concluded that the funds’ expense ratios were far below the average expense ratios charged by funds in their respective peer groups. The board noted that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory fee expenses.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade Fund and the High-Yield Corporate Fund, because Wellington Management is independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that with regard to the Short-Term and Intermediate-Term Investment-Grade Funds, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase. The board also concluded that shareholders in the Long-Term Investment-Grade Fund and the High-Yield Corporate Fund benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fees as each fund’s assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

109

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
140 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
140 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
140 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
140 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
140 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
140 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
140 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
140 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
140 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
140 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone > 800-952-3335

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q392 092006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	September 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	September 19, 2006

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	September 19, 2006

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.